UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No.      )

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Green Brick Partners, Inc.

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GREEN BRICK
PARTNERS

# Green Brick Partners
## 2024 Notice of Annual Meeting and Proxy Statement

June 11, 2024

ABOUT GREEN BRICK PARTNERS
Green Brick Partners is committed to building strong communities designed for an exceptional quality of life. We believe that a company’s propensity for success is determined by choosing to do the right thing day after day, for our homebuyers, stockholders, and employees. This begins by following our guiding principles, a set of values we call HOME. This acronym, representing Honesty, Objectivity, Maturity, and Efficiency, allows us to build and design homes with a focus on quality craftsmanship, superior customer service, and an ongoing commitment to transparency. Green Brick Partners’ subsidiary and affiliated homebuilders can be found across three states through seven builder brands. Additionally, our affiliated mortgage and title operations make buying a home a seamless experience and provide timely visibility into our buyers.

Green Brick Partners, Inc.
5501 Headquarters Drive, Suite 300 W
Plano, TX 75024
Notice of Annual Meeting
DATE & TIME Tuesday, June 11, 2024 10:00 a.m., Central LOCATION www.virtualshareholder meeting.com/GRBK2024 RECORD DATE April 19, 2024
How to Vote BY INTERNET www.proxyvote.com BY TELEPHONE 1-800-690-6903 BY MAIL Mark, sign and date your proxy card and return in the postage-paid envelope we have provided.
Items of Business
1.	Election of seven directors to the Board
	Recommendation: FOR	Page: 5
2.	To ratify the appointment of RSM US LLP as our Independent Registered Public Accountants for 2024
	Recommendation: FOR	Page: 49
3.	To approve the 2024 Omnibus Incentive Plan
	Recommendation: FOR	Page: 52
Our Board of Directors is soliciting proxies from stockholders who wish to vote at the Annual Meeting. Stockholders also will transact such other business as may properly come before the Annual Meeting and any adjournment thereof.
We are furnishing our proxy materials over the Internet as permitted by the rules of the U.S. Securities and Exchange Commission. As a result, we are sending a Notice of Internet Availability of Proxy Materials rather than a full paper set of the proxy materials unless you previously requested to receive printed copies. The Notice of Internet Availability of Proxy Materials contains instructions on how to access our proxy materials on the Internet, as well as instructions on how stockholders may obtain a paper copy of the proxy materials. This process will reduce the costs associated with printing and distributing our proxy materials.
All stockholders are cordially invited to attend the Annual Meeting in person. Whether or not you expect to attend, you are urged to vote as soon as possible by Internet or mail so that your shares may be voted in accordance with your wishes. Granting a proxy does not affect your right to revoke it later or to vote your shares in the event you attend the Annual Meeting.
By Order of the Board of Directors,
Richard A. Costello
Chief Financial Officer, Treasurer and Secretary

We mailed a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy statement and annual report for the year ended December 31, 2023 on or about April 29, 2024.
Our proxy statement and annual report are available online at: www.proxyvote.com.

2024 Proxy Statement	i

ii	2024 Proxy Statement

PROXY SUMMARY

This proxy summary highlights information contained elsewhere in this proxy statement and does not contain all information that you should review and consider. Please read the entire proxy statement with care before voting.
2024 Annual Meeting of Stockholders
Date and Time:	Tuesday, June 11, 2024, at 10:00 a.m., Central Time
Place:	Our meeting will be held in a virtual format only, conducted exclusively via www.virtualshareholdermeeting.com/GRBK2024.
Record Date:	April 19, 2024
Proposals and Board Recommendations
Proposal		Board Recommendations
Proposal 1:	Election of Directors (page 5)	FOR each nominee
Proposal 2:	Ratification of RSM US LLP as Auditors (page 49)	FOR
Proposal 3:	Approval of 2024 Omnibus Incentive Plan (page 52)	FOR
Delivering Stockholder Value
Our financial and operational performance has contributed to our ability to create significant stockholder value as we delivered 717.4% Total Shareholder Return (“TSR”) over the five years ended December 31, 2023, or a 48.3% CAGR.
2024 Proxy Statement	1

Proxy Summary
2023 FINANCIAL AND OPERATIONAL HIGHLIGHTS

Total Revenue ($ in Millions)

$1,402.9
$1,757.8
$1,777.7
FY 2021
FY 2022
FY 2023

Net Income Attributable to Green Brick ($ in Millions)

$190.2
$291.9
$284.6
FY 2021
FY 2022
FY 2023

New Homes Delivered

2,834
2,916
3,123
FY 2021
FY 2022
FY 2023

Homebuilding Gross Margin

26.4%
29.8%
30.9%
FY 2021
FY 2022
FY 2023

For more information relating to Green Brick Partners, Inc.’s financial performance, please review our Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the Securities and Exchange Commission (the “SEC”) on February 29, 2024.
Proposal 1 — Election of Directors (page 5)
Board Composition

2	2024 Proxy Statement

Proxy Summary
Director Nominees
	AGE	DIRECTOR SINCE	Audit	Comp.	G&S
David Einhorn, Chairman President Greenlight Capital, Inc.	55	2006
James R. Brickman Chief Executive Officer Green Brick Partners, Inc.	72	2014
Elizabeth K. Blake Retired General Counsel	72	2007
Harry Brandler Retired Chief Financial Officer	52	2014
Lila Manassa Murphy Chief Financial Officer, Dundee Corporation	52	2022
Kathleen Olsen Retired Chief Financial Officer Eminence Capital, LLC	52	2014
Richard S. Press Retired Senior Vice President Wellington Management	85	2014
Chair
Member
2024 Proxy Statement	3

Proxy Summary
Governance Highlights

Annual election of directors

100% independent Board committees

5 out of our 7 Board nominees are independent

Directors elected by majority vote

Director resignation policy for all directors in uncontested elections

Robust stock ownership guidelines applicable to directors and executive officers

Executive officer compensation recoupment “clawback” policy

Independent directors meet in executive session without management present

Strong Board oversight of risk management process

Audit Committee has oversight of cybersecurity and information systems risk

Policies prohibiting hedging and pledging of shares by executive officers and directors

Proxy access allows stockholders to nominate directors and have nominees included in the proxy statement

Addition of sustainability responsibilities to Governance committee

Regular stockholder engagement

4	2024 Proxy Statement

PROPOSAL NO. 1 ELECTION OF DIRECTORS

Seven individuals have been nominated to serve as our directors for the ensuing year and until their successors shall have been duly elected and qualified. All nominees are presently directors.
The persons named as proxies in the accompanying proxy card have advised management that unless authority is withheld in the proxy, they intend to vote for the election of the individuals identified as nominees below. We do not contemplate that any nominee named below will be unable or will decline to serve. However, if any nominee is unable to serve or declines to serve, the persons named in the accompanying proxy card may vote for another person, or persons, in their discretion, unless our Board chooses to reduce the number of directors serving on the Board of Directors (the “Board”).

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE BELOW DIRECTOR NOMINEES.
Our Board and Our Director Nominees
Our Amended and Restated Bylaws (“Bylaws”) allow our Board to set the size of the board and our Board has set the size of the board to be seven directors. For the size and scope of our business and operations, our Board believes a board of approximately this size is appropriate as it is small enough to allow for effective communication among the members but large enough to bring a diverse set of perspectives and experiences to our board room.
Any nominee who does not receive a majority vote in an election that is not a contested election is expected to promptly tender his or her resignation to the Chairman of the Board following certification of the stockholder vote. Considering such factors as it deems relevant, the Governance & Sustainability Committee will make a recommendation to the Board as to whether to accept or reject the resignation, or whether other action should be taken. Considering the Governance & Sustainability Committee’s recommendation and such other factors as it deems relevant, the Board shall, exercising its business judgment, determine whether to accept or reject the resignation, or whether other action should be taken. Within 90 days from the date of the certification of the stockholder vote, we will promptly publicly disclose the Board’s decision and process (including, if applicable, the reasons for rejecting the tendered resignation) in a Form 8-K filed with the SEC.
If a director’s resignation is not accepted by the Board, the director will continue to serve until the next annual meeting of stockholders or until his or her successor is duly elected and qualified, or his or her earlier resignation, removal, or inability to serve for any reason. If a director’s resignation is accepted by the Board, then the Board may fill the resulting vacancy or decrease the number of directors comprising the Board in accordance with our Bylaws.
We believe that each of our nominees possesses the experience, skills, characteristics and qualities to fully perform his or her duties as a director and to contribute to our success. In addition, each of our nominees is being nominated because they each possess the highest standards of personal integrity, are accomplished in their field, have an understanding of the interests and issues that are important to our stockholders, and are able to dedicate sufficient time to fulfilling their obligations as a director. Our nominees as a group complement each other and each other’s respective experiences, skills, characteristics and qualities. For an additional discussion of the nomination process, see “Nominee Qualifications and the Nomination Process” beginning on page 11 of this proxy statement.
The following sets forth certain information with respect to each nominee standing for re-election to the Board. The biographies of each of the nominees and directors contain information regarding the individual’s service as a director, business experience, and the qualifications, characteristics or skills that led to the conclusion that the individual should serve as our director.
2024 Proxy Statement	5

Proposal No. 1 – Election of Directors

DAVID EINHORN Chairman AGE: 55 DIRECTOR SINCE: 2006
BACKGROUND:
Mr. Einhorn has served as one of our directors since May 2006. Mr. Einhorn has co-founded, and has served as the President of Greenlight Capital, Inc., since January 1996. Funds managed by Greenlight are some of our principal stockholders. Mr. Einhorn serves as Chairman of Greenlight Capital Re, Ltd., a public reinsurance holding company (Nasdaq: GLRE). Mr. Einhorn received a Bachelor of Arts degree in Government from Cornell University.
Skills & Qualifications:
Mr. Einhorn, our Co-Founder, brings to the Board crucial investment expertise and business experience.

JAMES R. BRICKMAN Chief Executive Officer & Director AGE: 72 DIRECTOR SINCE: 2014
BACKGROUND:
Mr. Brickman has served as one of our directors since October 2014. Previously, Mr. Brickman was the founding manager and advisor of each of JBGL Capital LP since 2008 and JBGL Builder Finance LLC since 2010 (collectively “JBGL”) and is our Chief Executive Officer. Prior to forming JBGL in 2008, Mr. Brickman was a manager of various joint ventures and limited partnerships that developed/built low and high-rise office buildings, multifamily and condominium homes and single family homes, entitled land, and supervised a property management company. He previously also served as Chairman and Chief Executive Officer of Princeton Homes Ltd. and Princeton Realty Corporation that developed land, constructed single family custom homes and managed apartments it built. Mr. Brickman has over 40 years’ experience in nearly all phases of real estate construction, development and real estate finance property management. He received a B.B.A. and M.B.A. from Southern Methodist University.
Skills & Qualifications:
Mr. Brickman, our Co-Founder, brings to the Board substantial experience in residential land development, the homebuilding industry and management, as well as intimate knowledge of Green Brick’s business and operations.

6	2024 Proxy Statement

Proposal No. 1 – Election of Directors

ELIZABETH K. BLAKE INDEPENDENT AGE: 72 DIRECTOR SINCE: 2007 COMMITTEES: • Compensation • Governance & Sustainability
BACKGROUND:
Ms. Blake has served as one of our directors since September 2007. Before retiring, Ms. Blake served as Senior Vice President — Advocacy, Government Affairs & General Counsel of Habitat for Humanity International Inc. from 2006 to 2014. Ms. Blake served on the board of directors of Patina Oil & Gas Corporation from 1998 through its sale to Noble Energy in 2005. From March 2003 to 2005, Ms. Blake was the Executive Vice President — Corporate Affairs, General Counsel and Corporate Secretary for US Airways Group, Inc. From April 2002 through December 2002, Ms. Blake served as Senior Vice President and General Counsel of Trizec Properties, Inc., a public real estate investment trust. Ms. Blake served as Vice President and General Counsel of General Electric Power Systems from 1998 to 2002. From 1996 to 1998, Ms. Blake served as Vice President and Chief of Staff of Cinergy Corp. From 1982 to 1984, she was an associate with Frost & Jacobs, a law firm in Cincinnati, Ohio, and a partner from 1984 to 1996. From 1977 to 1982, she was with the law firm of Davis Polk & Wardwell in New York. Ms. Blake received a Bachelor of Arts degree with honors from Smith College and her Juris Doctor from Columbia Law School, where she was a Harlan Fiske Stone Scholar. Ms. Blake was awarded an Honorary Doctorate of Technical Letters by Cincinnati Technical College and an Honorary Doctorate of Letters from the College of Mt. St. Joseph. She is past Chair of the Ohio Board of Regents.
Skills & Qualifications:
Ms. Blake brings to the Board extensive executive leadership, corporate governance expertise, and risk management knowledge through her experience as a director and executive of public, private, and non-profit corporations as well as her knowledge of the homebuilding industry.

2024 Proxy Statement	7

Proposal No. 1 – Election of Directors

HARRY BRANDLER INDEPENDENT AGE: 52 DIRECTOR SINCE: 2014 COMMITTEES: • Compensation (Chair) • Governance & Sustainability
BACKGROUND:
Mr. Brandler has served as one of our directors since October 2014. Before retiring, Mr. Brandler served as the Chief Financial Officer of Greenlight Capital, Inc. from December 2001 to January 2019. Prior to joining Greenlight Capital, Inc., from 2000 to 2001, Mr. Brandler served as Chief Financial Officer of Wheatley Partners, a venture capital firm, where he oversaw the firm’s back-office operations and restructured the firm’s marketing, client relations and technology. From 1996 to 2000, Mr. Brandler served as a Manager at Goldstein, Golub & Kessler, where he provided audit, tax and consulting services to investment partnerships and other financial organizations and where he was promoted to Manager in January 1999. Mr. Brandler received a B.S. in Accounting from New York University in 1993. Mr. Brandler was admitted as a Certified Public Accountant in New York in 1996.
Skills & Qualifications:
Mr. Brandler brings to the Board a unique understanding of our strategies and operations through nine years of service as a member of the Board and 23 years of finance, accounting and management experience.

8	2024 Proxy Statement

Proposal No. 1 – Election of Directors

LILA MANASSA MURPHY AGE: 52 DIRECTOR SINCE: 2022 COMMITTEES: • Audit (Chair) • Compensation
BACKGROUND:
Ms. Manassa Murphy has served as one of our directors since April 2022. Since May 2021, Ms. Lila Manassa Murphy has served as EVP and Chief Financial Officer of Dundee Corporation, a public Canadian independent holding company listed on the Toronto Stock Exchange, which is focused on holding and managing investments in the energy, natural resources, agriculture and real estate industries. Ms. Manassa Murphy previously served on the board and audit committee of Dundee Corporation, from August 2018 to March 2021. Ms. Manassa Murphy founded Intrinsic Value Partners, LLC in 2018, a provider of consulting services to asset management firms and family offices. Previously, she was Vice President and Portfolio Manager at Federated Hermes, Inc., a Fortune 500, ESG focused investment firm. Prior to that, Ms. Manassa Murphy worked as an Analyst at David W. Tice & Associates Inc. with a dedicated focus on natural resources investing. She has more than 25 years of diverse investment management experience. She sits on the board and finance committee of Sustainable Development Strategies Group, a US-based independent non-profit research institute advancing best practices for sustainable management of natural resources. Ms. Manassa Murphy currently serves as a director of Gold Resource Corporation, a NYSE listed company, and sits on its Audit Committee, its Safety, Sustainability & Technical Committee and chairs its Nominating and Governance Committee. Ms. Manassa Murphy is a member of the Latino Corporate Directors Association.
Skills & Qualifications:
Ms. Manassa Murphy brings to the Board experience and skills developed as a capital markets’ executive officer and Chief Financial Officer focused on real estate finance, while her work as a public company director provides her with a strong background in matters related to sustainability, finance, accounting, and risk assessment.

2024 Proxy Statement	9

Proposal No. 1 – Election of Directors

KATHLEEN OLSEN INDEPENDENT AGE: 52 DIRECTOR SINCE: 2014 COMMITTEES: • Audit • Governance & Sustainability
BACKGROUND:
Ms. Olsen has served as one of our directors since October 2014. Since 2011, Ms. Olsen has been a private investor. From 1999 through 2011, Ms. Olsen served as Chief Financial Officer of Eminence Capital, LLC, a long/short global equity fund. From 1993 to 1999, Ms. Olsen served as audit manager, specializing in investment partnerships, at Anchin, Block & Anchin LLP, a public accounting firm located in New York City. Since 2021, Ms. Olsen has been an adjunct professor at Fordham Gabelli School of Business. Ms. Olsen received a Bachelor of Science degree with honors from the State University of New York at Albany. In addition, Ms. Olsen currently sits on the Board of Trustees of Lockwood-Mathews Mansion Museum and Saint Catherine Center for Specials Needs. Ms. Olsen is a Certified Public Accountant and a member of the American Institute of Certified Public Accountants and New York State Society of Certified Public Accountants.
Skills & Qualifications:
Ms. Olsen brings to the Board an extensive knowledge of accounting, audit, and finance in addition to broad executive leadership experience.

10	2024 Proxy Statement

Proposal No. 1 – Election of Directors

RICHARD S. PRESS INDEPENDENT AGE: 85 DIRECTOR SINCE: 2014 COMMITTEES: • Audit • Governance & Sustainability (Chair) • Insurance (Chair)
BACKGROUND:
Mr. Press has served as one of our directors since October 2014. Before retiring, Mr. Press was a Senior Vice President at Wellington Management from 1994 to 2006, where he started and built the firm’s insurance asset management practice. Prior to that, Mr. Press was a Senior Vice President of Stein Roe & Farnham from 1982 to 1994 and Scudder Stevens and Clark from 1964 to 1982. Mr. Press sat on various committees of the Controlled Risk Insurance Company of The Harvard Risk Management Foundation from 2006 to 2017. Previously, Mr. Press was Chairman of the Board of Anesthesia Associates of Massachusetts, and served as a board member and chairman of each of Transatlantic Holdings (NYSE: TRH) from August 2006 to March 2012 and Pomeroy IT Solutions (NASDAQ: PMRY) from July 2007 to November 2009. He served as a board member of the Housing Authority Insurance Group from 2008 to 2015. He was a founding member of the Board of Governors and the Advisory Board of the National Pediatric Multiple Sclerosis Center, Stony Brook University and Medical School, New York (2001 — 2013). He is currently a director of Millwall Holdings PLC and Millwall Football Club. Mr. Press earned a B.A. from Brown University in 1960, and after serving in the US Army, he received his M.B.A. from Harvard Business School in 1964.
Skills & Qualifications:
Mr. Press brings to the Board an extensive background in finance, insurance and risk management, as well as public company board and committee experience.

Director Nomination Process

Nominee Qualifications and the Nomination Process
The Governance & Sustainability Committee believes that the Board should collectively possess a broad range of skills, knowledge, business experience and diversity of backgrounds that provides effective oversight of our business. The Board’s objective is to maintain a diverse membership that can best further the success of our business and represent stockholder interests through the exercise of sound judgment using its diversity of experience and perspectives. The Governance & Sustainability Committee periodically assesses the characteristics, skills, background and expertise of the Board as a whole and its individual members to assess those traits against the developing needs of the Board and Green Brick. This assessment enables the Governance & Sustainability Committee to update the skills, characteristics and experience it seeks in the Board, as a whole and in individual directors, as our needs evolve over time. As a result of such periodic assessment, the Governance & Sustainability Committee evaluates current directors and potential director nominees and will recommend any changes to Board size or composition that it believes are necessary to create a balanced and effective Board. Green Brick is committed to seeking diversity and balance among directors of race, gender, geography, thought, viewpoints, backgrounds, skills, experience, and expertise.
To the extent that the Governance & Sustainability Committee believes that specific skills, characteristics or experience needs to be added to the Board, the committee initiates a search for a Board nominee, seeking input from board members and senior management. In addition, the Governance & Sustainability Committee has the authority to retain professional search firms to identify director candidates if deemed necessary or appropriate.
2024 Proxy Statement	11

Proposal No. 1 – Election of Directors
As a result of its annual review, the Governance & Sustainability Committee has approved the following matrix of skills and experiences that it believes would be beneficial to have represented on our Board based on our current operating requirements, business strategy, and the long-term interests of our stockholders. The matrix also sets forth each of our directors and the skills that they bring to the Board (additional details are set forth in their individual biographies beginning on page 6 of this proxy statement):
SKILLS AND QUALIFICATIONS	DAVID EINHORN	JAMES R. BRICKMAN	ELIZABETH K. BLAKE	HARRY BRANDLER	LILA MANASSA MURPHY	KATHLEEN OLSEN	RICHARD S. PRESS

INDUSTRY EXPERIENCE
Experience in homebuilding, land development, real estate brokerage and sales and financing and banking in the real estate industry or in analyzing or consulting in these key areas enables our Board to understand key operational aspects of our homebuilding business and provide important perspective from their relevant expertise.

EXECUTIVE LEADERSHIP Experience in positions that require strategic vision, leadership and decision making enables our Board to provide sound business judgment, leadership and strategic vision.

ACCOUNTING/FINANCE/CAPITAL MARKETS
Experience in accounting, finance or capital markets enables our Board to provide insight and guidance on financial reporting, internal controls and our capital structure and to evaluate our investment and capital raising and allocation strategies.

LEGAL/REGULATORY/CORPORATE GOVERNANCE
Experience in legal, regulatory and corporate governance provides our Board an understanding of the regulatory environment in which we operate, especially with our new captive insurance company and assists in the evaluation of risk.

RISK MANAGEMENT Experience in overseeing risk management matters including cybersecurity risks, strengthens the Board’s oversight of the risks facing Green Brick.

PUBLIC COMPANY DIRECTORSHIP
Experience advising or serving on other public company boards enables our Board to have a solid background and the knowledge necessary to understand its oversight and governance roles.

12	2024 Proxy Statement

Proposal No. 1 – Election of Directors
Stockholder Nomination of Director Candidates
Our Governance & Sustainability Committee welcomes candidates recommended by stockholders and, assuming a submission is in proper form as provided under our Bylaws, it will apply the same standards described above to the evaluation of a stockholder nominee as it applies to all nominees, including those recommended by current directors, employees and others.
Our Bylaws permit an eligible stockholder or group of eligible stockholders of any size to nominate up to 25% of our board of directors for inclusion in our proxy statement if they have continuously owned at least 3% of our common stock for a minimum of three years. However, candidates who were previously nominated by stockholders for any of the two most recent annual meetings and who received less than 25% of the total votes cast at any of those annual meetings are not eligible to be nominated utilizing the proxy access provisions. Stockholders who wish to nominate directors for inclusion in our proxy statement or directly at an annual meeting, in accordance with the procedures in our Bylaws, should follow the instructions under “Stockholder Proposals and Director Nominations” in this proxy statement.
In considering any candidate proposed by a stockholder, the Governance & Sustainability Committee will reach a conclusion based on the Board’s established criteria. The Governance & Sustainability Committee may seek additional information regarding the candidate. After full consideration, the stockholder proponent will be notified of the decision of the Governance & Sustainability Committee. A stockholder who wishes to nominate a person for the election of directors must ensure that the nomination complies with our Bylaw provisions on making stockholder nominations at an annual meeting of stockholders.
2024 Proxy Statement	13

CORPORATE GOVERNANCE

Corporate Governance Guidelines

The Board has adopted Corporate Governance Guidelines, which are amended from time to time to incorporate certain current best practices in corporate governance. The Corporate Governance Guidelines describe our corporate governance practices and policies and provide a framework for our Board governance. The topics addressed in our Corporate Governance Guidelines include, among other things:
•
the role of the lead director;

•
director independence;

•
director responsibilities, qualifications, functions, and tenure;

•
committees of the Board;

•
director orientation and continuing education;

•
management development and succession planning;

•
stockholder and other interested parties’ communications with the Board;

•
director compensation; and

•
annual Board and committee self-evaluations.

Our Corporate Governance Guidelines are available on our website at investors.greenbrickpartners.com by clicking on Governance & Sustainability and then Governance Documents.
Board Committees

Our Board has three standing committees: the Audit Committee, the Compensation Committee and the Governance & Sustainability Committee. Each of the Board’s standing committees operates under a written charter adopted by our Board that addresses the purpose, duties and responsibilities of the committee. Each standing committee reviews its charter at least annually and recommends charter changes to the Board as appropriate. A current copy of each standing committee charter can be found on our website at investors.greenbrickpartners.com by clicking on Governance & Sustainability and then Governance Documents.
In addition to our standing committees, the Board has an Insurance Committee whose responsibility is to oversee the operation of our captive insurance subsidiary.
The table below sets forth the current directors appointed to each of the committees:
Independent Director	Audit Committee	Compensation Committee	Governance and Sustainability Committee	Insurance Committee
Elizabeth K. Blake		Member	Member
Harry Brandler		Chair	Member
Lila Manassa Murphy	Chair	Member
Kathleen Olsen	Member		Member
Richard S. Press	Member		Chair	Chair
14	2024 Proxy Statement

Corporate Governance
AUDIT COMMITTEE
Members: Lila Manassa Murphy (Chair) Kathleen Olsen Richard S. Press Meetings in 2023: 5
Responsibilities
The Audit Committee’s responsibilities include:
•
assist Board oversight of the accounting and financial reporting processes of Green Brick, the integrity of the financial statements, and the audits of the financial statements of Green Brick;

•
assist the Board oversight of the Company’s compliance with legal and regulatory requirements, including reviewing and overseeing the Company’s information and technology risks, including cybersecurity;

•
oversee the assessment of financial risk and financial risk management programs;

•
evaluate the independence, qualifications, and performance of the independent auditors;

•
engage and oversee the independent auditors;

•
oversee the integrity and adequacy of internal controls and the quality and adequacy of disclosures to stockholders;

•
oversee the performance of Green Brick’s internal audit function; and

•
perform all other duties required under the charter, assigned by the Board or required by regulation or law.

Independence and Financial Expertise
The Board reviewed the background, experience and independence of the Audit Committee members and based on this review the Board determined that each member of the Audit Committee:
•
meets the New York Stock Exchange (“NYSE”) Listing Standards and SEC requirements for independence with respect to audit committee members; and

•
is financially literate, knowledgeable and qualified to review financial statements.

Ms. Olsen and Ms. Manassa Murphy have been determined to be “audit committee financial experts” as such term is defined in the rules and regulations of the SEC.

The charter provides that a member of the Audit Committee shall not simultaneously serve on the audit committees of more than two other public companies. None of the members of our Audit Committee currently serve on the audit committees of more than two other public companies.
2024 Proxy Statement	15

Corporate Governance
COMPENSATION COMMITTEE
Members: Harry Brandler (Chair) Elizabeth K. Blake Lila Manassa Murphy Meetings in 2023: 5
Responsibilities
The Compensation Committee’s responsibilities include:
•
discharge the responsibilities of the Board relating to the compensation of Green Brick’s Chief Executive Officer and other executive officers;

•
review and approve corporate goals and objectives relevant to the compensation of Green Brick’s Chief Executive Officer and other executive officers;

•
oversee the administration of Green Brick’s compensation plans, including any incentive compensation and equity-based plans;

•
oversee the adoption and administration of Green Brick’s executive compensation Clawback policy;

•
assist the Board in establishing and administering fair and equitable compensation policies and practices designed to enhance Company performance, retain key employees and align the interests of executive officers and other employees with the interests of the stockholders;

•
recommend to the Board compensation for directors;

•
oversee the competency, qualifications and performance of executive officers;

•
review, assess and make reports and recommendations to the Board as appropriate on succession planning with respect to the executive officers;

•
produce a report on executive compensation each year for inclusion in the proxy statement; and

•
perform all other duties required under the charter, assigned by the Board or required by regulation or law.

Independence
The Board reviewed the background, experience and independence of the Compensation Committee members and based on this review, the Board determined that each member of the Compensation Committee is independent and a non-employee pursuant to:
•
NYSE Listing Standards; and

•
Rule 16b-3 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

16	2024 Proxy Statement

Corporate Governance
Compensation Committee Interlocks and Insider Participation
From January through June 2023, Mr. Press and Mses. Blake and Olsen served as members of the Compensation Committee, and since June 2023 Mr. Brandler and Mses. Blake and Manassa Murphy have served as members of the Compensation Committee. None of the members of the Compensation Committee during 2023 were a former officer of the Company or was at any time during 2023 an officer or employee of our Company. None of our executive officers serves as a member of the board of directors or compensation committee of any other entity that has one or more executive officers serving as a member of our Board or Compensation Committee.
Role of Compensation Consultants and Advisors.
Pursuant to its charter, the Compensation Committee has the authority, in its sole discretion, to engage the services of compensation consultants, legal counsel or other advisors as necessary and appropriate to assist the Compensation Committee in fulfilling its duties and responsibilities. The Compensation Committee did not engage a compensation consultant in connection with the 2023 compensation program.
Delegation of Authority
The Compensation Committee may delegate to Green Brick’s management the authority to administer incentive compensation and benefit plans provided for employees as it deems appropriate and to the extent permitted by applicable laws, rules, regulations and NYSE Listing Standards.
2024 Proxy Statement	17

Corporate Governance
GOVERNANCE & SUSTAINABILITY COMMITTEE
Members: Richard S. Press (Chair) Elizabeth K. Blake Harry Brandler Kathleen Olsen Meetings in 2023: 5
Responsibilities
The Governance & Sustainability Committee’s responsibilities include:
•
identify, review the qualifications of, and recommend candidates for Board membership, consistent with criteria set forth in the charter;

•
determine the composition of the Board and its committees;

•
develop corporate governance guidelines for Green Brick and oversee compliance with them;

•
monitor Board and management effectiveness;

•
assist the Board in overseeing and monitoring Green Brick’s development and integration of material corporate governance, social and environmental strategies; and

•
perform all other duties required under the charter, assigned by the Board, or required by regulation or law.

Independence
The Board reviewed the background, experience and independence of the Governance & Sustainability Committee members and based on this review the Board determined that each member of the Governance & Sustainability Committee meets the independence requirements of the NYSE’s Listing Standards.

Board Leadership Structure
The positions of Chairman and CEO are held by two different individuals. David Einhorn serves as Green Brick’s Chairman and James R. Brickman serves as Green Brick’s CEO. Separating these positions allows our CEO to focus on our day-to-day business and operations, while allowing our Chairman to lead the Board in its fundamental role of providing advice to and oversight of management. The Chairman provides leadership to our Board and works with the Board to define its structure and activities in the fulfillment of its responsibilities. The Chairman sets the board agendas, in consultation with our CEO and the other officers and directors, facilitates communications among and information flow to directors, has the power to call special meetings of our Board and stockholders, and presides at meetings of our Board and stockholders. The Chairman also advises and counsels our CEO and other officers. Pursuant to our Corporate Governance Guidelines, the non-employee directors and independent directors meet in executive session, without management present, at each of the regularly scheduled meetings of the Board, and at such other times as may be determined by a majority of the independent directors. In addition, at least once a year, only independent, non-employee directors shall meet in executive session. A lead director, elected from time to time, may serve as the presiding director for all such meetings of the independent directors and at all meetings at which the Chairman is not present. If there is a lead director and the lead director is not present at any such meeting, the other independent directors will select a presiding director for that meeting.
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Corporate Governance
Meetings
During 2023, the Board met 5 times. Each director attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by each of the Board committees on which he or she served. Director attendance is not required at annual meetings of stockholders. Two members of the Board attended the 2023 Annual Meeting of Stockholders.
All of our independent directors meet in executive session (without management present) during each quarterly scheduled Board meeting and at other times as they may deem necessary. Mr. Brandler presided over all executive sessions held in 2023.
Director Independence
Our Corporate Governance Guidelines require that a majority of our directors meet the standards for independence required by the NYSE Listing Standards. In addition, members of our Audit Committee must meet the independence standards for audit committee members adopted by the SEC. Members of the Audit Committee must also have no relationship with us that interferes with their exercise of independent judgment. Members of our Compensation Committee must meet the definition of “non-employee director” contained in Rule 16b-3 of the Exchange Act, and meet the independence requirements under the NYSE Listing Standards.
Our Board makes a formal determination each year as to which of our directors and director nominees are independent. The Board has determined that the following directors or director nominees are independent within the meaning of the NYSE Listing Standards: Harry Brandler, Elizabeth K. Blake, Lila Manassa Murphy, Kathleen Olsen and Richard S. Press. In making its determination regarding the independence of Mr. Brandler, Ms. Olsen and Mr. Press, the Board considered that each of these individuals has invested in limited partnership interests in funds managed by Greenlight Capital, Inc. or its affiliates. We refer to these funds as the “Greenlight Funds.” However, because none of these investments are material, none of the directors have any rights with respect to the management of the Greenlight Funds, and none of the directors has received any compensation from the Greenlight Funds, the Board has determined that such interests would not interfere with the exercise of independent judgment in carrying out the responsibilities of such directors.
Board and Committee Self-Evaluations
Each year, our Board and its committees conduct self-evaluations to ensure they are performing effectively and to identify opportunities to improve overall Board, individual, and committee performance. The Governance & Sustainability Committee annually reviews the format and scope of our Board’s evaluation process considering general corporate governance developments and best practices and recommends changes it believes are appropriate. Once the format and content of the evaluation is approved, a Board and committee self-assessment is conducted under the oversight of the Governance & Sustainability Committee. The feedback received from the evaluations is discussed during a review session led by the Governance & Sustainability Committee and the individual committees, as appropriate.
Stock Ownership Guidelines
We recognize the importance of aligning our directors’ and management’s interests with those of our stockholders. As a result, the Board has established stock ownership guidelines for all of our directors and officers. Under these guidelines, directors and executive officers are expected to accumulate over a
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Corporate Governance
designated period, shares of common stock having a fair market value equal to the multiple of their annual cash retainer, in the case of directors, or base salary, in the case of executive officers, as shown in the table below.
Name	Required Multiple
Chief Executive Officer	3x
All Other NEOs	2x
Directors	5x
For purposes of calculating the stock ownership, we include all shares owned directly or indirectly, either because the individual has an economic interest in the shares or because the individual has the right to vote such shares, including (i) shares held by immediate family members residing in the individual’s household, (ii) shares beneficially owned in a trust or family limited partnership or similar estate planning vehicle, by immediate family members residing in the individual’s household, and (iii) any other shares that are beneficially owned that would be reportable for purposes of the stock ownership table in the Company’s proxy statement (excluding shares subject to a right to acquire such as unvested options, unvested restricted stock units or other unvested or unearned derivatives) or on Table 1 of Forms 3, 4 or 5 (as then promulgated pursuant to Section 16 of the Exchange Act). An executive or a director has five years to comply with our stock ownership guidelines. Until an executive or a director meets his or her required ownership, such executive or director shall retain one hundred percent (100%) of all net shares received from the settlement of restricted stock or restricted stock units under a Company incentive plan.
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Corporate Governance
Risk Management
Board’s Role in Risk Oversight
Board Oversight of Strategy. One of the Board’s primary responsibilities is overseeing management’s establishment and execution of the Company’s strategy and the associated risks. The full Board oversees strategy and strategic risk through robust and constructive engagement with management, taking into consideration our key priorities, global trends impacting our business, regulatory developments, and disruptors in our businesses. The Board’s oversight of our strategy primarily occurs through deep-dive
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Corporate Governance
annual reviews of the Company’s long-term strategic plans. During these reviews, management provides the Board with its view of the key commercial and strategic risks faced by the Company, and the Board provides management with feedback on whether management has identified the key risks and is taking appropriate actions to mitigate risk. In addition to the annual deep-dive strategic review, because the Company’s strategic initiatives are subject to rapidly evolving business dynamics, the Board regularly receives updates on key strategic initiatives throughout the year to ensure progress is being made against goals, understand where adjustments or refinements to strategy may be appropriate and stay current on issues impacting the business.
Cybersecurity & Information Security Risk Management. Cybersecurity is an integral part of our overall ERM program. The Audit Committee oversees our cybersecurity and other information technology risks, controls, strategies and procedures. In addition, the Audit Committee periodically evaluates our information security strategies to ensure its effectiveness and, if appropriate, may also include a review from third-party experts. Our Vice President of IT reports to the Audit Committee as part of every regularly scheduled meeting of the Audit Committee (or more frequently, as needed) regarding technological risk exposure and cybersecurity risk management strategy. In addition, our Board also may review and assess cybersecurity risks as part of its responsibilities for oversight of our broad ERM program.
Our information security management systems are comprehensive and designed to drive our cybersecurity program. Our IT policies, procedures, controls, and risk assessments are based on the Center for Internet Security Cybersecurity Framework. The core functions of our framework aim to identify opportunities for improvement and risk mitigation. Key elements of our information security management systems include, among others:
•
Annual penetration testing

•
Adoption of an incident response plan

•
Employee email phishing training campaigns

•
Email security monitoring

•
Realtime vulnerability scanning and intrusion detection

•
Employee cyber security awareness program

•
Real-time (offsite) backups of production systems

•
Regular audits & progress reports

•
Continuous improvement of the information security management system

We maintain a cyber incident response plan to timely, consistently, and compliantly address cybersecurity threats that may occur despite our safeguards. The response plan includes preparation, detection and analysis, containment and investigation, notification (which may include timely notice to our Board if deemed material or appropriate), eradication and recovery, and incident closure and post-incident analysis. We retain a third-party cyber security firm to leverage in the event of a cyber security incident. Our response planning is reviewed annually and kept up to date. The scope of this plan is enterprise-wide and includes our business units and subsidiaries. We work with third-party industry experts to conduct regular vulnerability assessments and penetration testing.
Additional Corporate Governance Policies

Code of Business Conduct and Ethics. All of our employees, officers (including our principal executive, financial and accounting officers) and directors are held accountable for adherence to our Code of Business Conduct and Ethics (“Code of Conduct”). Our Code of Conduct is designed to help us meet our responsibility of conducting our business in compliance with laws and good ethical practice. Our Code of Conduct is available on our website at investors.greenbrickpartners.com by clicking on Governance &
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Corporate Governance
Sustainability and then Governance Documents. Any waivers of, or amendments to, our Code of Conduct will be posted on our website and reported as required by the SEC.
Vendor Code of Conduct. We have adopted a Vendor Code of Conduct outlining our standards and expectations of our suppliers and other business partners, which can also be found at investors.greenbrickpartners.com by clicking on Governance & Sustainability and then Governance Documents. The Vendor Code of Conduct outlines our expectation that our business partners, suppliers, vendors, and contractors demonstrate the highest standards of business conduct, integrity and adherence to the law. We also expect our vendors to follow best industry practices so that our homes are built in a manner that meets or exceeds the expectations of Green Brick and our customers. The Vendor Code of Conduct provides specific guidance regarding vendor’s responsibility to comply with all applicable laws and regulations and to have policies ensuring such compliance, their duty to escalate concerns, handle information properly and maintain accurate records, address potential conflicts of interest, and operate responsibly and in compliance with all anti-corruption, environmental, health and safety, social and human rights, child-labor, anti-slavery and other relevant laws.
Related Person Transaction Approval Policy. Green Brick has adopted a written policy for the review, approval and ratification of transactions with related persons. The policy covers related party transactions between us and any of our officers and directors or their respective affiliates, director nominees, 5% or greater security holders or family members of any of the foregoing. Related party transactions covered by this policy are reviewed by our Governance & Sustainability Committee to determine whether the transaction is in our best interests and the best interests of our stockholders. As a result, approval of related party business will be denied if, among other factors, it is determined that the proposed transaction is not fair and reasonable and on terms no less favorable to Green Brick than could be obtained in a comparable arms-length transaction with an unrelated third party. All directors must recuse themselves from any discussion or decision affecting their personal, business or professional interests. All related person transactions will be disclosed in our applicable SEC filings as required under SEC rules.
Transactions with Related Persons. During 2023, Green Brick held a 90% membership interest and a 90% voting interest in CLH20, LLC (“CLH20”), the owner of Centre Living Homes, LLC (“Centre Living”), a builder that focuses on single family residences and townhomes in the Dallas metroplex market. The remaining 10% of membership and voting interests in CLH20 is held by Trevor Brickman, President of Centre Living and son of our CEO, James R. Brickman.
Insider Trading, Anti-Pledging Policy and Anti-Hedging Policy. Our Insider Trading Policy prohibits all directors, officers and employees from engaging in transactions in our common stock while in possession of material non-public information and restricts directors, officers and other “designated insiders” from engaging in most transactions involving our common stock during periods, for which we have determined those individuals are most likely to be aware of material, non-public information. Our Insider Trading Policy also prohibits any officer or director from entering into any transaction that has the effect of hedging or locking in the value of his or her stock holdings, such as zero-cost collars and forward sale contracts. Additionally, our Insider Trading Policy prohibits any officer, director or employee from, directly or indirectly, engaging in “short sales” of our common stock.
Our Insider Trading Policy prohibits pledging of our common stock as collateral for loans. In limited circumstances, however, the Board may approve an exception to this prohibition to an entity having 10% or more beneficial ownership of our common stock where the entity is able to clearly demonstrate the financial ability to repay the loan without resorting to the pledged securities. Our largest stockholder, Greenlight Capital and affiliated entities (collectively “Greenlight”), is a family of investment entities and special purpose vehicles which hold shares of our common stock. In accordance with their respective investment strategies, certain of Greenlight funds hold their portfolio securities in margin accounts. None of
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Corporate Governance
the shares held in the special purpose vehicles are pledged. During 2023, Greenlight Capital reduced from 7,658,703 to 2,977,008 (or 6.62% of our common stock outstanding) the number of shares held in margin accounts. Mr. Einhorn does not pledge any of the shares that are held by him individually.
Sustainability and Corporate Responsibility

Management and Board Oversight
As we have progressed in our approach to sustainability and corporate responsibility, our governance and oversight structure has also evolved. The Governance & Sustainability Committee has been assigned by the Board to provide oversight of our policies and programs related to corporate governance, environmental and social matters. This committee is also responsible for reviewing with management strategies, policies, programs, and practices relating to sustainability and climate risk strategies and performance, including material environmental, social, and governance trends, risks and related long and short-term impacts on our business, as well as Green Brick’s public reporting on these topics in furtherance of Green Brick’s business, strategy, values, and purpose and provide recommendations to the Board as appropriate.
Commitments to Sustainability
As one of the fastest growing public companies in the country, we take very seriously our responsibility to grow in a sustainable way that minimizes our impact on the environment.
Responsible Land Development
From site selection to design and development, our land strategy is rooted in responsibility. We conduct rigorous environmental impact studies and develop each neighborhood with sustainability in mind. This includes implementing stormwater management measures, earthwork strategies to minimize slope and soil disturbance, and making all efforts to rehome wildlife and protect the natural landscape.
Sustainable Homeownership
We strive to continuously improve the energy performance of our homes as we believe it is the most significant way that we can contribute to reducing carbon emissions. We have made significant progress in having many of our homes being designated as Energy Star® Certified, which means the home has met the energy efficiency requirements for this designation as set forth by the U.S. Environmental Protection Agency.
Many of our homebuilders partner with some of the most reputable manufacturers of cutting-edge, energy-efficient products to give our homebuyers a quality home that will not only stand the test of time, but deliver significant savings for years to come. For example, we are pleased to note that almost all of our homes now utilize LED lighting, which uses approximately 75% less energy and lasts up to 25 times longer than incandescent lighting.
Other areas of sustainable building practices we have focused on this past year include a streamlined construction approach utilized pre-cut lumber, high-efficiency construction using spray foam insulation, low flow fixtures, and double pane insulated windows, and providing Energy Star® rated appliances in our homes.
Waste and Water Reduction
In 2023, we continued to implement strategies that would increase our operational efficiencies and minimize waste and our impact on the environment. We also install tankless water heaters in many of our
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Corporate Governance
homes, which are typically 20-30% more efficient than traditional 50-gallon water heater tanks. Our teams are consistently challenged to optimize our plan library and identify the most efficient ways to build our homes.
Our People
Our commitment to attracting and retaining the top talent across all departments begins and ends with creating a work environment that fosters inclusivity and empowers each of our team members to reach their full potential. A robust system of programs aimed at ensuring the health, well-being, and personal and professional development of our team coupled with community engagement and philanthropy ensures that we remain focused on what matters most — our employees and serving the communities where we build. In addition to a comprehensive medical, vision, and dental benefits package, employees are eligible to participate in our 401K program (with company match) and have access to generous fitness and tuition reimbursement policies.
Health and Safety
Green Brick is committed to providing all employees and others who are on Company property with a safe and secure environment. Accordingly, all personnel will comply with all health and safety laws and regulations, as well as Green Brick policies governing health and safety. All personnel are responsible for immediately reporting accidents, injuries and unsafe equipment, practices or conditions to a supervisor or Green Brick officer.
Diversity and Inclusion
We respect the value that diverse life experiences bring to our team, from part time associates all the way to our Board of Directors, of which 60% of our independent directors are women and one is Hispanic. Investing in our employees is a top priority and we continually strive to provide an environment that promotes learning, growth, and development to maximize our people’s potential. We always seek to attract, develop and retain the most qualified people for all our positions while focusing on embedding diversity and inclusion to build a unique blend of cultures, backgrounds, skills and beliefs that represent a myriad of experiences, viewpoints, and backgrounds.
Governance
Our values of HOME — Honesty, Objectivity, Maturity, and Efficiency — are intimately linked to our outlook on operating responsibly. We believe that through our values we can maintain policies and procedures that support ethical business practices, sound governance, and adherence to all regulatory requirements that result in promoting our stockholder, employee, and community interests.
We are committed to operating our Company with integrity and the highest ethical standards, including comprehensive governance structures and practices that meet or exceed the requirements of applicable laws, regulations, and rules, including the NYSE’s Listing Standards.
2024 Proxy Statement	25

DIRECTOR COMPENSATION

2023 Compensation
Annual Cash Retainer. For 2023, our independent directors, other than our Chairman, received an annual cash retainer of $100,000 that is paid quarterly in arrears. For 2023, our Chairman’s compensation package consisted of an annual cash retainer equal to $150,000. Each director, except our Chairman, has the option to elect to receive all or a portion of his or her cash retainer in the form of shares of restricted stock that will vest on the first anniversary of the grant date.
Annual Equity Grant. For 2023, the Compensation Committee recommended, and the Board approved, increasing the value of the annual equity grant of restricted stock to $140,000. As a result, on March 6, 2023, each independent director received an award of 4,241 shares of restricted stock for the annual equity retainer which vest on the first anniversary of the grant date, provided that the director is then serving on the Board.
Committee Chair Fees. For 2023, the Compensation Committee recommended, and the Board approved, an increase in the additional retainer payable to the chairs of each of our Committee. As approved, the additional annual committee chair retainers for 2023 were $25,000 for the Audit Committee chair and $20,000 for the chairs of each of the Compensation Committee, Governance and Sustainability Committee and Insurance Committee, in each case payable quarterly in arrears.
2023 Director Compensation Table
The following table sets forth information regarding the compensation of our non-employee directors for 2023. Mr. Brickman, our Chief Executive Officer, is omitted from the table as he does not receive any additional compensation for his services as a director. For more information on Mr. Brickman’s compensation, see “Executive Compensation” beginning on page 40.
Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)(3)	Total ($)
David Einhorn	146,319	—	146,319
Elizabeth K. Blake(4)	—	236,246	236,246
Harry Brandler(5)	110,934	137,196	248,130
Kathleen Olsen(6)	107,033	137,196	244,229
Lila Manassa Murphy(7)	113,668	137,136	250,864
Richard S. Press(8)	135,467	137,196	272,663

(1)
Amount reflects the amount of annual retainer paid in cash. As discussed above, directors may elect to receive shares of restricted stock in lieu of the annual cash retainer.

(2)
Amount reflects the aggregate grant date fair value of the shares of restricted stock granted on March 6, 2023 as the Annual Equity Award and the shares of restricted stock granted to Ms. Blake in lieu of her annual cash retainer granted on June 13, 2023 as computed in accordance with FASB ASC Topic 718. These amounts reflect our accounting expense for these awards and do not necessarily correspond to the actual value that may be realized for these awards by our independent directors. For additional information on the valuation assumptions regarding the restricted stock awards, refer to Note 10 to our financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC.

(3)
The following table sets forth the aggregate number of shares of restricted stock outstanding, as of December 31, 2023, for each of our independent directors. Please see “Security Ownership” on page 64 for the total number of shares held by our directors.

26	2024 Proxy Statement

Director Compensation
Name	Restricted Stock
Elizabeth K. Blake	6,018
Harry Brandler	4,241
Kathleen Olsen	4,241
Richard S. Press	4,241
Lila Manassa Murphy	4,241

(4)
Ms. Blake elected to receive the cash portion of her annual retainer in shares of restricted stock, which includes the prorated additional annual retainer for service as Chair of the Governance & Sustainability Committee through the 2023 Annual Meeting.

(5)
Includes prorated additional annual retainer for service as Chair of the Compensation Committee following the 2023 Annual Meeting.

(6)
Includes prorated additional annual retainer for service as Chair of the Audit Committee through the 2023 Annual Meeting.

(7)
Includes prorated additional annual retainer for service as Chair of the Audit Committee following the 2023 Annual Meeting.

(8)
Includes (i) additional annual retainer for service as Chair of the Insurance Committee, (ii) prorated additional annual retainer for service as Chair of the Compensation Committee through the 2023 Annual Meeting and (iii) prorated additional annual retainer for service as Chair of the Governance & Sustainability Committee following the 2023 Annual Meeting.

2024 Proxy Statement	27

EXECUTIVE OFFICERS

Set forth below is certain information relating to our current executive officers and key employees. Biographical information with respect to Mr. Brickman is set forth above under “Proposal 1 — Election of Directors.”
Name	Age	Position
James R. Brickman	72	Chief Executive Officer
Richard A. Costello	65	Chief Financial Officer
Jed Dolson	46	President and Chief Operating Officer
Neal Suit	48	Executive Vice President, General Counsel, and Chief Risk and Compliance Officer
Richard A. Costello — Mr. Costello has been our Chief Financial Officer since April 2015. From January 2015 until his appointment as Chief Financial Officer, Mr. Costello served as our Vice President of Finance. Mr. Costello has over 25 years of financial and operational experience in all aspects of real estate management. Since 2007, Mr. Costello worked as a private investor until he joined Green Brick. Previously, he worked for 16 years at GL Homes of Florida, one of the largest private developers and homebuilders in Florida. There he served as Chief Financial Officer and Chief Operating Officer as well as in other senior financial management roles. Prior to joining GL Homes, Mr. Costello worked for six years as AVP-Finance of Paragon Group, a regional commercial real estate developer, and for four years as an auditor for KPMG LLP. Mr. Costello received a B.S. in Accounting from the University of Central Florida and his M.B.A. from Kellogg School of Northwestern University.
Jed Dolson — Mr. Dolson has been our President and Chief Operating Officer since October 2023, and prior to being promoted served as our Executive Vice President and Chief Operating Officer since September 2020. He previously served from October 2017 as the President of Texas Region of the Company. Prior to that time, he was Head of Land Acquisition and Development from September 2013. From March 2010 to September 2013, Mr. Dolson served as a managing member of Pecos One LLC, a consulting firm that provided services to JBGL. Prior to joining the Company, Mr. Dolson worked for three years at Jones & Boyd Engineering and later he served five years as Director of Development for a local private residential developer. Mr. Dolson received a B.S. degree in Civil Engineering from Texas A&M University and a M.S. in Civil Engineering from Stanford University.
Neal Suit — Mr. Suit joined Green Brick in 2021 and has been our Executive Vice President, General Counsel, and Chief Risk and Compliance Officer since October 2022. Mr. Suit has over 20 years of legal experience, much of that experience focused on the real estate and construction industries. He served as the Executive Vice President, General Counsel, and Corporate Secretary of Legacy Housing Corporation, where he played a key role in Legacy’s successful IPO in December 2018. Prior to going in-house, Mr. Suit worked at various law firms in the Dallas area, including a decade at the law firm of Carrington, Coleman, Sloman & Blumenthal, LLP, where he was a partner and the co-chair of the firm’s Real Estate and Construction section. Mr. Suit earned a B.A. degree from Baylor University and J.D. from Harvard Law School.
28	2024 Proxy Statement

COMPENSATION DISCUSSION AND ANALYSIS

Our named executive officers for 2023 are the executive officers listed below:
Name	Position
James R. Brickman	Chief Executive Officer
Richard A. Costello	Chief Financial Officer
Jed Dolson	President and Chief Operating Officer
Neal Suit	Executive Vice President, General Counsel, and Chief Risk and Compliance Officer
Compensation Philosophy and Objectives

The Compensation Committee believes that the caliber, motivation and alignment of all of our employees with the interests of our stockholders, and especially our executive leadership, are essential to Green Brick’s performance. The Compensation Committee believes our management compensation programs contribute to our ability to differentiate our performance from others in the marketplace and thereby deliver stockholders superior value. Moreover, we believe that Green Brick’s overall executive compensation philosophy and programs are market competitive, performance-based and stockholder aligned. The three principles of our compensation philosophy are as follows:
Principles	Implementation
Total direct compensation levels should be sufficiently competitive to attract, motivate and retain the highest quality executives	The Compensation Committee seeks to establish target total direct compensation (salary plus annual incentive), providing our executives the opportunity to be competitively rewarded for our financial and operational growth. Total direct compensation opportunity (i.e., maximum achievable compensation) should increase with position and responsibility.
Performance-based and “at-risk” incentive compensation should constitute a substantial portion of total compensation	We seek to foster a pay-for-performance culture, with a significant portion of total direct compensation being performance-based and/or “at risk.” Accordingly, such portion should be tied to, and vary with, our financial, and operational performance, as well as individual performance. Executives with greater responsibilities and the ability to directly impact our strategic and operational goals and long-term results should bear a greater proportion of the risk if these goals and results are not achieved. Therefore, the more senior the executive, the greater the percentage of total compensation is in the form of performance-based compensation.
Compensation programs should align executives’ interests with our stockholders’ interests to further the creation of long-term stockholder value	By awarding a portion of each year’s annual incentive payout in the form of stock, we encourage executives to focus on our long-term growth and prospects. This incentivizes our executives to manage our company from the perspective of owners with a meaningful stake and encourages them to remain with us for long and productive careers. Equity-based compensation also subjects our executives to market risk, a risk also borne by our stockholders.
The overall level of total compensation for our named executive officers as described herein is intended to be reasonable and competitive, taking into account factors such as the individual’s experience,
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Compensation Discussion and Analysis
performance, duties and scope of responsibilities, prior contributions and future potential contributions to our business. With these principles in mind, we structured our compensation program to offer competitive total pay packages that we believe enable us to retain and motivate executives with the requisite skill and knowledge and ensure the stability of our management team, which is vital to the success of our business.
Our Financial and Operational Metrics are Aligned with Long-Term Growth
We believe our compensation program provides an appropriate balance between operational metrics that all team members can impact and that are aligned with successfully implementing our long-term growth strategy and financial metrics and rewarding executives upon the achievement of annual results. We measure our operational and financial metrics, on a relative basis, to ensure that our compensation program rewards performance that is above that of our peers.
2023 Metric	Why It Contributes to Alignment with Stockholder Value
Homebuilding Gross Margin	Homebuilding Gross Margin is a metric most analysts and investors use to determine how effectively a builder is operating relative to peers.
Home Closings Revenue Growth	Revenue Growth is a metric most analysts and investors use to determine how effectively a builder is operating relative to peers.
Return on Assets	Return on Assets is a metric most analysts and investors use to determine how effectively a builder is operating relative to peers.
Earnings Per Share (EPS)	EPS is a metric most analysts and investors use to determine how effectively a builder is operating relative to peers.
Total Shareholder Return (TSR)	TSR is a metric most analysts and investors use to determine how effectively a builder is operating relative to peers.
Compensation Setting Process

Pay for Performance Compensation Philosophy
Our compensation philosophy is rooted in our values of ownership and meritocracy and aims to foster long-term value creation for our stockholders by:
›
attracting and retaining top talent;

›
connecting executive outcomes to company performance;

›
tying wealth creation to significant, long-term equity ownership; and

›
mitigating compensation-related retention risk.

As described in further detail below, consistent with these goals, our compensation program is designed to provide a clear link between what we pay our NEOs and Green Brick’s performance. Our NEOs’ compensation package for 2023 reflects this commitment. For 2023, 81% of our CEO’s total direct compensation and an average of 79% of our other NEOs’ total direct compensation was performance-based or equity-based.
30	2024 Proxy Statement

Compensation Discussion and Analysis

Oversight of Executive Compensation Programs
Role of Compensation Committee
The Compensation Committee is responsible for establishing and overseeing our compensation philosophy and setting our executive compensation and benefits policies and programs generally. In formulating our executive compensation packages for 2023, the Compensation Committee drew on its information from its general knowledge of executive compensation within the homebuilding industry, of compensation trends generally and their experience at other companies. In addition, the Compensation Committee took into consideration individual factors regarding the value of each executive to the Company.
Consideration of Stockholder Advisory Vote
As part of its compensation setting process, the Compensation Committee also reviews the results of the prior stockholder advisory vote on NEO compensation. In accordance with our stockholder say-on-frequency vote, we hold our stockholder advisory vote every three years. Our last stockholder advisory vote was held at the 2023 annual meeting of stockholders. In evaluating our executive compensation program our Compensation Committee took into consideration that 98% of the votes cast were voted in favor of Green Brick’s executive compensation at the 2023 annual meeting. The Compensation Committee intends to review the results of each advisory vote and will consider this feedback as well as the feedback obtained from stockholder engagement as it completes its annual review of each pay element and the total compensation packages of our NEOs.
Role of Executives in Establishing Compensation
Annually, the CEO proposes the financial and operational metrics and threshold, target and maximum performance levels for the Annual Incentive Program, subject to approval by the Compensation Committee. The CEO also proposes the strategic objectives that will determine individual achievement under our Annual Incentive Program. These individual strategic objectives are then approved by the Compensation Committee for all NEOs. At the end of each year, the CEO provides an evaluation of each NEO’s performance, including himself, and recommends the extent to which each other NEO (other than himself) has met their strategic objectives. The Compensation Committee then evaluates the performance of the CEO and each other NEO and determines the CEO’s and each other NEOs’ final individual achievement and the incentive payout for each NEO. Our incentive opportunities are set in each NEO’s employment agreement, however, in connection with the renewal of each NEO employment agreement (other than his own), the CEO provides the Compensation Committee with recommendations regarding base salary and annual incentive opportunity for the employment agreement.
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Compensation Discussion and Analysis
2023 Executive Compensation Design and Decisions

For 2023, to achieve its compensation philosophy and objectives, the Compensation Committee used (1) base salary and (2) an annual incentive award plan pursuant to which performance is evaluated against four criteria (a) total shareholder return, (b) operational and financial performance relative to peers, (c) earnings per share and (d) strategic objectives that are established at the beginning of the year based on the respective NEO’s responsibilities.
Base Salaries
Why we pay base salaries. The Compensation Committee believes that payment of competitive base salaries is an important element for attracting, retaining and motivating our executives. In addition, the Compensation Committee believes that having a certain level of fixed compensation allows our executives to dedicate their full-time business attention to our company. Each executive’s base salary is designed to provide the executive with a fixed amount of annual compensation that is competitive with the marketplace.
How base salaries are determined. In connection with the negotiation and execution of each NEO’s employment agreement, the Compensation Committee reviews and sets the base salaries for the three-year term of the employment agreement. In setting the base salaries for the NEOs, a number of factors will be considered, including (1) factors regarding the position, such the position’s complexity and level of responsibility and the position’s importance in relation to other executive positions, and (2) factors regarding the NEO, such as an assessment of the NEO’s talent, skills and competencies, the NEO’s performance and time in position. In addition, the Compensation Committee takes into consideration market changes and the economic and business conditions affecting Green Brick at the time of the evaluation.
2023 Base Salaries. On October 26, 2023, the Board promoted Jed Dolson to the position of President and Chief Operating Officer. In connection with such promotion, the Compensation Committee entered into an amended and restated employment agreement with Mr. Dolson that increased his base salary to $800,000 effective October 27, 2023. The base salaries for each other NEO remained consistent for 2023.
Name	2023 Base Salary
James R. Brickman	$1,500,000
Richard A. Costello	$450,000
Jed Dolson(1)	$638,333
Neal Suit	$300,000

(1)
Mr. Dolson’s annual base salary was increased from $600,000 to $800,000 effective October 27, 2023. Actual pay levels for Mr. Dolson were pro-rated based on his promotion.

Annual Incentive Compensation Plan

Why we pay annual incentive compensation. Our Annual Incentive Compensation Plan is the key component of our executive compensation program. Our Annual Incentive Compensation Plan seeks to incentivize and reward our NEOs for annual financial and operational performance on those metrics and strategic objectives that the Compensation Committee believes will drive short-term and long-term stockholder value.
How annual incentive compensation bonus opportunities are determined. In connection with the negotiation and execution of each NEO’s employment agreement, the Compensation Committee reviewed and set a target bonus opportunity for each of the three years of the employment agreement term. In
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Compensation Discussion and Analysis
setting the target bonus opportunity for the NEOs, a number of factors will be considered, including the position’s complexity and level of responsibility, the position’s importance in relation to other executive positions, and the assessment of the executive’s performance and other circumstances, including, for example, time in position. In addition, the Compensation Committee takes into consideration evaluations of each individual NEO, market changes and the economic and business conditions affecting Green Brick at the time of the evaluation.
Based on the respective NEO’s employment agreements, the 2023 incentive opportunities for each of our NEOs were as follows:
Name	2023 Bonus Opportunity
James R. Brickman	$3,300,000
Richard A. Costello	$550,000
Jed Dolson	$1,800,000
Neal Suit	$450,000
In accordance with the terms of each NEOs respective employment agreement, the Compensation Committee may elect to pay up to 50% of any annual incentive compensation payout in shares of common stock.
How annual incentive compensation performance is evaluated. Our Compensation Committee annually reviews and revises, if necessary, the appropriateness of each of the performance metrics, their correlation to Green Brick’s overall growth strategy, and the impact of such performance metrics on long-term stockholder value. In 2023, the Compensation Committee reviewed the Annual Incentive Compensation Program for our NEOs and decided to add a relative TSR metric for each of Messrs. Brickman, Costello and Dolson based on their roles and responsibilities, but did not adjust the Annual Incentive Compensation Program for Mr. Suit as his role of General Counsel does not have oversight of financial results. Consequently, for 2023, the Annual Incentive Compensation for Messrs. Brickman, Costello and Dolson was evaluated based on the four components discussed below, while the Annual Incentive for Mr. Suit was based on the same components, minus TSR.
2024 Proxy Statement	33

Compensation Discussion and Analysis

| Performance Metric | Objectives/Structures | Behavioral Focus |
|---|---|---|
| **Operational and Financial Performance Relative To Peers** | • Based on relative performance to peers for<br>o Home Closings Revenue Growth<br>o Homebuilding Gross Margin<br>o Return on Assets<br>• Represents 25% of AIP opportunity<br>• Up to 50%, at option of Committee, may be paid in equity. | • Provides incentive to maximize performance even in strong real estate cycles.<br>• Rewards achievement of key metrics that contribute to long-term value |
| **Earnings Per Share** | • Based on absolute EPS performance<br>• Rigorous Target set at above prior year actual results<br>• Represents 25% of AIP opportunity<br>• Up to 50%, at option of Committee, may be paid in equity. | • Provides incentive to deliver annual profitability that drives stockholder value. |
| **Relative TSR** | • Based on relative TSR performance against peer group and S&P 500<br>• Represents 20% of AIP opportunity for each NEO other than GC<br>• Up to 50%, at option of Committee, may be paid in equity. | • Promotes alignment with stockholders |
| **Strategic Objectives** | • Tied to position and responsibility<br>• Based on strategic objectives<br>• Represents 30% (or 50% for GC) of AIP opportunity<br>• Up to 50%, at option of Committee, may be paid in equity. | • Rewards operational and initiatives that drive long-term growth. |

2023 Annual Incentive Plan Metrics and Performance
Operational and Financial Performance Relative To Peers. For 2023, the Compensation Committee selected eight homebuilding peers against which our relative performance would be evaluated. If we met or exceeded the peer growth in 6 of the cells, the payout would equal 50% of the component opportunity, if we met or exceeded the peer growth in 12 of the cells, the payout would equal 100% of the component opportunity and if we meet or exceed the peer growth in 18 of the cells, the payout would equal 200% of the component opportunity. For amounts earned between each performance level, the payout is calculated on a linear basis.
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Compensation Discussion and Analysis
Builder	Homebuilding Gross Margin %	Home Closings Revenue Growth %	Return on Assets (Annualized)
Green Brick Partners	30.9%	4.2%	15.8%
Beazer Homes	20.1%	-7.2%	6.8%
Century Communities	21.2%	-18.0%	6.6%
M/I Homes	23.5%	-2.4%	12.0%
Hovnanian	19.7%	-7.4%	7.7%
Tri Pointe Homes	22.3%	-14.9%	7.1%
Lennar	23.3%	2.1%	10.2%
Toll Brothers, Inc.	26.9%	1.6%	11.1%
PulteGroup, Inc.	29.3%	0.3%	16.9%
2023 Results. Based on our performance, we met or exceeded the growth of our peers in 23 of the 24 cells and each of the NEOs earned 200% of his respective component opportunity.
Earnings Per Share. For 2023, up to 25% of each NEO’s bonus opportunity could be earned based on Green Brick’s earnings per share for the year. The Compensation Committee set performance levels of (1) threshold, at which there will be a payout of 50% of the component opportunity, (2) target, at which there will be a payout of 100% of the component opportunity, and (3) maximum, at which there will be payout of 200% of the component opportunity. Below the threshold performance level, no payout is earned. For amounts earned between each performance level, the payout is calculated on a linear basis.
	Earnings Per Share ($)	Earned %
Maximum	$4.00	200%
Target	$3.52	100%
Threshold	$3.00	50%
ACTUAL	$6.14
2023 Results. Based on our exceptional EPS performance of $6.14 in 2023, we exceeded the maximum performance level and each of the NEOs earned 200% of his respective component opportunity.
Total Shareholder Return. For 2023, up to 20% of the annual incentive opportunity for our Chief Executive Officer, Chief Financial Officer and Chief Operating Officer could be earned based on Green Brick’s total shareholder return. The Compensation Committee evaluates the trailing one-year, three-year and five-year total shareholder return, giving a 1/3 weight to each period. The Compensation Committee evaluates our total shareholder return results for each period relative to the “TSR Peer Group” consisting of the peers listed below. The Compensation Committee set performance levels based on our total shareholder return over each respective period meeting or exceeding (i) 25% the TSR Peer Group (Threshold), at which the payout would equal 50% of the component opportunity; (ii) 50% the TSR Peer Group (Target), at which the payout would equal 100% of the component opportunity; and (iii) 70% the TSR Peer Group (Maximum), at which the payout would equal 200% of the component opportunity. Below the threshold performance level, no payout is earned. For amounts earned between each performance level, the payout is calculated on a linear basis.
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Compensation Discussion and Analysis
TSR Peer Group
Beazer Homes	Hovnanian	Toll Brothers, Inc.
Century Communities	Tri Pointe Homes	PulteGroup, Inc.
M/I Homes	Lennar	S&P 500
Metric	Weight	2023 Results	Earned %
TSR Trailing One-Year	6.67%	89 Percent	200%
TSR Trailing Three-Year	6.67%	56 Percent	130%
TSR Trailing Five-Year	6.67%	56 Percent	130%
2023 Results. Based on our total shareholder return performance, we met or exceeded (i) 56% of the TSR Peer Group over the trailing one-year period — earning 130% of the component opportunity, (ii) 56% of the TSR Peer Group over the trailing three-year period — earning 130% of the component opportunity and (iii) 89% of the TSR Peer Group over the trailing five-year period — earning 200% of the component opportunity.
Strategic Objectives. The individual strategic objectives component of our Annual Incentive Compensation Plan is intended to reward managerial decision-making, behavioral interaction, and overall contribution. At the beginning of the year, the Compensation Committee approves for each NEO multiple quantitative and qualitative strategic objectives. These strategic objectives correspond to relevant business goals depending on the role. None of the individual strategic objectives is material to understanding the Annual Incentive Compensation Plan nor how the payout under our Annual Incentive Compensation Plan was determined in 2023. For amounts earned between each performance level, the payout is calculated on a linear basis.
At the end of each year, the Compensation Committee, with recommendations from the CEO, evaluates the individual performance of each NEO against his respective strategic objectives. As discussed above, for each of our NEOs, achievement of the strategic objectives represented 30% of each of Messrs. Brickman’s, Costello’s and Dolson’s respective bonus opportunity and 50% of Mr. Suit’s bonus opportunity.
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Compensation Discussion and Analysis
2023 Results. In evaluating, the performance of each NEO, the Compensation Committee considered the following achievements for each NEO:
NEO	Key Performance Highlights
James R. Brickman Chief Executive Officer
•
Decreased our debt to total capital ratio, effectively managing our financial risk

•
Oversaw plans for expansion; effectively managed relationships with key personnel at our controlled builders

•
Continued to build management bench

Richard A. Costello Chief Financial Officer
•
Successfully renegotiated credit facility and notes to provide additional flexibility for ancillary activities

•
Expanded relationships with sell-side analysts and increased presence at industry conferences

•
Continued roll-out of forecasting software

Jed Dolson President and Chief Operating Officer
•
Developed and led expansion of Trophy division into Austin

•
Supervised successful land acquisition strategy to position the Trophy division for expansion into Houston

•
Managed and established positive relationships between our NEOs and other employees and built a positive work environment.

•
Recruited and developed highly skilled members of senior management.

Neal Suit Executive Vice President, General Counsel and Chief Risk and Compliance Officer
•
Expanded risk management strategy and successfully managed litigation profile

•
Expanded captive insurance program, resulting in expense reductions for builders

•
Effectively collaborated with outside counsel, management and the Board to improve our corporate governance and legal and regulatory compliance.

2023 Results. Based on each NEOs respective performance, Messrs. Brickman, Dolson and Suit earned 200% of their respective component opportunity and Mr. Costello earned approximately 170% of his respective component opportunity.
2023 Payouts. In early 2024, the Compensation Committee reviewed each of the components of the Annual Incentive Compensation Plan and the performance levels achieved as discussed above. Consistent with prior experience, the Compensation Committee elected to pay 50% of the annual bonuses, including the transaction bonus, in shares of fully vested common stock. The actual amount of Annual Incentive Compensation Earned for 2023 is as follows:
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Compensation Discussion and Analysis
	Annual Incentive Bonus
	Cash($)	Stock($)	Total($)
James R. Brickman	3,146,000	3,146,000	6,292,000
Richard A. Costello	499,333	499,333	998,666
Jed Dolson	1,716,000	1,716,000	3,432,000
Neal Suit	450,000	450,000	900,000
Employee Benefits and Perquisites

We provide a number of benefit plans to all eligible employees, including our named executive officers. These benefits include programs such as medical, dental, life insurance, short- and long-term disability coverage and a 401(k) defined contribution plan. We do not generally view perquisites as a material component of our executive compensation program.
Other Compensation Practices

Prohibition on Pledging and Hedging. Officers, directors and employees and their respective family members are not permitted to enter into hedging and pledging arrangements with respect to shares of our common stock that they beneficially own.
Tax Deductibility of Compensation

Code Sections 280G and 4999. Sections 280G and 4999 of the Code limit a public company’s ability to take a tax deduction for certain “excess parachute payments” and impose excise taxes on these payments in connection with a change in control. The Compensation Committee considers the adverse tax liabilities imposed by Sections 280G and 4999, among other competitive factors, when it structures certain post-termination compensation payable to our NEOs. However, the potential adverse tax consequences to our company and/or the executive are not necessarily determinative in such decisions.
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COMPENSATION COMMITTEE REPORT

Compensation Committee Report on 2023 Executive Compensation
The Committee is responsible for establishing and administering the executive compensation programs of Green Brick. The Committee has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement on Schedule 14A.
Harry Brandler (Chair)
Elizabeth K. Blake
Lila Manassa Murphy
April 25, 2024
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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table summarizes the “total compensation” of our NEOs for the fiscal years ended December 31, 2023, 2022, and 2021 according to the rules promulgated by the SEC.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(2)(3)	Non-Equity Incentive Plan Compensation ($)(4)	All Other Compensation ($)(5)	Total ($)
James R. Brickman, Chief Executive Officer	2023	1,500,000	—	3,100,497	3,146,000	13,380	7,759,877
	2022	1,500,000	—	1,349,988	3,100,500	10,350	5,960,838
	2021	1,500,000	1,000,000	1,225,000	1,350,000	12,182	5,087,182
Richard A. Costello, Chief Financial Officer	2023	450,000	—	439,000	499,333	12,750	1,401,083
	2022	450,000	—	399,998	439,000	5,178	1,294,176
	2021	447,900	125,000	262,500	275,000	8,700	1,119,100
Jed Dolson, President, Chief Operating Officer	2023	638,333(1)	—	1,558,468	1,716,000	17,355	3,930,156
	2022	600,000	—	1,152,997	1,558,500	20,550	3,332,047
	2021	600,000	400,000	736,150	753,000	21,094	2,510,244
Neal Suit, EVP, General Counsel	2023	300,000	—	344,954	450,000	13,214	1,108,168
	2022	279,166	37,500	20,013	167,500	8,925	513,104

(1)
In connection with his promotion to President and Chief Operating Officer and renewal of his employment agreement, Mr. Dolson’s annual base salary was increased from $600,000 to $800,000 effective October 27, 2023. Actual pay levels for Mr. Dolson were pro-rated based on his promotion.

(2)
This amount includes 50% of the Annual Incentive Bonus awarded in the form of Common Stock to the NEOs in March 2023 with respect to their performance during the year ended December 31, 2022.

(3)
The amounts in this column represent the aggregate grant date fair value of the Common Stock issued to Messrs. Brickman, Costello, Dolson and Suit in accordance with FASB ASC Topic 718. For additional information on the valuation assumptions regarding stock awards, refer to Note 10 to our financial statements which are included in our Annual Report on Form 10-K for the year ended December 31, 2023 filed with the SEC.

(4)
On February 29, 2024, the Compensation Committee approved the following Annual Incentive Bonuses to the NEOs for 2023 performance. The Compensation Committee elected to pay 50% of the Annual Incentive Bonus to each of the NEOs in shares of our Common Stock.

	Annual Incentive Bonus		Total ($)
	Cash ($)	Stock ($)
James R. Brickman	3,146,000	3,146,000	6,292,000
Richard A. Costello	499,333	499,333	998,666
Jed Dolson	1,716,000	1,716,000	3,432,000
Neal Suit	450,000	450,000	900,000
In accordance with the SEC rules, the cash component of the Annual Incentive Bonus is reflected in the “Non-Equity Incentive Plan Compensation” column in the year for which compensation was awarded. The stock component of the Annual Incentive Bonus and the transaction bonus will reflected in the “Stock Awards” column in the year in which the stock was awarded (i.e. the amounts set forth in the table above will be included in the 2024 summary compensation table).
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Executive Compensation
(5)
Amounts for 2023 include a 401(k) match of $11,880 for each of Messrs. Brickman, Costello, Dolson and Suit, HSA contributions and, for Mr. Dolson a car allowance (through March 2023) and a cell phone allowance.

Grants of Plan Based Awards Table

The following table provides additional information about stock awards and equity and non-equity incentive plan awards granted to our NEOs during the year ended December 31, 2023.
	Grant Date	Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All other stock awards: Number of shares of stock (#)(2)	Grant date fair value of stock awards(2)
		Threshold ($)	Target ($)	Maximum ($)
James R. Brickman	03/27/2023	$1,650,000	$3,300,000	$6,600,000	—	—
	03/06/2023				93,926	$3,100,497
Richard A. Costello	03/27/2023	$275,000	$550,000	$1,100,000	—	—
	03/06/2023				13,299	$439,000
Jed Dolson	03/27/2023	$900,000	$1,800,000	$3,600,000	—	—
	03/06/2023				47,212	$1,558,468
Neal Suit	03/27/2023	$225,000	$450,000	$900,000	—	—
	03/06/2023				6,210	$204,992
	03/06/2023				1,211(3)	$39,975
	03/06/2023				3,029(3)	$99,987

(1)
As discussed earlier in the Compensation Discussion and Analysis, our Annual Incentive Plan establishes a threshold, at which there is a 50% payout, a target, at which there is a 100% payout and a maximum, at which there is a 200% payout. The Compensation Committee retains the discretion to pay out up to 50% of the Annual Incentive Plan payout in shares of Common Stock. If the Compensation Committee decides to pay a portion of the Annual Incentive Plan in shares of Common Stock, the number of shares is determined based on the fair market value of a share of Common Stock as set forth in our 2014 Omnibus Plan. For the 2023 Annual Incentive Plan, the Compensation Committee decided to pay 50% of the payout in share of Common Stock.

(2)
With respect to Messrs. Brickman, Costello and Dolson, the number of shares of stock and the grant date fair value of stock awards relate to the 50% of the 2022 Annual Incentive Plan. For the number of shares of stock and the fair value of such shares of stock issued as part of the 2023 Annual Incentive Plan, please see the “Compensation Discussion & Analysis.”

(3)
With respect to Mr. Suit, the number of shares of stock and the grant date fair value of stock awards includes (1) 6,210 shares related to 50% of the 2022 Annual Incentive Plan and 50% of the Transaction Bonus he received in 2023 for his 2022 performance, (2) 1,211 shares related to an annual equity award in March 2022 as part of the 2022 employee equity bonus plan and (3) 3,029 shares related to an additional equity bonus award that he received in June 2022 upon his assumption of additional responsibilities. Each of the two equity bonus awards were denominated in dollars, could be earned based on company-wide performance during 2022 and, once earned, were converted into restricted stock awards that will vest on the third anniversary of the original bonus award date.

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Executive Compensation
Outstanding Equity Awards at Fiscal Year End

The following table sets forth the outstanding equity awards for the Company’s NEOs as of December 31, 2023.
	Option Awards			Stock Awards
Named Executive Officers	Number of Securities Underlying Unexercised Options Exercisable (#)	Option Exercise Price ($/Share)	Option Expiration Date	Award Type	Unearned Shares, Units or Other Rights that have not vested (#)	Market Value of Shares or Units of Stock that have not Vested ($)(2)
James R. Brickman	500,000(1)	$7.4861	10/27/24	—
Richard A. Costello	—	—	—	—
Jed Dolson	—	—	—	—
Neal Suit	—	—	—	RSA	1,211	62,899
	—	—	—	RSA	3,029	157,326

(1)
These options are fully vested.

(2)
The amounts in this column are based on the closing price of our common stock on December 31, 2023 of $51.94.

Potential Payments Upon Termination or Change in Control
Pursuant to their respective employment agreements, each of Messrs. Brickman, Costello, Dolson and Suit are entitled to receive a severance payment if he is terminated by us without Cause or if he resigns for Good Reason, in each case, subject to the executive’s (i) execution of a release of claims in a form reasonably acceptable to us and (ii) compliance with the material terms of his employment agreement or any other agreement between us and the executive.
Termination With Cause, Without Good Reason or Due to Death or Disability
In accordance with their respective employment agreements, upon a termination by us for Cause, by the NEO without Good Reason or upon death or Disability, each of Messrs. Brickman, Costello, Dolson and Suit will only be entitled to receive any previously accrued obligations.
Termination Without Cause or With Good Reason Absent a Change of Control
In accordance with their respective employment agreements, upon a termination by us without Cause or by the NEO with Good Reason (including due to expiration of the term), each of Messrs. Brickman, Costello, Dolson and Suit would be entitled to receive a severance payment as set forth in the table below plus any previously accrued obligations.
Impact of Change in Control Upon Severance Payments
None of our NEOs are entitled to a payment solely due to a Change in Control. In accordance with Mr. Brickman’s employment agreement, to the extent that he is terminated without Cause, other than due to death or disability, or resigns for Good Reason within 24 months following a Change in Control, his severance amount will be increased from two times (2x) to three times (3x) the sum of his base salary and his target bonus for the year of termination. In accordance with Mr. Costello’s employment agreement,
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Executive Compensation
to the extent that he is terminated without Cause, other than due to death or disability, or resigns for Good Reason within 24 months following a Change in Control, his severance amount will be increased by two hundred and fifty thousand dollars ($250,000). Mr. Dolson and Mr. Suit do not receive any additional amounts if their termination occurs following a Change in Control.
Potential Payments Upon Termination Table
Assuming a termination of employment (including due to expiration of the term) occurred as of December 31, 2023, each of Messrs. Brickman, Costello, Dolson and Suit would be entitled to receive the payment and benefits set forth in the following table.
	James R. Brickman	Richard A. Costello	Jed Dolson	Neal Suit
Termination by the Company without Cause/Resignation by Executive for Good Reason	• A cash severance payment equal to $9,600,000, calculated as two times (2x) the sum of (i) base salary ($1,500,000) plus (ii) target bonus for year of termination ($3,300,000).	• A cash severance payment equal to $1,100,000, calculated as the sum of (i) base salary ($550,000) plus (ii) target bonus for year of termination ($550,000).	• A cash severance payment equal to $5,875,500, calculated as one and one-half times (1.5x) the sum (i) base salary ($800,000) plus (ii) bonus in respect of prior year ($3,117,000).	• A cash severance payment equal to $1,125,000, calculated as one and one-half times (1.5x) the sum (i) base salary ($300,000) plus (ii) target bonus for year of termination ($450,000).
Termination by the Company without Cause/Resignation by Executive for Good Reason following a Change in Control	• A cash severance payment equal to $14,400,000, calculated as three times (3x) the sum (i) base salary ($1,500,000) plus (ii) target bonus for year of termination ($3,300,000).	A cash severance payment equal to $1,350,000, calculated as the sum of (i) base salary ($550,000) plus (ii) target bonus for year of termination ($550,000), plus (iii) $250,000.	Same as above	Same as above
For purposes of the severance payments discussed above, the relevant definitions are as follows:
•
“Cause,” shall mean the executive’s: (i) commission of a felony or a crime of moral turpitude, (ii) engaging in conduct that constitutes fraud or embezzlement, (iii) engaging in conduct that constitutes gross negligence or willful misconduct that results or could reasonably be expected to result in harm to our business or reputation, (iv) breaching any material terms of the executive’s employment or (v) continued willful failure to substantially perform executive’s duties.

•
“Good Reason,” means any of the following actions taken by us without the executive’s written consent: (i) any material failure by us to fulfill our obligations under the respective employment agreement, (ii) a material and adverse change to, or a material reduction of, the executive’s duties and responsibilities or, following a Change in Control, a change in the executive’s reporting position such that the executive no longer reports directly to the board of directors of the parent corporation in a group of controlled corporations and other entities, (iii) a material reduction in executive’s then current Annual Base Salary (not including any broader compensation reductions by the Board that are not limited to the executive specifically and do not reduce the executive’s salary by more

2024 Proxy Statement	43

Executive Compensation
than 10% in the aggregate) or (iv) the relocation of executive’s primary office to a location more than fifty (50) miles from the prior location, which materially increases executive’s commute to work.
•
“Change in Control” means any of the following events have occurred: (i) any person is or becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then-outstanding securities; (ii) a majority of our Board is not constituted of (A) individuals who were on our Board as of the date of the respective employment agreement and (B) any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest) whose appointment or election by our Board or nomination for election by our stockholders was approved or recommended by a vote of at least two-thirds of the incumbent directors; (iii) a merger or consolidation of our company is consummated, other than (A) a merger or consolidation which would result in our voting securities outstanding immediately prior to such merger or consolidation continuing to represent at least 50% of the combined voting power of the surviving entity outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of our company (or similar transaction) in which no person is or becomes the beneficial owner, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding securities; or (iv) a liquidation or dissolution of our company.

General Provisions
Clawback Provision. Pursuant to the employment agreement for each NEO, we may claw back from the NEO any bonus and equity-based compensation received in a prior year if we are required to restate financial results due to material non-compliance with applicable financial reporting requirements.
Restrictive Covenants. Each employment agreement provides for a (i) 12-month post-termination non-competition covenant relating to our competitors, (ii) 12-month post-termination non-solicitation covenant in respect of our employees, consultants, vendors, customers and similar business relationships and (iii) perpetual confidentiality and non-disparagement covenants.
Excise Tax. Pursuant to the employment agreements of Mr. Costello, Mr. Dolson and Mr. Suit, in the event that any payments made in connection with a termination of employment would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code, then, subject to limitations, the payments would be reduced to the minimum extent necessary to ensure no portion of such payment is subject to the excise tax. Mr. Brickman’s employment agreement requires a “best net” approach, under which payments and benefits will be reduced to avoid triggering excise tax if the reduction would result in a greater after-tax amount for Mr. Brickman compared to the amount he would receive net of the excise tax if no reduction were made.
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CEO Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the median annual total compensation of our employees and the annual total compensation of our Chief Executive Officer, James R. Brickman.
As of December 31, 2023, our employee population consisted of approximately 600 individuals working at Green Brick and our subsidiaries all within the United States.
We previously identified our median employee as of December 31, 2022, the last day of our 2022 fiscal year by calculating the amount of annual total cash compensation (salary plus bonus and commissions) paid to all of our employees (other than our CEO). We did not make any cost-of-living or other adjustments in identifying the median employee. Based on this methodology, the median employee in 2022 was a full-time, salaried employee. As of December 31, 2023, this employee was employed in the same capacity and we believe that there have been no significant changes to our employee compensation arrangements or in our employee population that would significantly affect our pay ratio disclosure. Therefore, to determine our pay ratio for 2023, we used the same median employee identified in 2022.
We calculated the 2023 annual total compensation for such employee in accordance with the requirements of the executive compensation rules for the Summary Compensation Table (Item 402(c)(2)(x) of Regulation S-K). Under this calculation, the median employee’s annual total compensation in 2023 was $112,563. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of the Summary Compensation Table included in this proxy statement. The resulting ratio of the annual total compensation of our CEO to the annual total compensation of the median employee was 69 to 1.
2024 Proxy Statement	45

Pay Versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “Compensation Actually Paid” (or “CAP”), as defined by SEC rules, and certain of our financial performance metrics. For further information concerning our variable pay-for-performance philosophy and how we align executive compensation with our performance, refer to the “Compensation Discussion and Analysis” section of this proxy statement.
Year	Summary Compensation Table Total for PEO	Compensation Actually Paid to PEO	Average Summary Compensation Table Total for Non-PEO NEOs	Average Compensation Actually Paid to Non-PEO NEOs	Value of Initial Fixed $100 Investment Based On:		Net Income (in thousands)	Home Closings Revenue (in thousands)
					Total Shareholder Return	Peer Group Total Shareholder Return
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	$7,759,877	$7,759,877	$2,146,469	$2,181,195	$452.44	$220.06	$306,675	$1,767,788
2022	$5,960,838	$5,960,838	$1,538,111	$1,538,410	$211.06	$136.96	$313,997	$1,696,911
2021	$5,087,182	$5,087,182	$1,814,672	$1,814,672	$264.20	$192.00	$204,381	$1,305,620
2020	$3,483,687	$3,483,687	$1,416,339	$1,416,339	$200.00	$127.81	$117,797	$923,901
Column (b). Reflects compensation amounts reported in the “Summary Compensation Table” or “SCT” for our CEO, James R. Brickman, for the respective years shown.
Column (c). CAP for our Principal Executive Officer (our PEO) in each of 2023, 2022, 2021 and 2020 reflects the respective amounts set forth in column (b), adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (c) do not reflect the actual amount of compensation earned by or paid to our PEO during the applicable year. For information regarding decisions made by our Compensation Committee with respect to the PEO’s compensation for each fiscal year, please see the “Compensation Discussion and Analysis” section of this proxy statement and the proxy statement for the 2023 and 2022 annual meeting of stockholders and the “Executive Compensation Information” section of the proxy statement for the 2021 annual meeting of stockholders.
Year	2020	2021	2022	2023
PEO	Mr. Brickman	Mr. Brickman	Mr. Brickman	Mr. Brickman
SCT Total Compensation ($)	$3,483,687	$5,087,182	$5,960,838	$7,759,877
Less: Stock and Option Award Values Reported in SCT for the Covered Year on Grant Date ($)	$750,137	$1,225,000	$1,349,988	$3,100,497
Plus: Fair Value of Stock Awards Granted and Vested in the Covered Year (on Vest Date)	$750,137	$1,225,000	$1,349,988	$3,100,497
Fair Value for Stock and Option Awards Granted in the Covered Year at Year-End ($)	—	—	—	—
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	—	—	—	—
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	—	—	—	—
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—
Compensation Actually Paid ($)	$3,483,687	$5,087,182	$5,960,838	$7,759,877
Column (d). The following non-PEO named executive officers are included in the average figures shown for the 2020 and 2021 covered years: Richard A. Costello and Jed Dolson; and for the 2022 and 2023 covered years: Richard A. Costello, Jed Dolson and Neal Suit.
Column (e). Average CAP for our non-PEO NEOs in each of 2023, 2022, 2021 and 2020 reflects the respective amounts set forth in column (d), adjusted as set forth in the table below, as determined in accordance with SEC rules. The dollar amounts reflected in column (e) do not reflect the actual amount of compensation earned by or paid to our non-PEO NEOs during the applicable year. For
46	2024 Proxy Statement

Pay Versus Performance
information regarding the decisions made by our Compensation Committee with respect to the non-PEO NEOs’ compensation for each fiscal year, please see the “Compensation Discussion and Analysis” section of this proxy statement and the proxy statement for the 2023 and 2022 annual meeting of stockholders and the “Executive Compensation Information” section of the proxy statement for the 2021 annual meetings of stockholders.
Year	2020	2021	2022	2023
Non-PEO NEOs	See column (d) note	See column (d) note	See column (d) note	See column (d) note
SCT Total Compensation ($)	$1,416,339	$1,814,672	$1,538,111	$2,146,469
Less: Stock and Option Award Values Reported in SCT for the Covered Year ($)	$425,000	$499,325	$524,336	$780,807
Plus: Fair Value of Stock Awards Granted and Vested in the Covered Year (on Vest Date)	$425,000	$499,325	$524,336	$734,153
Fair Value for Stock and Option Awards Granted in the Covered Year at Year-End ($)	—	—	$299	$73,409
Change in Fair Value of Outstanding Unvested Stock and Option Awards from Prior Years ($)	—	—	—	$7,971
Change in Fair Value of Stock and Option Awards from Prior Years that Vested in the Covered Year ($)	—	—	—	—
Less: Fair Value of Stock and Option Awards Forfeited during the Covered Year ($)	—	—	—	—
Compensation Actually Paid ($)	$1,416,339	$1,814,672	$1,538,410	$2,181,195
Column (f). For the relevant fiscal year, represents the cumulative total shareholder return (TSR) of Green Brick for the measurement periods ending on December 31 of each of 2023, 2022, 2021 and 2020, respectively.
Column (g). For the relevant fiscal year, represents the cumulative TSR of the S&P Homebuilders Select Industry Index for the measurement periods ending on December 31 of each of 2023, 2022, 2021 and 2020, respectively.
Column (h). Reflects “Net Income” in our consolidated income statements included in our Annual Reports on Form 10-K for each of the years ended December 31, 2023, 2022, 2021 and 2020.
Column (i). Company-selected Measure is Home Closings Revenue Growth, which is described below.
Relationship between Pay and Performance. The graphs below reflect (1) the relationship of CAP to our PEO and other Non-PEO NEOs in 2020, 2021, 2022 and 2023 as compared to Green Brick’s TSR, our net income, and our Adjusted EBITDA, and (2) Green Brick’s TSR as compared to the TSR of the TSR Peer Group over the same period.
CAP, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the tables above based on year-end stock prices, various accounting valuation assumptions, and projected performance modifiers but does not reflect actual amounts paid out for those awards. CAP generally fluctuates due to stock price achievement and varying levels of projected and actual achievement of performance goals. For a discussion of how our Compensation Committee assessed our performance and our named executive officers’ pay each year, see “Compensation Discussion and Analysis” in this proxy statement and in the proxy statement for the 2023 and 2022 annual meeting of stockholders and the “Executive Compensation Information” section of the proxy statement for the 2021 annual meeting of stockholders.
2024 Proxy Statement	47

Pay Versus Performance

Listed below are the financial and non-financial performance measures which, in our assessment, represent the most important financial performance measures we used for 2023 to link CAP to our named executive officers to company performance.
Measure	Nature	Explanation
Earnings Per Share	Financial measure	Metric of profitability on a per share basis, which includes the effect of all dilutive securities.
Home Closings Revenue Growth	Financial measure	Increase, period over period, in revenue from home closings.
Homebuilding Gross Margin	Financial measure	Homebuilding gross margin is calculated as Home Closings Revenue minus Cost of Homebuilding units.
Return on Assets	Financial measure	Return on assets is calculated by dividing net income by total assets.
48	2024 Proxy Statement

PROPOSAL NO. 2 RATIFICATION OF INDEPENDENT PUBLIC ACCOUNTANT

The Audit Committee appoints, compensates, retains and oversees our auditors. The Committee engages in an annual evaluation of the independent registered certified public accounting firm, or “independent auditor,” qualifications, performance and independence and considers the advisability and potential impact of selecting a different independent registered certified public accounting firm.
The Audit Committee has selected RSM US LLP to serve as our independent auditor for 2024. RSM has served as our independent registered public accounting firm since August 2016.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF RSM AS GREEN BRICK’S INDEPENDENT PUBLIC ACCOUNTANT
Background
The Audit Committee has selected RSM US LLP to serve as our independent auditor for 2024. In accordance with SEC rules and RSM policies, audit partners are subject to rotation requirements to limit the number of consecutive years an individual partner may provide audit service to us. For lead and concurring review audit partners, the maximum number of consecutive years of service in that capacity is five years. The process for selection of our lead audit partner pursuant to this rotation policy includes meetings between the Chairman and the members of the Audit Committee and the candidates for the role, as well as discussion by the full committee with input from management.
The Audit Committee and the Board believe that the continued retention of RSM as our independent auditor is in our best interests and those of our stockholders, and we are asking our stockholders to ratify the selection of RSM as our independent auditor for 2024. Although the Board is submitting the selection of RSM to our stockholders for ratification, the Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. If our stockholders do not ratify the selection of RSM as our independent registered certified public accounting firm, other independent registered certified public accounting firms will be considered by our Audit Committee, but the Audit Committee may nonetheless choose to engage RSM. Even if the appointment is ratified, the Audit Committee, in its discretion, may select a different independent registered certified public accounting firm at any time during the year if it determines that such a change would be in the best interest of us and our stockholders.
Representatives of RSM are expected to be present at the Annual Meeting and they will have an opportunity to make a statement if desired and will be available to respond to questions.
2024 Proxy Statement	49

Proposal No. 2 – Ratification of Independent Public Accountant
Fees and Services of RSM US LLP
Fees for professional services provided by RSM for the fiscal years ended 2023 and 2022, including related expenses, are as follows:
Services Provided	2023	2022
Audit Fees(1)	$876,928	$790,400
Audit-Related Fees(2)	49,400	—
Tax Fees	—	—
All Other Fees(3)	19,703	13,874
Total	$946,031	$804,274

(1)
Includes fees for professional services rendered by RSM for the audit of the Company’s consolidated financial statements included in the Company’s Annual Report on Form 10-K, review of the Company’s condensed consolidated financial statements included in the Company’s Quarterly Reports on Form 10-Q, and audit of the Company’s internal control over financial reporting.

(2)
Includes fees related to consent in connection with a shelf registration statement and a comfort letter provided in connection with a secondary offering.

(3)
Includes (i) for 2023, a statutory audit of the captive insurance company and reimbursement of out-of-pocket expenses and (ii) for 2022, fees related to an unclaimed property audit and reimbursement of out-of-pocket expenses.

Audit Committee Pre-Approval Policy
Consistent with requirements of the SEC and the Public Company Accounting Oversight Board (“PCAOB”) regarding auditor independence, the Audit Committee (i) appoints, (ii) negotiates and sets the compensation of and (iii) oversees the performance of the independent registered public accounting firm. The Audit Committee pre-approves all audit, audit-related and permitted non-audit services provided by the independent registered public accounting firm, including the fees and terms for those services. The Audit Committee has adopted a policy and procedures governing the pre-approval process for audit, audit-related and permitted non-audit services. The Audit Committee pre-approves audit and audit-related services in accordance with its review and approval of the engagement letter and annual service plan with the independent registered public accounting firm. Any tax consultation or other consulting services proposed to be provided by RSM are considered for approval by the Audit Committee on a project-by-project basis. Non-audit and other services provided by the independent registered public accounting firm will be considered by the Audit Committee for pre-approval based on business purpose, reasonableness of estimated fees and the potential impact on the firm’s independence. The Audit Committee has delegated its pre-approval authority to the Chair of the Audit Committee to approve audit or permitted non-audit services for which estimated fees do not exceed $50,000. During 2023, all fees were preapproved by the Audit Committee.
50	2024 Proxy Statement

AUDIT COMMITTEE REPORT

Report of the Audit Committee
The Audit Committee has reviewed and discussed with management and with the independent registered certified public accounting firm the audited consolidated financial statements for the 2023 fiscal year. The Audit Committee has also performed the other reviews and duties set forth in its charter. The Audit Committee discussed with the independent registered certified public accounting firm the matters required to be discussed by Auditing Standard No. 1301, Communication with Audit Committees, as adopted by the PCAOB.
Additionally, the Audit Committee has: (i) received the written disclosures and the letter from the independent registered certified public accounting firm required by the applicable requirements of the PCAOB regarding the independent registered certified public accounting firm’s communications with the Audit Committee concerning independence; (ii) considered whether the provision of tax and accounting research and other non-audit services by our independent registered certified public accounting firm is compatible with maintaining their independence; and (iii) discussed with the independent registered certified public accounting firm their independence from us and our management.
In reliance on the foregoing reviews and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements referred to above be included in our Annual Report on Form 10-K for the 2023 fiscal year for filing with the SEC.
In determining whether to reappoint RSM as our independent registered certified public accounting firm for 2024, the Audit Committee considered the qualifications, performance and independence of the firm and the audit engagement team, together with the following factors:
•
RSM’s capabilities to handle the breadth and complexity of our operations;

•
RSM’s familiarity with our industry, accounting policies, financial reporting process, and internal control over financial reporting;

•
the quality and candor of RSM’s communications with the Audit Committee and management;

•
external data on the firm’s audit quality and performance, including recent PCAOB reports on RSM and its peer firms;

•
the performance of the lead engagement partner and the other professionals on our account; and

•
the appropriateness of RSM’s fees based on the scope of activities.

In light of the Audit Committee’s views on the performance of RSM, it is the Audit Committee’s belief that continuing to retain RSM is in our best interest and those of our stockholders. Consequently, the Audit Committee has appointed RSM as our independent registered certified public accounting firm for fiscal year 2024 and recommends that stockholders ratify the appointment at the Annual Meeting.
Lila Manassa Murphy (Chair)
Kathleen Olsen
Richard S. Press
April 25, 2024
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate future filings, including this proxy statement, in whole or in part, the Report of the Audit Committee and the Compensation Committee Report above shall not be incorporated by reference into this proxy statement.
2024 Proxy Statement	51

PROPOSAL NO. 3 APPROVAL OF THE 2024 OMNIBUS INCENTIVE PLAN

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE 2024 OMNIBUS INCENTIVE PLAN
Effective April 25, 2024, on the recommendation of the Compensation Committee, the Board of Directors unanimously approved, and recommended Green Brick’s shareholders approve, the 2024 Omnibus Incentive Plan (as amended from time to time, the “2024 Plan” or the “Plan”). Subject to approval by our shareholders, the Board adopted the 2024 Plan as a flexible omnibus incentive compensation plan that would allow Green Brick to use different forms of compensation awards to attract new employees, executives and directors, to further the goal of retaining and motivating employees and directors and to align such individuals’ interests with those of our shareholders.
The use of equity as part of our compensation program is important because it fosters a pay-for-performance culture, which is an essential element of our overall compensation philosophy. We believe that equity compensation motivates individuals to create shareholder value since the value they ultimately realize from such compensation is based on our stock performance. As described in greater detail below, the Board believes that the effective use of equity-based compensation and performance-based compensation has been integral to our success in the past and is a key component of our ability to drive strong performance in the future. Accordingly, the Board is seeking shareholder approval of the 2024 Plan. The summary that follows represents the principal terms of the 2024 Plan in the event it is approved by the shareholders.
VOTE REQUIRED
Under the NYSE rules, approval of the Plan requires the affirmative vote of the majority of the votes cast on the proposal.
GENERAL PLAN OVERVIEW
The 2024 Plan is intended to replace our 2014 Omnibus Equity Incentive Plan (as amended, the “2014 Plan”), which expires by its terms on October 27, 2024. No new awards will be granted under the 2014 Plan upon approval of the 2024 Plan by our shareholders, however, outstanding awards under the 2014 Plan will continue to be governed by the terms of the 2014 Plan until exercised, settled, expired or otherwise terminated or canceled. If the 2024 Plan is approved, the number of shares of our common stock (the “Common Stock”) that will be available for issuance under the 2024 Plan pursuant to any form of equity awards permitted under the 2024 Plan will be equal to the sum of (a) 2,750,000 shares of Common Stock plus (b) any shares of Common Stock remaining available for future awards under the 2014 Plan on the date the 2024 Plan is approved by the Company’s shareholders (of which there were 863,554  shares of Common Stock remaining available for future awards under the 2014 Plan as of March 31, 2024); plus (c) any shares of Common Stock with respect to awards that were granted under the 2014 Plan that are forfeited or canceled (e.g., due to the recipient’s failure to satisfy applicable service or performance conditions) after the 2024 Plan is approved by the Company’s shareholders. However, shares of Common Stock with respect to awards under the 2014 Plan that are withheld or tendered or not issued to the Participant to satisfy tax withholding obligations or to pay the exercise price of an award under the 2024 Plan would not become available for issuance pursuant to the 2024 Plan.
In determining the proposed share reserve for the new plan, the Board took into consideration the potential equity dilution, the historical use of equity and the Company’s long term strategic and growth
52	2024 Proxy Statement

Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
priorities. We began providing equity to a broader base of employees in 2021 and this use has grown over the past three years as the Compensation Committee has used performance-based RSUs with additional service-based vesting requirements to further align employee interests with the interests of stockholders and provide retention incentives. Consequently, the Board took into consideration the anticipated growth of equity awards as a component of employee compensation. Based on all these factors the Board believes that the new share reserve is reasonable.
Summary of Key Equity Plan Data
In its determination to recommend that the Board approve the 2024 Plan, the Compensation Committee reviewed a summary of the plan terms and the burn rate, overhang and dilution metrics set forth below, as well as market practices and trends and the cost of the 2024 Plan. In light of the factors described above, and the importance of the ability to continue to grant equity compensation to attract, retain and motivate employees, the Board has determined that the size of the share reserve under the 2024 Plan is reasonable and appropriate.
Historical Granting Practices
During 2021, 2022 and 2023, our long-term equity incentive compensation awards were in the form of restricted stock units, restricted stock awards and stock awards with time-based vesting. The following table sets forth information regarding awards granted and earned, and the annual burn rate for each of the last three fiscal years:
(Share amounts in thousands)	2023	2022	2021
Stock/RSA Awards Granted	183	157	139
PBRSAs Granted	—	31	14
PBRSUs Granted	34	—	—
Weighted average common stock outstanding during fiscal year	45,446	47,648	50,700	3-year avg.
Burn Rate	0.5%	0.4%	0.3%	0.4%
2024 Proxy Statement	53

Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
Dilution and Maximum Overhang
The following table sets forth certain information as of March 31, 2024, unless otherwise noted, with respect to Green Brick’s equity compensation plans*:
Assuming Approval of the 2024 Plan
Restricted Stock Awards Outstanding	24,634
Performance Based Restricted Stock Awards(1)	24,069
Performance Based Restricted Stock Units Outstanding (at maximum)	66,218
Stock Options Outstanding(2)	500,000
Total Equity Awards Outstanding	614,921
Common Stock Outstanding	45,025,151
Dilution(3)	1.4%
Shares available for grant under the 2014 Plan (will carryover to 2024 Plan)	863,554
Shares available for future grant under the 2024 Plan (not including carryover shares)	2,750,000
Overhang, as a percentage of Common Stock outstanding(4)	9.4%

(1)
The one-year performance periods for all outstanding performance-based RSAs have been completed and these awards are now only subject to the remaining service requirements

(2)
The weighted average exercise price of the outstanding options was $7.49 with a weighted average remaining term of 0.6 at March 31, 2024

(3)
Dilution consists of the number of shares subject to equity awards outstanding as of March 31, 2024 divided by the number of shares of common stock outstanding as of March 31, 2024

(4)
Overhang consists of the number of shares subject to equity awards outstanding as of March 31, 2024 and the number of shares available for future grant under the 2024 Plan, including the carryover shares, divided by the number of shares of common stock outstanding as of March 31, 2024

Our Board recognizes the impact of dilution on our shareholders and has evaluated this impact carefully in the context of the need to attract, retain, motivate and ensure that our leadership team and key employees are focused on our strategic priorities. As discussed above, the Compensation Committee restructured our long-term equity incentive awards and eliminated stock options effective for the 2024 awards. Accordingly, the total fully-diluted overhang as of March 31, 2024, assuming that the entire share reserve is granted in full-value awards only, would be 8.3%. The fully-diluted overhang is calculated as the sum of grants outstanding and shares available for future awards (numerator) divided by the sum of the numerator and total shares of Common Stock outstanding, with all data effective as of March 31, 2024.
If this proposal is approved by our shareholders at the Annual Meeting, we expect that the share reserve under the 2024 Plan will be sufficient for awards for the term of the 2024 Plan. Expectations regarding future share usage could be impacted by a number of factors such as award type mix, hiring and promotion activity at the executive level, the rate at which shares are returned to the 2024 Plan’s reserve under permitted addbacks, the future performance of our stock price, and other factors. While we believe that the assumptions we used are reasonable, future share usage may differ from current expectations.

*
The 2014 Plan expires by its terms on October 27, 2024.

54	2024 Proxy Statement

Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
Important Governance Features and Practices
The 2024 Plan contains key features to protect the interests of our shareholders, which include the following:
›
No “Evergreen” Share Increases. The 2024 Plan does not provide for an annual “evergreen” provision that would increase the number of shares available for issuance.

›
No “Liberal” Share Recycling. The 2024 Plan does not allow the reuse of shares (i) withheld to satisfy tax withholding obligations of any award or (ii) delivered to satisfy the exercise price or tax obligations with respect to options and stock appreciation rights (“SARs”).

›
No Discounted Options or Stock Appreciation Rights. The 2024 Plan requires that stock options and SARs must have an exercise price equal to at least the fair market value of our Common Stock on the date the award is granted.

›
No “Liberal” Change in Control definition. The 2024 Plan defines change in control based on the consummation of a transaction rather than the announcement or shareholder approval of the transaction.

›
Explicit “No Repricing” Provisions. Subject to certain adjustment provisions, the 2024 Plan expressly provides that the terms of stock options or SARs may not be amended or replaced, without shareholder approval, to (1) reduce the exercise price of outstanding options or SARs, (2) cancel outstanding options or SARs in exchange for options or SARs with a lowered exercise price or (3) provide a cash payment for underwater options or SARs.

›
No Dividends on Unvested Awards, Stock Options or SARs. The 2024 Plan prohibits the payment of dividends or dividend equivalents on option awards and stock appreciation rights. Where permitted for other awards, dividends or dividend equivalent rights, if any, will be subject to the same vesting requirements as the underlying award and will only be paid at the time those vesting requirements are satisfied.

›
No Excise Tax Gross-Ups. The 2024 Plan does not provide for the payment of any excise tax gross-ups on awards.

›
Awards Subject to Clawback Policy. All awards will be subject to our Executive Officer Clawback Policy.

2024 Proxy Statement	55

Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
Summary Description of the 2024 Plan
The principal terms of the 2024 Plan are summarized below. The following summary is qualified in its entirety by the full text of the 2024 Plan, which is attached to this proxy statement as Appendix A.
Term	Description
Plan Term	If approved by our shareholders at the Annual Meeting, the 2024 Plan will expire on June 11, 2034. However, the 2024 Plan may be terminated earlier by the Board.
Eligibility for Grants	Persons eligible to receive awards under the 2024 Plan include officers or employees of Green Brick or any of our subsidiaries or affiliates, directors of Green Brick or one of its subsidiaries, and certain consultants and advisors to Green Brick or any of our subsidiaries or affiliates. The Compensation Committee may select such eligible individuals to participate in the 2024 Plan. As of March 31, 2024, there were approximately 604 employees (including all of our named executive officers), 6 non-employee directors and zero consultants and advisors eligible to receive awards under the 2024 Plan.
Awards Available
The 2024 Plan authorizes awards in stock options, stock appreciation rights, restricted stock, restricted stock units, stock bonuses and other forms of awards granted or denominated in our Common Stock or units of our Common Stock, as well as performance-based awards, which may be denominated in cash or stock. The 2024 Plan retains flexibility to offer competitive incentives and to tailor benefits to specific needs and circumstances. Any award may be paid or settled in cash.
Options. A stock option is the right to purchase shares of our Common Stock at a future date at a specified price per share, or the exercise price. The per share exercise price of an option generally may not be less than the fair market value of a share of our Common Stock on the date of grant. On March 31, 2024, the fair market value of the Common Stock based on the last sale price for the day was $60.23. The maximum term of an option is ten years from the date of grant. An option may either be an incentive stock option or a non-qualified stock option. Incentive stock option benefits are taxed differently from non-qualified stock options, as described under “U.S. Federal Income Tax Consequences of Stock Options” below. Incentive stock options are also subject to more restrictive terms and are limited in amount by the U.S. Internal Revenue Code (the “Code”) and the 2024 Plan. Incentive stock options may only be granted to employees of Green Brick or one of our subsidiaries.

56	2024 Proxy Statement

Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
Term	Description

Stock Appreciation Rights. A stock appreciation right is the right to receive payment of an amount equal to the excess of the fair market value of our Common Stock on the date of exercise of the stock appreciation right over the base price of the stock appreciation right. The base price will be established by the Compensation Committee at the time of grant of the stock appreciation right and generally cannot be less than the fair market value of a share of our Common Stock on the date of grant. Stock appreciation rights may be granted in connection with other awards or independently. The maximum term of a stock appreciation right is ten years from the date of grant.
Restricted Stock. Shares of restricted stock are shares of our Common Stock that are subject to certain restrictions on sale, pledge, or other transfer by the recipient during a particular period of time (the “restricted period”). Subject to the restrictions provided in the applicable award agreement and the 2024 Plan, a participant receiving restricted stock may have all of the rights of a shareholder as to such shares, including the right to receive dividends.
Restricted Stock Units. A restricted stock unit, or RSU, represents the right to receive one share of our Common Stock on a specific future vesting or payment date. Subject to the restrictions provided in the applicable award agreement and the 2024 Plan, a participant receiving RSUs has no shareholder rights until shares of Common Stock are issued to the participant. RSUs may be granted with dividend equivalent rights.
Performance Awards. The 2024 Plan has been designed to permit the Compensation Committee to grant performance-based awards that are earned subject to the achievement of set performance goals or criteria. A performance award may consist of a right that is (1) denominated in cash or shares (including but not limited to restricted stock or restricted stock units), (2) valued, as determined by the Compensation Committee, in accordance with the achievement of one or more performance criteria as the Compensation Committee will establish, which criteria may be based on financial or operational performance and/or performance evaluations, and (3) payable at such time and in such form as the Compensation Committee will determine.
Other Stock Based Awards. The other types of awards that may be granted under the 2024 Plan include, without limitation, awards of shares of Common Stock, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock. Such awards may be made alone or in addition to or in connection with any option, restricted stock unit or any other award granted under the 2024 Plan. The Compensation Committee may determine the terms and conditions of any such award.

2024 Proxy Statement	57

Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
Term	Description
Shares Authorized	The number of shares of our Common Stock that will be available for issuance under the 2024 Plan will be equal to the sum of (a) 2,750,000 shares of Common Stock plus (b) any shares of Common Stock remaining available for future awards under the 2014 Plan on the date the 2024 Plan is approved by the Company’s shareholders (of which there were 863,554 shares of Common Stock remaining available for future awards under the 2014 Plan as of March 31, 2024) plus (c) any shares of Common Stock with respect to awards that were granted under the 2014 Plan that are forfeited or canceled after the 2024 Plan is approved by the Company’s shareholders. These shares may be either shares reacquired by Green Brick, including shares purchased in the open market, or authorized but unissued shares. Authorized shares are counted and subject to adjustments, as described below.
Share Counting Method
•
The shares underlying all awards under the 2024 Plan count against the number of shares authorized on a one-for-one basis.

•
The following shares shall not be added to the number of shares authorized with respect to awards under the 2024 Plan or prior awards under the 2014 Plan: shares tendered to or withheld in payment of the exercise price of an option; shares tendered or withheld to satisfy tax withholding obligations; shares subject to stock appreciation rights that are not issued in connection with its stock settlement on exercise thereof; and shares repurchased by Green Brick on the open market using the proceeds of an award paid to Green Brick.

•
All shares covered by a stock-settled stock appreciation right are counted against the number of shares authorized, not just the net shares issued upon exercise.

•
Shares subject to an award under the 2024 Plan or a prior award under the 2014 Plan that is forfeited or otherwise expires or is terminated without the delivery of shares, and shares not issued under an award that is settled in cash, may be used for further awards under the 2024 Plan on a one-for-one basis.

Repricing Prohibited
Unless approved by our shareholders or otherwise specifically provided under the 2024 Plan, Green Brick may not, with respect to any outstanding option or stock appreciation right granted, take any of the following actions:
•
amend the option or stock appreciation right to lower the exercise price per share;

•
cancel the option or stock appreciation right and re-grant a substituted award having a lower exercise price per share;

•
conduct a cash buyout of any options or stock appreciation rights that have exercise prices per share above the then-current fair market value (i.e., underwater);

•
replace an underwater option or stock appreciation right with another award; or

•
take any other action that constitutes “repricing” under GAAP.

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Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
Term	Description
Special Provisions for Options
Exercise Price
Not less than 100% fair market value of a share of Common Stock on grant date (other than in the case of substitute awards). To the extent provided in the applicable award agreement, the exercise price may be paid (1) in cash, (2) with shares owned by the participant, (3) through a cashless exercise or net settlement procedure or (4) with such other consideration permitted by law.
The fair market value is closing price of our Common Stock as reported on the New York Stock Exchange on the trading day immediately preceding the grant date.

Vesting and Exercise Periods	As determined by the Compensation Committee. However, the term of options generally may not exceed ten years, except at the discretion of the Compensation Committee for a limited period (not more than 30 days) following the lifting of a black-out period.
Limits on Incentive Stock Options (ISOs)
The maximum number of shares of Common Stock that may be granted in the form of ISOs is 2,000,000 shares. In general, ISOs must satisfy requirements prescribed by the Code to qualify for special tax treatment. Therefore, among other requirements:
•
No employee may receive a grant of ISOs for Common Stock that would have an aggregate fair market value in excess of $100,000, determined when the ISO is granted, that would be exercisable for the first time during any calendar year.

•
If any grant is made in excess of the limits provided in the Code, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a Non-qualified Stock Option.

Dividends/Dividend Equivalents	Dividends and dividend equivalents may not be paid on options.
Special Provisions for Stock Appreciation Rights (SARs)	Upon exercise of a SAR, the holder of the SAR will receive an amount equal to the excess, if any, of the fair market value of the shares on the date designated by the holder, over the exercise price (in the case of a SAR granted in tandem with an option) or the fair market value of the shares on the grant date (in the case of a standalone SAR) multiplied by the number of shares covered by the grant of the SAR.
Dividends and Dividend Equivalents	Dividends and dividend equivalents may not be paid on SARs.
Vesting and Exercise Periods	As determined by the Compensation Committee. However, the term of SARs generally may not exceed ten years, except at the discretion of the Compensation Committee for a limited period (not more than 30 days) following the lifting of a black-out period.
2024 Proxy Statement	59

Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
Term	Description
Special Provisions for Restricted Stock Awards and Restricted Stock Unit Awards
Vesting and Exercise Periods	The Compensation Committee will establish an issue date and a vesting date. The Compensation Committee may impose restrictions or conditions to the vesting of restricted stock as it deems appropriate.
Dividends and Dividend Equivalents	The Compensation Committee may provide that restricted stock unit awards accrue dividend equivalents, with payment in each case subject to the vesting of the underlying awards. Notwithstanding any other provision of the 2024 Plan to the contrary, with respect to any restricted stock award or restricted stock unit award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that such restricted stock award or restricted stock unit award is outstanding, such dividends or dividend equivalents shall not be paid to a participant unless and until the restricted stock award or restricted stock unit award to which they relate has vested.
Special Provisions for Performance Awards
Performance Goals	The Compensation Committee will establish performance goals or criteria for performance awards, which may be based on Green Brick’s financial or operational performance and/or personal performance evaluations of the participant. The Compensation Committee has the discretion to provide for the manner in which performance will be measured against the performance criteria.
Performance Share Award Payouts
The Compensation Committee will establish the method of calculating the amount of payment to be made under a performance award if performance goals are met, including any maximum payment.
After the completion of an award performance period, the relevant performance will be measured against the performance goals or criteria, and the Compensation Committee will determine whether all, none or a portion of the performance award is paid.
The Compensation Committee may elect to make payment in shares, cash or a combination of cash and shares.

Dividends/Dividend Equivalents	The Compensation Committee may at the time of the award provide for dividend or dividend equivalent rights on performance awards, provided that the actual payment of such dividends or dividend equivalents shall be conditioned upon the performance goals underlying the performance award being met. In no event will dividends or dividend equivalents be paid on unearned performance awards.
Other Information
Administration of the 2024 Plan. The 2024 Plan will be administered, construed and interpreted by the Compensation Committee, which will be appointed by and serve at the pleasure of the Board; provided, however, with respect to awards to independent directors, the Board of Directors will have the sole authority to administer the 2024 Plan. The Compensation Committee may delegate all or part of its authority and
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Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
duties with respect to awards under the 2024 Plan to such other person or persons (including, without limitation, the Chief Executive Officer of the Company) as the Committee shall determine in its sole discretion.
Awards to Non-Employee Directors. Pursuant to the 2024 Plan, each person initially elected to the Board who is a non-employee director will be entitled to receive an initial award of stock options, restricted stock and/or restricted stock units with an aggregate value as established by the Board from time to time. Other awards to non-employee directors, such as annual awards, are at the discretion of the Compensation Committee.
Change in Control. Prior to the occurrence of a change in control (as defined in the 2024 Plan), the Compensation Committee has the discretion to determine the impact of any change in control on the awards outstanding under the 2024 Plan. The Compensation Committee may (1) provide for the assumption or substitution of, or adjustment to, each outstanding award; (2) accelerate the vesting of awards and terminate any restrictions on awards; and/or (3) provide for the cancellation of awards for a cash payment per share/unit in an amount based on the fair market value of the award with reference to the change in control, which amount may be zero if applicable.
With respect to performance awards, if a change in control occurs during a performance period, the incomplete performance period will end on the date immediately prior to the change in control, and the Compensation Committee will determine the extent to which the performance criteria set forth in the award have been met and the extent to which the performance award may be subject to ongoing service-based vesting requirements.
Transfer Restrictions. Awards under the 2024 Plan generally are not transferable by the recipient other than by will or the laws of descent and distribution, and are generally exercisable, during the recipient’s lifetime, only by the recipient. The Compensation Committee has discretion to provide that an award (other than an ISO) is transferable without the payment of any consideration to a recipient’s family member, whether directly or by means of a trust or otherwise, provided that such transfers comply with applicable federal and state securities laws.
Adjustments. As is customary in incentive plans of this nature, the share reserve and the number and kind of shares available under the 2024 Plan and any outstanding awards, as well as the exercise or purchase prices of awards, and performance targets under certain types of performance-based awards, are subject to adjustment in the event of certain reorganizations, mergers, combinations, recapitalizations, stock splits, stock dividends, extraordinary cash dividends or other similar events that change the number or kind of shares outstanding, and extraordinary dividends or distributions of property to the shareholder. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.
No Limit on Other Authority. If the shareholders approve the 2024 Plan, the 2024 Plan does not limit the authority of the Board of Directors or any committee to grant awards or authorize any other compensation, with or without reference to the Common Stock, under any other plan or authority.
2024 Plan Amendment and Termination. The Board may amend or terminate the 2024 Plan at any time and in any manner. Shareholder approval for an amendment will be required only to the extent then required by applicable law or any applicable listing agency or required under Sections 409A, 422 or 424 of the Code to preserve the intended tax consequences of the plan. For example, shareholder approval will be required for any amendment that proposes to increase the maximum number of shares that may be delivered with respect to awards granted under the 2024 Plan. Adjustments as a result of stock splits or similar events will not, however, be considered an amendment requiring shareholder approval. Unless terminated earlier by the Board, the authority to grant new awards under the 2024 Plan will terminate on June 11,
2024 Proxy Statement	61

Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
2034. Outstanding awards, as well as the Compensation Committee’s authority with respect thereto, generally will continue following the expiration or termination of the 2024 Plan. Generally speaking, outstanding awards may be amended by the Compensation Committee (except for a repricing), but the consent of the award holder is required if the amendment (or any plan amendment) materially and adversely affects the holder.
U.S. Federal Income Tax Consequences of Stock Options
The following summarizes the consequences under existing U.S. federal income tax rules of the award and exercise of stock options under the Plan.
Incentive Stock Options. ISOs are intended to qualify as “incentive stock options” under Section 422 of the Code. We understand that under current federal income tax law:
›
Our employees do not recognize income when we grant them ISOs.

›
An optionee does not recognize income when an ISO is exercised, although the difference between the option price and the fair market value of the shares acquired upon exercise is a “tax preference item” which, under certain circumstances, may give rise to alternative minimum tax liability on the part of the optionee.

›
If the optionee holds shares purchased pursuant to the exercise of an ISO for cash for at least two years from the option grant date and at least one year after the transfer of the shares to the optionee, then:

•
The optionee will recognize gain or loss only upon ultimate disposition of the shares. Any gain or loss generally will be treated as long-term capital gain or loss.

•
Green Brick will not be entitled to a federal income tax deduction in connection with the grant or exercise of the option.

›
If the optionee disposes of the shares purchased pursuant to the exercise of an ISO before the expiration of the required holding period, then:

•
The optionee will recognize ordinary income in the year of the disposition in an amount equal to the difference between the option price and the lesser of the fair market value of the shares on the exercise date or the selling price. The balance of any gain the optionee realizes on the disposition will be taxed as long or short term capital gain, depending upon whether the optionee has held the shares for at least one year after the option is exercised.

•
Green Brick generally will be entitled to a deduction in the year of the disposition equal to the amount of ordinary income recognized by the optionee.

Non-qualified Stock Options. “Non-qualified” stock options are stock options that do not qualify as ISOs. We understand that under existing U.S. federal income tax law:
›
Our employees do not recognize income when we grant them non-qualified stock options.

›
Upon exercise of a non-qualified option, the optionee recognizes ordinary income in the amount by which the fair market value of the shares purchased exceeds the exercise price of the option. Green Brick generally is entitled to a deduction in an equal amount. If the optionee is an employee, this income will be subject to applicable income and employment tax withholding.

New Plan Benefits Under the 2024 Plan
Future awards under the 2024 Plan will be granted in the discretion of the Board of Directors or the Compensation Committee, therefore the type, number, recipients, and other terms of such awards cannot be determined at this time. If shareholders do not approve the 2024 Plan, no awards will be made under the 2024 Plan.
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Proposal No. 3 – Approval of the 2024 Omnibus Incentive Plan
Equity Compensation Plan Information
The following table summarizes information about our compensation plans under which our equity securities are authorized for issuance as of December 31, 2023. The table does not reflect any amounts under the 2024 Plan to be approved at the Annual Meeting.
	Equity Compensation Plan Information As of December 31, 2023
	(in thousands, except exercise price)
	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in first column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders
2014 Plan	591,971(1)	$7.49	442,485
Equity compensation plans not approved by security holders	—		—
Total	591,971	$7.49	442,485

(1)
Included in the number of securities in column (a) is 91,971 restricted stock units, which have no exercise price. The weighted average exercise price of outstanding options, warrants, and rights (excluding restricted stock units) is $7.49.

2024 Proxy Statement	63

SECURITY OWNERSHIP

The following table sets forth certain information with respect to the beneficial ownership of our common stock, as of April 19, 2024, by (i) each person known to us to beneficially own more than 5% of our outstanding common stock; (ii) our named executive officers for the fiscal year ended December 31, 2023; (iii) each director and nominee for director and (iv) all of the executive officers and directors as a group. As of April 19, 2024, we had 44,976,012 shares of common stock outstanding.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned(1)	Percent
Holders of more than 5%
Greenlight Capital Inc. and its affiliates(2)	10,467,383	23.3%
BlackRock, Inc.(3)	4,148,332	9.2%
Vanguard Group.(4)	2,403,836	5.3%
Named Executive Officers and Directors
James R. Brickman(5)	2,153,472	4.7%
Richard A. Costello	92,116	*
Jed Dolson	269,978	*
Neal Suit	14,228	*
David Einhorn(6)	11,336,493	25.2%
Elizabeth K. Blake	176,099	*
Harry Brandler(7)	110,250	*
Lila Manassa Murphy	13,896	*
Kathleen Olsen	73,224	*
Richard S. Press(8)	88,090	*
All Executive Officers and Directors as a group (10 persons)(9)	14,327,846	31.5%

*
Less than one percent.

Unless otherwise indicated, the address of each of our directors and officers identified is c/o 5501 Headquarters Drive, Suite 300 W, Plano, TX 75024.
(1)
In determining the number and percentage of shares beneficially owned by each person, shares that may be acquired by such person within 60 days after April 19, 2024 are deemed outstanding for purposes of determining the total number of outstanding shares for such person and are not deemed outstanding for such purpose for all other stockholders. To our knowledge, except as otherwise indicated, beneficial ownership includes sole voting and dispositive power with respect to all shares.

(2)
Based on Amendment No. 25 to the Schedule 13D filed by David Einhorn and Greenlight Capital, Inc. et al. on January 4, 2024, and the Form 4 filed on January 4, 2024. Mr. Einhorn is the president of Greenlight Capital, Inc. (“Greenlight Inc.”) and the senior manager of DME Advisors GP, LLC (“DME GP”). DME GP is the general partner of DME Advisors, LP (“DME”) and DME Capital Management, LP (“DME CM”). DME CM controls the voting and disposition of 8,664,693 shares of common stock held for the account of Greenlight Capital Offshore Master, Ltd. and certain special purpose vehicles, of which DME CM acts as investment advisor. DME controls the voting and disposition of 1,802,690 shares of common stock held for the account of Solasglas Investments, LP (“SILP”). By virtue of his roles at Greenlight Inc., DME, DME CM and DME GP, Mr. Einhorn may be deemed to have voting and dispositive power over 10,467,383 shares of common stock held by these affiliates of Greenlight, Inc. The 10,467,383 shares includes 2,977,008 shares of common stock which are pledged or held in one or more margin accounts (down from 7,658,703 at April 24, 2023) and 500,000 shares that are subject to a forward sale. Each of Mr. Einhorn, Greenlight Inc., DME, DME CM and DME GP disclaims beneficial ownership of these shares of common stock, except to the extent of any pecuniary interest therein. The principal business

64	2024 Proxy Statement

Security Ownership
address of each of Greenlight Inc., DME GP, DME, DME CM and Mr. Einhorn is 2 Grand Central Tower, 140 East 45th Street, 24th Floor, New York, NY 10017.
(3)
According to the Schedule 13G/A filed on January 24, 2024, by BlackRock, Inc. (“BlackRock”), of the 4,148,332 shares beneficially owned, BlackRock has (i) sole voting power with respect to 4,100,676 shares, and (ii) sole investment power with respect to all 4,148,332 shares. The principal business address of BlackRock is 55 East 52nd Street, New York, NY 10055.

(4)
According to the Schedule 13G filed on February 13, 2024, by Vanguard Group Inc. (“Vanguard”), of the 2,403,836 shares beneficially owned, Vanguard has (i) shared voting power with respect to 28,047 shares, (ii) sole investment power with respect to 2,344,794 shares and (iii) shared investment power with respect to 59,042 shares. The principal business address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.

(5)
Includes 500,000 shares issuable upon exercise of vested stock options.

(6)
In addition to the amounts held by Greenlight Capital, et al, Mr. Einhorn owns 869,110 shares directly.

(7)
Includes 49,176 shares held by Brandler LLC for which Mr. Brandler is a manager. Mr. Brandler disclaims beneficial ownership of the shares of common stock directly held by Brandler LLC, except to the extent of his pecuniary interest therein.

(8)
Includes 27 shares held indirectly by Mr. Press as the custodian for a UGMA Account for a minor.

(9)
Includes (i) 500,000 shares issuable upon exercise of vested stock options held by Mr. Brickman and (ii) 10,467,383 shares held by Greenlight Capital, Inc. and its affiliates described in Note 2, for which one of our directors, David Einhorn, may be deemed to beneficially own due to his indirect voting and dispositive power over such shares.

2024 Proxy Statement	65

QUESTIONS AND ANSWERS ABOUT OUR ANNUAL MEETING

What is the date, time and place of the Annual Meeting?
Our Annual Meeting will be held in a virtual format only, on June 11, 2024, at 10:00 a.m. Central Time. As a stockholder, you can attend, vote and submit questions at our Annual Meeting by accessing www.proxyvote.com using the 16-digit control number on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials.
What am I being asked to vote on and what is the Board recommendation?
At the Annual Meeting you will be asked to vote on the following three proposals. Our Board recommendation for each of these proposals is set forth below:
Proposal	Board Recommendation
To elect seven directors each for a term expiring at the next annual meeting or until his or her successor has been duly elected and qualified	FOR each Director Nominee
To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2024 fiscal year	FOR
To approve the 2024 Omnibus Incentive Plan	FOR
You will also be asked to consider and act upon such other business as may properly come before the Annual Meeting.
Who is entitled to vote at the Annual Meeting?
Only holders of record of our common stock at the close of business on April 19, 2024, the record date for the Annual Meeting, are entitled to notice of, and to attend and vote at the Annual Meeting, or any postponements or adjournments of the meeting. At the close of business on the record date, 44,976,012 shares of our common stock were outstanding.
What is the difference between a stockholder of record and a beneficial owner?
If your shares are registered directly in your name with our transfer agent, Equiniti Trust Company, you are considered, with respect to those shares, the “stockholder of record.”
If your shares are held by a brokerage firm, bank, trustee, other agent or record holder, each sometimes referred to as a “nominee,” you are considered the “beneficial owner” of shares held in “street name.” The Notice has been forwarded to you by your nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your nominee on how to vote your shares by following their instructions for voting by telephone or on the internet or, if you specifically request a copy of the printed materials, you may use the voting instruction card included in such materials.
What are the voting rights of our stockholders?
Our stockholders have one vote per share of our common stock owned on the record date for each matter properly presented at the Annual Meeting.
66	2024 Proxy Statement

Questions and Answers About Our Annual Meeting
What constitutes a quorum?
A quorum will be present at the Annual Meeting if holders of a majority of outstanding shares of our common stock on the record date are represented at the Annual Meeting by virtual attendance or by proxy. If a quorum is not present at the Annual Meeting, we expect to postpone or adjourn the Annual Meeting to solicit additional proxies. Abstentions and broker non-votes (as described below) will be counted as shares present and entitled to vote for the purpose of determining the presence or absence of a quorum.
What are “broker non-votes” and how are they treated?
A “broker non-vote” occurs when a bank, broker, trustee, agent or other holder of record holding shares for a beneficial owner withholds its vote on a particular proposal because that holder does not have discretionary voting power for such proposal and has not received instructions from the beneficial owner. If your broker is the stockholder of record, your broker is required to vote your shares in accordance with your instructions. If you do not give instructions to your broker, the rules of the NYSE allow brokers the discretionary authority to vote your shares with respect to “routine” matters but not “non-routine” matters.
The table below sets forth, for each proposal on the ballot, whether a broker can exercise discretion and vote your shares absent your instructions. If they cannot, such broker non-vote will not be counted as a vote cast and will therefore have no impact on the approval of the proposal.
Proposal	Can Brokers Vote Absent Instructions?
Election of Directors	No
Ratification of Independent Registered Certified Public Accounting Firm	Yes
Approval of 2024 Omnibus Incentive Plan	No
If other matters are properly brought before the Annual Meeting and they are not considered routine under the applicable NYSE rules, shares held by a bank, broker or other holder of record holding shares for a beneficial owner will not be voted on such non-routine matters by that holder unless that holder has received voting instructions. As stated above, broker non-votes are counted as present for the purpose of determining whether a quorum is present.
How are abstentions treated?
Abstentions will not be counted as votes cast in the final tally of votes with regard to either proposal. Therefore, abstentions will have no effect on the outcome of these proposals.
Will my shares be voted if I do not provide my proxy?
If your shares are held in the name of a bank, broker or other holder of record, they may be voted by the bank, broker or other holder of record with respect to “routine” matters (as described above under the caption “What are “broker non-votes” and how are they treated?”) even if you do not give the bank, broker or other holder of record specific voting instructions. If you are a stockholder of record and hold your shares directly in your own name, your shares will not be voted unless you provide a proxy or vote at the Annual Meeting.
How do I vote?
To Vote by Internet, Telephone or Mail:
You can vote by proxy whether or not you attend the Annual Meeting. To vote by proxy, you have a choice of voting over the Internet, by telephone or by using a traditional proxy card.
2024 Proxy Statement	67

Questions and Answers About Our Annual Meeting
•
To vote by Internet, go to www.proxyvote.com and follow the instructions there. You will need the 16-digit control number included on your proxy card, voter instruction form or Notice.

•
To vote by telephone, dial the number listed on your proxy card, your voter instruction form or Notice. You will need the 16-digit control number included on your proxy card, voter instruction form or Notice.

•
If you received a Notice and wish to vote by traditional proxy card, you can request a full set of materials at no charge through one of the following methods:

1)
By Internet: by visiting www.proxyvote.com

2)
By phone: by using the phone number listed on the Notice

To reduce our administrative and postage costs, we ask that you vote through the Internet or by telephone, both of which are available 24 hours a day prior to the Annual Meeting. To ensure that your vote is counted, please remember to submit your vote by 11:59 p.m. Eastern Time on June 10, 2024.
To Vote at the Annual Meeting:
If your shares are registered in your name, you must use the 16-digit control number on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials in order to log in and complete your ballot electronically when prompted during the Annual Meeting.
If you hold your shares in “street name,” you will need to obtain the 16-digit control number assigned to your holdings with your bank, broker or other nominee and enter it when prompted by the website hosting the Annual Meeting to vote the shares that are held for your benefit.
If I plan to virtually attend the Annual Meeting, should I still vote by proxy?
Yes. Casting your vote in advance does not affect your right to virtually attend the Annual Meeting. If you vote in advance and also virtually attend the Annual Meeting, you do not need to vote again at the Annual Meeting unless you want to change your vote.
What vote is required for the proposals?
Proposal	Description of Votes Needed
Election of Directors	The seven nominees for election as directors will be elected by a majority of the votes cast at the Annual Meeting.
Ratification of Independent Registered Certified Public Accounting Firm	The affirmative vote of a majority of the votes cast on the proposal is required for the ratification of the appointment of RSM US as our independent auditor for the 2024 fiscal year.
Approval of 2024 Omnibus Incentive Plan	The affirmative vote of a majority of the votes cast on the proposal is required for approval of the 2024 Omnibus Incentive Plan
68	2024 Proxy Statement

Questions and Answers About Our Annual Meeting
How will my proxy holder vote?
The enclosed proxy designates James R. Brickman and Richard A. Costello to hold your proxy and vote your shares. James R. Brickman and Richard A. Costello will vote all shares of our common stock represented by properly executed proxies received in time for the Annual Meeting in the manner specified by the holders of those shares. James R. Brickman and Richard A. Costello intend to vote all shares of our common stock represented by proxies that are properly executed by the record holder but that otherwise do not contain voting instructions as follows:
Proposal	Board Recommendation
Election of Directors	FOR each Director Nominee
Ratification of Independent Registered Certified Public Accounting Firm	FOR
Approval of 2024 Omnibus Incentive Plan	FOR
What happens if additional matters are presented at the Annual Meeting?
Other than the items of business described above, we are not aware of any other business to be acted upon at the Annual Meeting. If you grant a proxy to the proxy holders named in the attached proxy card, such persons will vote in accordance with the recommendation of our Board, “FOR” or “AGAINST” such other matters.
Can I change my vote after I have voted?
Voting by telephone, over the Internet or by mailing a proxy card does not preclude a stockholder from voting during the Annual Meeting. A stockholder may revoke a proxy, whether submitted via telephone, the Internet or mail, at any time prior to its exercise by (i) filing a duly executed revocation of proxy with our Corporate Secretary, (ii) properly submitting, either by telephone, mail or Internet, a proxy to our Corporate Secretary bearing a later date or (iii) attending the Annual Meeting and voting when prompted during the meeting. Attendance at the virtual meeting will not itself constitute revocation of a proxy.
How do I virtually attend the Annual Meeting?
The Annual Meeting will be held virtually and you will not be able to attend the Annual Meeting in person. To attend the Annual Meeting virtually, please log in to www.proxyvote.com using the control number on your proxy card, voting instruction form, or Notice of Internet Availability of Proxy Materials and follow the instruction prompts on the virtual meeting site.
Where can I find voting results of the Annual Meeting?
We will announce the results for the proposals voted upon at the Annual Meeting and publish final detailed voting results in a Form 8-K filed with the SEC within four business days after the Annual Meeting.
Who should I call with other questions?
If you have additional questions about this proxy statement or the Annual Meeting or would like additional copies of this proxy statement or our annual report, please contact:
Green Brick Partners, Inc.
5501 Headquarters Drive, Suite 300 W
Plano, TX 75024,
Attention: Corporate Secretary.
2024 Proxy Statement	69

OTHER MATTERS

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and certain officers, and persons who own more than 10% of our common stock, to file with the SEC reports of ownership and changes in ownership of our common stock and other equity securities. Based on a review of our records and certain written representations received from our executive officers and directors, we believe that all required filings during the year ended December 31, 2023 were made on a timely basis.
Stockholder Proposals and Director Nominations

Proposals for Inclusion in the Proxy Statement. The date by which stockholder proposals must be received by us for inclusion in proxy materials relating to the 2025 annual meeting of stockholders, or the “2025 Annual Meeting,” is December 26, 2024, pursuant to Rule 14a-8 of the Exchange Act. Eligible stockholders who seek to submit a proposal for inclusion in our proxy statement must comply with all applicable Bylaws and SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Upon receipt of any such proposal, we will determine whether or not to include such proposal in the proxy materials in accordance with SEC regulations governing the solicitation of proxies.
Proposals not Included in the Proxy Statement and Nominations for Director. Stockholder proposals not included in our proxy statement and stockholder nominations for director may be brought before an annual meeting of stockholders in accordance with the advance notice procedures described in our Bylaws. In general, notice must be received by the Corporate Secretary not less than 90 days nor more than 120 days prior to the anniversary date of the immediately preceding annual meeting (i.e., June 11, 2025) and must contain specified information concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters. For the 2025 Annual Meeting, the Corporate Secretary must receive notice of the proposal on or after the close of business on February 11, 2025 and no later than the close of business on March 13, 2025. Stockholder proposals must be in proper written form and must meet the detailed disclosure requirements set forth in our Bylaws, including a description of the proposal, the name of the stockholder and beneficial owner, if any, and such parties’ stock holdings and derivative positions in our securities, if any. If we hold the 2025 Annual Meeting more than 30 days earlier or more than 60 days later than such anniversary date, we must receive your notice not earlier than the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.
Our Bylaws also require that stockholder proposals concerning nomination of directors provide additional disclosure, including information we deem appropriate to ascertain the nominee’s qualifications to serve on the Board, disclosure of compensation arrangements between the nominee, the nominating stockholder and the underlying beneficial owner, if any, and other information required to comply with the proxy rules and applicable law. The specific requirements of these advance notice provisions are set forth in Sections 1.13 and 1.14 of our Bylaws, a copy of which is available upon request. In addition, to be included on our universal proxy card in connection with the 2025 Annual Meeting, the notice must also include the information required by Rule 14a-19(b)(2) and Rule 14a-19(b)(3). All stockholder proposals and director nominations pursuant to the advance notice provision or proxy access provision in our Bylaws should be sent to the Secretary at 5501 Headquarters Drive, Suite 300 W, Plano, TX 75024.
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Other Matters
List of Stockholders Entitled to Vote at the Annual Meeting

The names of stockholders of record entitled to vote at the Annual Meeting will be available at our corporate office for a period of 10 days prior to the Annual Meeting and continuing through the Annual Meeting.
Expenses Relating to this Proxy Solicitation

The costs of solicitation, if any, will be borne by Green Brick. Proxies may be solicited on our behalf by directors, officers or employees, in person or by telephone, electronic transmission and facsimile transmission. No additional compensation will be paid to such persons for such solicitation. Green Brick will reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to beneficial owners of shares.
Communication with Green Brick’s Board of Directors

Stockholders or other interested parties may communicate with one or more members of the Board by writing to the Board or a specific director at:
Board of Directors (or specific director)
Green Brick Partners, Inc.
5501 Headquarters Drive, Suite 300 W
Plano, TX 75024
Communications addressed to individual Board members will be forwarded by the Corporate Secretary to the individual addressee. Any communications addressed to the Board will be forwarded by the Corporate Secretary to the Chairman of the Board.
Available Information

We will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the 2023 Form 10-K as filed with the SEC, including the financial statements and schedules thereto, but not the exhibits. In addition, such report is available, free of charge, on the Internet at www.greenbrickpartners.com. Stockholders who wish to obtain a paper copy of our 2023 Form 10-K may do so without charge by writing to Green Brick Partners, Inc., 5501 Headquarters Drive, Suite 300 W, Plano, TX 75024, Attention: Investor Relations. A copy of any exhibit to the 2023 Form 10-K will be forwarded following receipt of a written request with respect thereto addressed to Investor Relations.
Electronic Delivery

This year we have elected to take advantage of the SEC’s rule that allows us to furnish proxy materials to you online. We believe electronic delivery will expedite stockholders’ receipt of materials, while lowering costs and reducing the environmental impact of our Annual Meeting by reducing printing and mailing of full sets of materials. If you would like to receive a paper copy of the proxy materials, the Notice of Internet Availability of Proxy Materials contains instructions on how to receive a paper copy.
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Other Matters
Householding

We utilize a procedure approved by the SEC called “householding.” Under this procedure, stockholders of record who have the same address and last name will receive only one copy of the Notice, unless one or more of these stockholders notifies us that they wish to continue receiving individual copies. This procedure reduces duplicative printing costs and postage fees.
If you are eligible for householding, but you and other stockholders of record with whom you share an address currently receive multiple copies of the Notice, or if you hold shares of our Common Stock in more than one account, and in either case you wish to receive only a single copy of the Notice for your household, please contact EQ Shareowner Services (in writing: P.O. Box 64854, St. Paul, MN 55164-0854. If you participate in householding and wish to receive a separate copy of the Notice, or if you do not wish to participate in householding and prefer to receive separate copies of the Notice in the future, please contact EQ Shareowner Services as indicated above.
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APPENDIX A

Green Brick Partners, Inc.
2024 Omnibus Incentive Plan
1.   Establishment, Effective Date and Term

GREEN BRICK PARTNERS, INC., a Delaware corporation (the “Company”), hereby establishes the “Green Brick Partners, Inc. 2024 Omnibus Incentive Plan” (as amended from time to time, the “Plan”). The effective date of the Plan shall be the date the Plan is approved by the shareholders of the Company (the “Effective Date”). Unless earlier terminated pursuant to Section 25 hereof, the Plan shall terminate on the tenth anniversary of the Effective Date.
2.   Purpose

The purpose of the Plan is to promote the interests of the Company, its Subsidiaries and its shareholders by: (i) attracting and retaining officers, employees and directors of, and consultants to, the Company and its Subsidiaries and Affiliates; (ii) motivating such individuals by means of performance-related incentives to achieve long-range performance goals; (iii) enabling such individuals to participate in the long-term growth and financial success of the Company; (iv) encouraging ownership of stock in the Company by such individuals; and (v) linking their compensation to the long-term interests of the Company and its shareholders.
3.   Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below:
“Affiliate” means any entity that is directly or indirectly controlled by the Company or any entity in which the Company has a significant ownership interest as determined by the Committee provided that the entity is one with respect to which the Common Stock will qualify as “service recipient stock” under Code Section 409A.
“Applicable Laws” shall mean the requirements relating to the administration of equity plans under U.S. federal and state laws, any stock exchange or quotation system on which the Company has listed or submitted for quotation the Common Stock to the extent provided under the terms of the Company’s agreement with such exchange or quotation system and, with respect to Awards subject to the laws of any foreign jurisdiction where Awards are, or will be, granted under the Plan, the laws of such jurisdiction.
“Appreciation Date” shall mean the date designated by a holder of Stock Appreciation Rights for measurement of the appreciation in the value of rights awarded to him or her, which date shall be the date notice of such designation is received by the Committee, or its designee.
“Award” shall mean any Option, Restricted Stock Award, Restricted Stock Unit, Stock Appreciation Right, Stock Bonus, Performance Award, Other Stock-Based Award or other award granted under the Plan, whether singly, in combination or in tandem, to a Participant by the Committee pursuant to such terms, conditions, restrictions and/or limitations, if any, as the Committee may establish or which are required by applicable legal requirements.
“Award Agreement” shall mean an agreement, contract or other instrument or document evidencing the terms and conditions of an individual Award, which may be in written or electronic format, in such form and with such terms as may be specified by the Committee. Each Award Agreement is subject to the terms and conditions of the Plan. An Award Agreement may be in the form of either (i) an agreement to be either
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executed by both the Participant and the Company or offered and accepted electronically as the Committee shall determine or (ii) certificates, notices or similar instruments as approved by the Committee.
“Beneficial Ownership” (including correlative terms) shall have the meaning given such term in Rule 13d-3 promulgated under the Exchange Act and any successor to such Rule.
“Board” shall mean the Board of Directors of the Company.
“Cause” shall mean, unless otherwise defined in the applicable Award Agreement, (i) commission of a felony or a crime of moral turpitude, (ii) engaging in conduct that constitutes fraud or embezzlement, (iii) engaging in conduct that constitutes gross negligence or willful misconduct that results or could reasonably be expected to result in harm to the Company or its Subsidiaries’ business or reputation, (iv) the Participant’s material violation of the Company’s Code of Ethics, Code of Conduct, Insider Trading Policy, International Anti-Corruption Compliance Policy or other policy the Company has adopted governing the ethical behavior of Company employees or directors; provided, however, that if the Participant and the Company have entered into an employment agreement which defines “cause” for purposes of such agreement, “cause” shall be defined in accordance with such agreement. The Committee, in its sole and absolute discretion, shall determine whether a termination of employment or service is for Cause.
“Change in Control” shall, in the case of a particular Award, unless the applicable Award Agreement states otherwise or contains a different definition of “Change in Control,” be deemed to occur upon the first of the below events to occur following the Effective Date:
(i)   Any “person” (as such term is used in Section 13(d) and 14(d) of the Exchange Act) (a “Person”) (other than (x) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Affiliate thereof or (y) Greenlight Capital, Inc. and/or its Affiliates) acquires “beneficial ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of securities of the Company representing more than 50% of the combined voting power of the Company’s then outstanding securities; provided, however, that if the Company engages in a merger or consolidation in which the Company or the surviving entity in such merger or consolidation becomes a subsidiary of another entity, then references to the Company’s then outstanding securities shall be deemed to refer to the outstanding securities of such parent entity;
(ii)   At any time when the Common Stock is publicly traded, a majority of the members of the Board shall not be continuing Directors;
(iii)   The consummation of a merger or consolidation of the Company with any other entity, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity (or if the surviving entity is or shall become a subsidiary of another entity, then such parent entity)) more than 50% of the combined voting power of the voting securities of the Company (or such surviving entity or parent entity, as the case may be) outstanding immediately after such merger or consolidation; or
(iv)   the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s assets, other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by shareholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.
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To the extent an Award provides for “nonqualified deferred compensation” within the meaning of Section 409A of the Code and a Change in Control is intended to constitute a payment event under such Award, then Change in Control shall mean a “change in control event” as defined in Treasury Regulations Section 1.409A-3(i)(5) and any interpretative guidance promulgated under Section 409A of the Code. In addition, notwithstanding anything herein to the contrary, in any circumstance in which the definition of “Change in Control” under this Plan would otherwise be operative and with respect to which the additional tax under Section 409A of the Code would apply or be imposed, but where such tax would not apply or be imposed if the meaning of the term “Change in Control” met the requirements of Section 409A(a)(2)(A)(v) of the Code, then the term “Change in Control” herein shall mean, but only for the transaction, event or circumstance so affected and the item of income with respect to which the additional tax under Section 409A of the Code would otherwise be imposed, a transaction, event or circumstance that is both (x) described in the preceding provisions of this definition, and (y) a “change in control event” within the meaning of Treasury Regulations Section 1.409A-3(i)(5).
“Common Stock” shall mean the Common Stock of the Company, par value $0.01 per share.
“Code” shall mean the Internal Revenue Code of 1986, as amended.
“Committee” shall mean the Compensation Committee or any other committee appointed by the Board to administer the Plan pursuant to Section 5 of the Plan. However, with respect to grants made to Independent Directors, the Committee shall mean the Board. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights of the Committee under this Plan, except with respect to matters which under Rule 16b-3 of the Exchange Act or any regulations or rules issued thereunder are required to be determined in the sole discretion of the Committee.
“Compensation Committee” shall mean the Compensation Committee of the Board, which shall consist of two or more Independent Directors, each of whom shall be a “non-employee director” as defined by Rule 16b-3 of the Exchange Act.
“Disability” shall mean, unless otherwise provided in the applicable Award Agreement, “permanent and total disability” within the meaning of Section 22(e)(3) of the Code.
“Eligible Individual” shall mean any individual who is either: (i) an officer (whether or not a director) or employee of the Company or one of its Subsidiaries or Affiliates; (ii) a director of the Company or one of its Subsidiaries; or (iii) an individual consultant or advisor who renders or has rendered bona fide services to the Company or one of its Subsidiaries or Affiliates and who is selected to participate in this Plan by the Committee; provided, however, that an individual who is otherwise an Eligible Individual under clause (iii) above may participate in this Plan only if such participation would not adversely affect either the Company’s eligibility to use Form S-8 to register under the Securities Act, the offering and sale of shares issuable under this Plan by the Company or the Company’s compliance with any other Applicable Laws.
“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.
“Fair Market Value” means, as of any date, unless otherwise determined or provided by the Committee in the circumstances, (i) the closing sales price of a share of Common Stock as furnished by the New York Stock Exchange (“NYSE”) or other principal stock exchange on which the Company’s Common Stock is then listed for the trading date preceding such date or (ii) if no sales of Common Stock were reported by NYSE or other such exchange on that date, the closing sales price for a share of Common Stock as furnished by NYSE or other such exchange for the next preceding day on which sales of shares of Common Stock were reported by NYSE. If the Common Stock is no longer listed or is no longer actively traded on NYSE or listed on a principal stock exchange as of the applicable date, the Fair Market Value of a share of Common Stock shall be the value as reasonably determined by the Committee for purposes of the award in the circumstances.
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“Grant Date” shall mean the date upon which an Award is granted to a Participant pursuant to this Plan or such later date as specified in advance by the Committee.
“Incentive Stock Option” shall mean an Option which is an “incentive stock option” within the meaning of Section 422 of the Code and which is identified as an Incentive Stock Option in the applicable Award Agreement.
“Independent Director” shall mean a member of the Board who is a “non-employee director,” as defined in Rule 16b-3 of the Exchange Act.
“Insider Trading Policy” shall mean the Company’s Insider Trading Policy, as may be amended from time to time.
“Issue Date” shall mean the date established by the Committee on which certificates representing shares of Common Stock shall be issued by the Company.
“Non-Employee Director” shall mean a member of the Board who is not an employee of the Company or any of its Subsidiaries.
“Non-qualified Stock Option” shall mean an Option that is not intended to meet the requirements of Section 422 of the Code.
“Option” shall mean any stock option granted pursuant to Section 7 of the Plan.
“Other Stock-Based Award” shall mean an Award granted pursuant to Section 13 of the Plan.
“Participant” shall mean any Eligible Individual with an outstanding Award.
“Performance Award” shall mean any Award granted under Section 12 of the Plan. For purposes of the share counting provisions of Section 4.1 hereof, a Performance Award that is not settled in cash shall be treated as (i) an Option Award if the amounts payable thereunder will be determined by reference to the appreciation of a Share, and (ii) a Restricted Stock Award or a Restricted Stock Unit Award, as the case may be, if the amounts payable thereunder will be determined by reference to the full value of a Share.
“Performance Period” shall mean a period of time within which performance criteria is measured for the purpose of determining whether an Award subject to performance restrictions has been earned.
“Person” shall mean any person, corporation, partnership, joint venture or other entity or any group (as such term is defined for purposes of Section 13(d) of the Exchange Act), other than a parent or Subsidiary of the Company.
“Prior Plan Award” shall mean a grant of a restricted stock unit, an option or other stock-based award granted under the Prior Plan and is outstanding as of the Effective Date.
“Prior Plan” shall mean the Green Brick Partners, Inc. 2014 Omnibus Equity Incentive Plan, as amended, which expires by its terms on October 27, 2024.
“Reorganization” shall be deemed to occur if an entity is a party to a merger, consolidation, reorganization, or other business combination with one or more entities in which said entity is not the surviving entity, if such entity disposes of substantially all of its assets, or if such entity is a party to a spin-off, split-off, split-up or similar transaction; provided, however, that the transaction shall not be a Reorganization if the Company or any Subsidiary is the surviving entity.
“Restricted Stock” shall mean the shares underlying a Restricted Stock Award granted pursuant to Section 8 of the Plan.
“Restricted Stock Award” shall mean Awards granted pursuant to Section 8 of the Plan.
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“Restricted Stock Unit” or “RSU” shall mean Awards granted pursuant to Section 9 of the Plan.
“Restriction Period” shall mean the period during which applicable restrictions apply to a Restricted Stock Award or Restricted Stock Units.
“Section 424 Employee” shall mean an employee of the Company or any “subsidiary corporation” or “parent corporation” as defined in and in accordance with Code Section 424. Such term shall also include employees of a corporation issuing or assuming a stock option in a transaction to which Code Section 424(a) applies.
“Securities Act” shall mean the Securities Act of 1933, as amended.
“Share” shall mean a share of Common Stock, as adjusted in accordance with Section 16.1 of the Plan.
“Stock Appreciation Right” or “SAR” shall mean an Award granted pursuant to Section 10 of the Plan.
“Stock Bonus” shall mean an Award granted pursuant to Section 11 of the Plan.
“Stock Ownership Guidelines” shall mean the stock ownership guidelines adopted by the Board from time to time.
“Subsidiary” shall mean any Person (other than the Company) of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company.
“Termination of Employment” shall mean the termination of the employment and all other service of the Participant with the Company, a Subsidiary or an Affiliate, in each case with or without Cause, including, but not by way of limitation, a termination by resignation, discharge, death, Disability or retirement; but excluding, unless it is the express policy of the Company, a Subsidiary or an Affiliate, as the case may be, or the Compensation Committee otherwise provides, (a) sick leave, (b) military leave, or (c) any other leave of absence authorized by the Company, or the Compensation Committee; provided that unless reemployment upon the expiration of such leave is guaranteed by contract or law, such leave is for a period of not more than three (3) months. Notwithstanding any other provision of the Plan, the Company has an absolute and unrestricted right to terminate the Participant’s employment at any time for any reason whatsoever, with or without Cause, except to the extent expressly provided otherwise in writing.
“Vesting Date” shall mean the date established by the Committee on which an award, such as a share of a Restricted Stock Award, may vest.
4.   Common Stock Subject to the Plan.

4.1   Aggregate Limits.   Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares that may be issued pursuant to Awards granted under the Plan is equal to (a) 2,750,000 Shares plus (b) any Shares remaining available for future awards under the Prior Plan on the date the Plan is approved by the Company’s shareholders (of which there were 863,554 shares of Common Stock remaining available for future awards under the 2014 Plan as of March 31, 2024) plus (c) any Shares with respect to awards that were granted under the Prior Plan that are forfeited or canceled pursuant to Section 4.2 (collectively, the “Share Limit”). The Shares subject to the Plan may be either Shares reacquired by the Company, including Shares purchased in the open market, or authorized but unissued Shares.
4.2   Issuance of Shares.   For purposes of Section 4.1, the Share Limit at any time shall equal only the number of Shares actually issued upon exercise or settlement of an Award. If any Shares subject to an Award granted under the Plan or a Prior Plan Award are forfeited or such Award or Prior Plan Award is settled in cash or otherwise expires or terminates without the delivery of such Shares, the Shares subject to such Award or Prior Plan Award, as applicable, to the extent of any such forfeiture, cash settlement,
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expiration or termination, shall again be available for grant under the Plan. Notwithstanding the foregoing, Shares subject to an Award under the Plan or a Prior Plan Award may not again be made available for grant under the Plan if such Shares are (i) Shares tendered to or withheld by the Company to pay the exercise price of an Option or SAR, (ii) Shares tendered to or withheld by the Company to pay the withholding taxes related to an Award or (iii) Shares repurchased by the Company on the open market with the proceeds of an Award or Prior Plan Award paid to the Company by or on behalf of the Participant. With respect to SARs, if the payment upon exercise of a SAR is in the form of Shares, the Shares subject to the SAR shall be counted against the available Shares as one Share for every Share subject to the SAR, regardless of the number of Shares used to settle the SAR upon exercise.
4.3   Participant and Code Section 422 Limits.   Subject to the provisions of Section 16 of the Plan, the aggregate number of Shares that may be subject to Incentive Stock Options granted under the Plan is 2,000,000 Shares. Notwithstanding anything to the contrary in the Plan, the limitations set forth in this Section 4.3 shall be subject to adjustment under Section 16 of the Plan only to the extent that such adjustment will not affect the status of the qualification of Incentive Stock Options under the Plan.
4.4   Reservation of Shares; No Fractional Shares; Minimum Issue.   The Company shall at all times reserve a number of Shares sufficient to cover the Company’s obligations and contingent obligations to deliver shares with respect to awards then outstanding under this Plan (exclusive of any dividend equivalent obligations to the extent the Company has the right to settle such rights in cash). No fractional shares shall be delivered under this Plan. The Committee may pay cash in lieu of any fractional shares in settlements of awards under this Plan.
5.   Administration

5.1   Authority of Committee.   The Plan shall be administered, construed and interpreted by the Committee, which shall be appointed by and serve at the pleasure of the Board; provided, however, with respect to Awards to Independent Directors, all references in the Plan to the Committee shall be deemed to be references to the Board. Subject to the terms of the Plan and Applicable Laws, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority in its discretion to:
(i)   designate Participants, determine eligibility for participation in the Plan and decide all questions concerning eligibility for, and the amount of, Awards under the Plan;
(ii)   determine the type or types of Awards to be granted to a Participant;
(iii)   determine the number of Shares to be covered by, or with respect to which payments, rights or other matters are to be calculated in connection with Awards;
(iv)   determine the timing, terms, and conditions of any Award;
(v)   accelerate the time at which all or any part of an Award may be settled or exercised;
(vi)   determine whether, to what extent, and under what circumstances, Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or canceled, forfeited or suspended and the method or methods by which Awards may be settled, exercised, canceled, forfeited or suspended;
(vii)   determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee;
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(viii)   grant Awards as an alternative to, or as the form of payment for, grants or rights earned or payable under, other bonus or compensation plans, arrangements or policies of the Company or a Subsidiary or Affiliate;
(ix)   make all determinations under the Plan concerning the termination of any Participant’s employment or service with the Company or a Subsidiary or Affiliate, including whether such termination occurs by reason of Cause, Disability, death, or in connection with a Change in Control and whether a leave constitutes a termination of employment;
(x)   interpret and administer the Plan and any instrument or Award Agreement relating to, or Award made under, the Plan;
(xi)   except to the extent prohibited by Section 25.4, amend or modify the terms of any Award at or after grant with the consent of the holder of the Award;
(xii)   establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and
(xiii)   make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan, subject to the exclusive authority of the Board under this Section 5 to amend or terminate the Plan.
5.2   Delegation of Authority.
(i)   Delegation With Respect to Awards.   Subject to the terms of the Plan, the Committee’s charter and Applicable Laws, and other than with respect to Awards made to individuals covered by Section 16 of the Exchange Act, and Awards issued to any person delegated authority by the Committee pursuant to this Section 5.2(i), the Committee may delegate all or part of its authority and duties with respect to Awards under the Plan to such other person or persons (including, without limitation, the Chief Executive Officer of the Company) as the Committee shall determine in its sole discretion. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee.
(ii)   Delegation of Ministerial Functions.   The Committee may delegate ministerial, non-discretionary functions to individuals who are officers or employees of the Company or any of its Subsidiaries or to third parties.
5.3   Committee Discretion Binding.   Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, any Subsidiary or Affiliate, any Participant and any holder or beneficiary of any Award. A Participant or other holder of an Award may contest a decision or action by the Committee with respect to such Person or Award only on the grounds that such decision or action was arbitrary or capricious or was unlawful, and any review of such decision or action shall be limited to determining whether the Committee’s decision or action was arbitrary or capricious or was unlawful.
5.4   Reliance on Experts.   In making any determination or in taking or not taking any action under this Plan, the Board or a committee, as the case may be, may obtain and may rely upon the advice of experts, including employees and professional advisors to the Company. No director, officer or agent of the Company or any of its Subsidiaries shall be liable for any such action or determination taken or made or omitted in good faith.
5.5   No Liability.   No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan, any Award granted or any Award Agreement entered into hereunder, and the Company shall fully indemnify all members of the Committee with respect to any such action or determination.
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6.   Eligibility.

The Committee may grant Awards under this Plan only to those individuals that the Committee determines to be Eligible Individuals. An Eligible Individual who has been granted an Award, if otherwise eligible, may be granted additional awards if the Committee shall so determine.
7.   Options.

7.1   Types of Options.   Each Option granted under the Plan may be designated by the Committee, in its sole discretion, either as (i) an Incentive Stock Option or (ii) as a Non-qualified Stock Option. Options designated as Incentive Stock Options that fail to continue to meet the requirements of Section 422 of the Code shall be redesignated as Non-qualified Stock Options automatically on the date of such failure to continue to meet such requirements without further action by the Committee. In the absence of any designation, Options granted under the Plan will be deemed to be Incentive Stock Options to the extent that such Options meet the requirements of Section 422 of the Code.
7.2   Grant of Options.   Subject to the terms and conditions of the Plan, the Committee may, at any time and from time to time, prior to the date of termination of the Plan, grant to such Eligible Individuals as the Committee may determine, Options to purchase such number of shares of Common Stock on such terms and conditions as the Committee may determine. The date on which the Committee approves the grant of an Option (or such later date as is specified by the Committee) shall be considered the Grant Date. All Options granted pursuant to the Plan shall be evidenced by an Award Agreement in such form or forms as the Committee shall determine. Award Agreements may contain different provisions, provided, however, that all such Award Agreements shall comply with all terms of the Plan.
7.3   Limitation on Incentive Stock Options
(i)   Section 424 Employees.   Incentive Stock Options may only be granted to Section 424 Employees. Subject to the terms and conditions of this Plan and the Award Agreement (including all vesting provisions and option periods), any and all Incentive Stock Options which an employee fails to exercise within ninety (90) days after the date said employee ceases to be a Section 424 Employee shall automatically be classified as Non-qualified Stock Options to the extent that said Options have not otherwise been terminated.
(ii)   Ten Percent Shareholder.   Notwithstanding any other provision of this Plan to the contrary, no individual may receive an Incentive Stock Option under the Plan if such individual, at the time the award is granted, owns (after application of the rules contained in Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company, unless (a) the exercise price for each share of Common Stock subject to such Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of a share of Common Stock on the date of grant and (b) such Incentive Stock Option is not exercisable after the fifth (5th) anniversary of the date of grant.
(iii)   Limitation on Grants.   The aggregate Fair Market Value (determined with respect to each Incentive Stock Option at the time such Incentive Stock Option is granted) of the shares of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year (under this Plan or any other plan of the Company) shall not exceed $100,000. If an Incentive Stock Option is granted pursuant to which the aggregate Fair Market Value of shares with respect to which it first becomes exercisable in any calendar year by an individual exceeds such $100,000 limitation, the portion of such Option which is in excess of the $100,000 limitation, and any Options issued subsequently in the same calendar year, shall be treated as a Non-qualified Stock Option pursuant to Section 422(d)(1) of the Code. In the event that an individual is eligible to
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participate in any other stock option plan of the Company which is also intended to comply with the provisions of Section 422 of the Code, such $100,000 limitation shall apply to the aggregate number of shares for which Incentive Stock Options may be granted under this Plan and all such other plans.
(iv)   Other Terms.   Award Agreements evidencing Incentive Stock Options shall contain such other terms and conditions as may be necessary to qualify, to the extent determined desirable by the Committee, with the applicable provisions of Section 422 of the Code.
7.4   Exercise Price.   The per share exercise price for the Shares to be issued pursuant to exercise of an Option shall be determined by the Committee, subject to the following:
(i)   The per Share exercise price of an Option shall be no less than 100% of the Fair Market Value per Share on the Grant Date.
(ii)   Notwithstanding the foregoing, at the Committee’s discretion, Options may be granted in substitution and/or conversion of options or stock appreciation rights of an acquired entity, with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of such substitution and/or conversion if such exercise price is based on a formula set forth in the terms of such options/stock appreciation rights or in the terms of the agreement providing for such acquisition.
7.5   Option Period.   Subject to the provisions of Sections 7.3 and 14.2, each Option granted pursuant to Section 7 under the Plan shall terminate and all rights to purchase shares thereunder shall cease on the tenth (10th) anniversary of the date such Option is granted, or on such date prior thereto as may be fixed by the Committee and stated in the Award Agreement relating to such Option. Notwithstanding the foregoing, the Committee may in its discretion, at any time prior to the expiration or termination of any Option, extend the term of any such Option for such additional period as the Committee in its discretion may determine; provided, however, that in no event shall the aggregate option period with respect to any Option, including the initial term of such Option and any extensions thereof, exceed ten (10) years. Notwithstanding the foregoing, other than as would otherwise result in the violation of Section 409A of the Code, an Award Agreement may provide that the term of the Options, other than Options that are intended to qualify as Incentive Stock Options, shall be extended automatically if the Options would expire at a time when trading in Shares is prohibited by law or the Company’s Insider Trading Policy to the 30th day after the expiration of the prohibition; provided that no extension will be made if the per Share exercise price of such Option at the date the term would otherwise expire is above the Fair Market Value of such Share.
7.6   Vesting.   Each Award Agreement will specify the vesting schedule applicable to the Option granted thereunder. Notwithstanding the foregoing, the Committee may in its discretion provide that any vesting requirement or other such limitation on the exercise of an Option may be rescinded, modified or waived by the Committee, in its sole discretion, at any time and from time to time after the date of grant of such Option, so as to accelerate the time at which the Option may be exercised.
7.7   Exercise of Option
(i)   Procedure for Exercise.
1.   Any Option granted hereunder shall be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Committee and set forth in the respective Award Agreement. Unless the Committee provides otherwise: (1) no Option may be exercised during any leave of absence other than an approved personal or medical leave with an employment guarantee upon return; and (2) an Option shall continue to vest during any authorized leave of absence and such Option may be exercised to the extent vested and exercisable upon the Participant’s return to active employment status.
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2.   An Option shall be deemed exercised when the Company, or its agent appointed pursuant to 5.2(ii), receives (1) written, electronic or verbal, to the extent expressly permitted by the third party or Company, notice of exercise (in accordance with the Award Agreement) from the person entitled to exercise the Option; (2) full payment for the Shares with respect to which the related Option is exercised; and (3) with respect to a Non-qualified Stock Option, payment of all applicable withholding taxes.
3.   Shares issued upon exercise of an Option shall be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse.
4.   The Company shall issue (or cause to be issued) such Shares as soon as administratively practicable after the Option is exercised.
(ii)
Rights as Shareholders.   Unless provided otherwise by the Committee or pursuant to this Plan, until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a shareholder shall exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option.

(iii)
Failure to Exercise.   An Award Agreement may specify that, if on the last day of the Option period, the Fair Market Value of the stock exceeds the exercise price, the Participant has not exercised the Option, and the Option has not lapsed, such Option shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.

7.8   Form of Consideration.   Unless provided otherwise in the Award Agreement, the following shall be deemed to be acceptable forms of consideration for exercising an Option:
(i)
cash;

(ii)
check or wire transfer (denominated in U.S. Dollars);

(iii)
subject to any conditions or limitations established by the Committee in the applicable Award Agreement, other Shares which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(iv)
subject to any conditions or limitations established by the Committee in the applicable Award Agreement, withholding of Shares deliverable upon exercise, which have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which said Option shall be exercised;

(v)
consideration received by the Company under a broker-assisted sale and remittance program, or “cashless” exercise/sale procedure;

(vi)
such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or

(vii)
any combination of the foregoing methods of payment.

8.   Restricted Stock Award.

8.1   Grant of a Restricted Stock Award.   Subject to the provisions of the Plan, the Committee may grant a Restricted Stock Award. Each grant of a Restricted Stock Award shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.
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8.2   Issue Date and Vesting Date.   At the time of the grant of a Restricted Stock Award, the Committee shall establish an Issue Date(s) and a Vesting Date(s) with respect to such Restricted Stock Award. The Committee may divide a Restricted Stock Award into classes and assign a different Issue Date and/or Vesting Date for each class. Upon an Issue Date with respect to a share of a Restricted Stock Award, a share of a Restricted Stock shall be issued in accordance with the provisions of Section 8.4. Provided that all conditions to the vesting of a share of a Restricted Stock Award imposed pursuant to Section 8.3 are satisfied, upon the occurrence of the Vesting Date with respect to a share of Restricted Stock, such share of Restricted Stock shall vest.
8.3   Vesting.   At the time of the grant of a Restricted Stock Award, the Committee may impose such restrictions or conditions, not inconsistent with the provisions hereof, to the vesting of such Restricted Stock as it, in its absolute discretion, deems appropriate. By way of example and not by way of limitation, the Committee may require, as a condition to the vesting of any class or classes of shares underlying a Restricted Stock Award, that the Participant or the Company achieve certain performance criteria, the Common Stock attain certain stock price or prices, or such other criteria to be specified by the Committee at the time of the grant of such Shares in the applicable Award Agreement.
8.4   Issuance of Certificates.
(i)   Reasonably promptly after the Issue Date with respect to a Restricted Stock Award, the Company shall cause to be issued and delivered, either physically or electronically shares of Common Stock, registered in the name of the Participant to whom such shares were granted; provided, that the Company shall not cause a physical stock certificate to be issued unless it has received a stock power duly endorsed in blank with respect to such shares. Each stock certificate representing unvested shares of Restricted Stock shall bear the following legend:
“THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE GREEN BRICK PARTNERS, INC. 2024 OMNIBUS INCENTIVE PLAN AND AN AWARD AGREEMENT ENTERED INTO BETWEEN THE REGISTERED OWNER OF SUCH SHARES AND GREEN BRICK PARTNERS, INC. A COPY OF THE PLAN AND AGREEMENT IS ON FILE IN THE OFFICE OF THE SECRETARY OF GREEN BRICK PARTNERS, INC. SUCH LEGEND SHALL NOT BE REMOVED FROM THE CERTIFICATE EVIDENCING SUCH SHARES UNTIL SUCH SHARES VEST PURSUANT TO THE TERMS HEREOF.”
(ii)   To the extent that the shares of Restricted Stock are delivered electronically, the Company may make such provisions as it deems necessary to ensure that each share of Restricted Stock is subject to the same terms and conditions as shares that are represented by a physical stock certificate. Each certificate issued pursuant to Section 8.4(i) hereof, together with the stock powers relating to the shares of Restricted Stock evidenced by such certificate, shall be deposited by the Company with a custodian designated by the Company. The Company shall cause such custodian to issue to the Participant a receipt evidencing the certificates held by it which are registered in the name of the Participant.
8.5   Dividends and Splits.   As a condition to the grant of an award of a Restricted Stock Award, the Committee may require or permit a Participant to elect that any cash dividends paid on a share of a Restricted Stock Award be automatically reinvested in additional shares of Restricted Stock or applied to the purchase of additional awards under this Plan. Stock distributed in connection with a stock split or stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock Award with respect to which such stock or other property has been distributed.
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8.6   Consequences Upon Vesting.   Upon the vesting of a share of a Restricted Stock Award pursuant to the terms hereof, the vesting restrictions shall cease to apply to such share. Reasonably promptly after a share of a Restricted Stock Award vests pursuant to the terms hereof, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, either (i) a certificate evidencing such shares of Common Stock or (ii) an electronic issuance evidencing such shares of Common Stock, together with any other property of the Participant held by the custodian pursuant to Section 8.4 hereof; provided, however, that to the extent that the Participant is then subject to Stock Ownership Guidelines and that such shares are subject to transfer restrictions pursuant to such Stock Ownership Guidelines then such shares (i) shall be issued with a legend indicating that “THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY IS SUBJECT TO TRANSFERABILITY RESTRICTIONS CONTAINED IN THE GREEN BRICK PARTNERS, INC. STOCK OWNERSHIP GUIDELINES” or (ii) if delivered electronically, the Company may make such provisions as it deems necessary to ensure that each share of Common Stock is subject to the same terms and conditions as shares that are represented by a physical stock certificate.
9.   Restricted Stock Units.

9.1   Grant of Restricted Stock Units.   Subject to the terms of the Plan, the Committee may grant awards of Restricted Stock Units or RSUs. An award of RSUs may be subject to the attainment of specified performance goals or targets, forfeitability provisions and such other terms and conditions as the Committee may determine, subject to the provisions of this Plan. At the time an award of RSUs is made, the Committee shall establish a period of time during which the RSUs shall vest. Each grant of a RSU shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.
9.2   Dividend Equivalent Accounts.   If (and only if) required by the applicable Award Agreement, prior to the expiration of the applicable vesting period of an RSU, the Company shall pay dividend equivalent rights with respect to RSUs, in which case, the Company shall establish an account for the Participant and reflect in that account any securities, cash or other property comprising any dividend or property distribution with respect to the Common Stock underlying each RSU. Each amount or other property credited to any such account shall be subject to the same vesting conditions as the RSU to which it relates. The Participant shall be paid the amounts or other property credited to such account upon vesting of the RSU.
9.3   Rights as a Shareholder.   Subject to the restrictions imposed under the terms and conditions of this Plan and the applicable Award Agreement, each Participant receiving RSUs shall have no rights as a shareholder with respect to such RSUs until such time as Common Stock is issued to the Participant. Except as otherwise provided in the applicable Award Agreement, Common Stock issuable under an RSU shall be treated as issued on the first date that the holder of the RSU is no longer subject to a substantial risk of forfeiture as determined for purposes of Section 409A of the Code, and the holder shall be the owner of such Common Stock on such date.
9.4   Consequences Upon Vesting.   Reasonably promptly after the vesting of an RSU, the Company shall cause to be issued and delivered to the Participant to whom such shares were granted, either (i) a certificate evidencing such shares of Common Stock or (ii) an electronic issuance evidencing such shares of Common Stock, together with any other property of the Participant held by the custodian pursuant to Section 9.2 hereof; provided, however, that to the extent that the Participant is then subject to Stock Ownership Guidelines and that such shares are subject to transfer restrictions pursuant to such Stock Ownership Guidelines then such shares (a) shall be issued with a legend indicating that “THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY IS SUBJECT TO TRANSFERABILITY RESTRICTIONS CONTAINED IN THE GREEN BRICK PARTNERS, INC. STOCK OWNERSHIP GUIDELINES” or (b) if delivered electronically, the Company may make such
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provisions as it deems necessary to ensure that each share of Common Stock is subject to the same terms and conditions as shares that are represented by a physical stock certificate.
10.   Stock Appreciation Rights.

10.1   Grant of Stock Appreciation Rights.   Subject to the terms of the Plan, any Option granted under the Plan may include a SAR, either at the time of grant or by amendment except that in the case of an Incentive Stock Option, such SAR shall be granted only at the time of grant of the related Option. The Committee may also award to Participants SARs independent of any Option, and the per Share exercise price of any such SAR shall be no less than 100% of the Fair Market Value per Share on the Grant Date. A SAR shall be subject to such terms and conditions not inconsistent with the Plan as the Committee shall impose. Each grant of a SAR shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve.
10.2   Vesting.   A SAR granted in connection with an Option shall become exercisable, be transferable and shall lapse according to the same vesting schedule, transferability and lapse rules that are established by the Committee for the Option. A SAR granted independent of an Option shall become exercisable, be transferable and shall lapse in accordance with a vesting schedule, transferability and lapse rules established by the Committee.
10.3   Failure to Exercise.   An Award Agreement may specify that, if on the last day of the Option period (or in the case of a SAR independent of an Option, the SAR period established by the Committee), the Fair Market Value of the stock exceeds the exercise price, the Participant has not exercised the Option or SAR, and neither the Option nor the SAR has lapsed, such SAR shall be deemed to have been exercised by the Participant on such last day and the Company shall make the appropriate payment therefor.
10.4   Payment.   The amount of additional compensation which may be received pursuant to the award of one SAR is the excess, if any, of the Fair Market Value of one share of Common Stock on the Appreciation Date over the exercise price, in the case of a SAR granted in connection with an Option, or the Fair Market Value of one (1) share of Common Stock on the date the SAR is granted, in the case of a SAR granted independent of an Option. The Company shall pay such excess in cash, in shares of Common Stock valued at Fair Market Value, or any combination thereof, as determined by the Committee. Fractional shares shall be settled in cash.
10.5   Designation of Appreciation Date.   A Participant may designate an Appreciation Date at such time or times as may be determined by the Committee at the time of grant by filing an irrevocable written notice with the Committee or its designee, specifying the number of SARs to which the Appreciation Date relates, and the date on which such SARs were awarded. Such time or times determined by the Committee may take into account any applicable “window periods” required by Rule 16b-3 under the Exchange Act.
10.6   Expiration.   Except as otherwise provided in the case of SARs granted in connection with Options or SARs granted independent of an Option, the SARs shall expire on a date designated by the Committee which, in either event, shall not be later than ten (10) years after the date on which the SAR was awarded. Notwithstanding the foregoing, other than as would otherwise result in the violation of Section 409A of the Code, an Award Agreement may specify that the term of Awards of SARs shall be extended automatically if the SARs would expire at a time when trading in Shares is prohibited by law or the Company’s Insider Trading Policy to the 30th day after the expiration of the prohibition; provided that no extension will be made if the per Share exercise price of such SAR at the date the term would otherwise expire is above the Fair Market Value of such Share.
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11.   Stock Bonuses.

Subject to the provisions of the Plan, the Committee may grant Stock Bonuses in such amounts as it shall determine from time to time. A Stock Bonus shall be paid at such time and subject to such conditions as the Committee shall determine at the time of the grant of such Stock Bonus. Shares of Common Stock granted as a Stock Bonus shall be issued in certificated form or electronically and delivered to such Participant as soon as practicable after the date on which such Stock Bonus is required to be paid.
12.   Performance Awards.

12.1   Grant of Performance Awards.   Subject to the terms of the Plan, the Committee may grant Performance Awards to any officer or employee of the Company or its Subsidiaries. The provisions of Performance Awards need not be the same with respect to all Participants. A Performance Award may consist of a right that is (i) denominated in cash or Shares (including but not limited to Restricted Stock or Restricted Stock Units), (ii) valued, as determined by the Committee, in accordance with the achievement of one or more performance criteria as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine. Each grant of a Performance Award shall be evidenced by an Award Agreement in such form as the Committee shall from time to time approve. To the extent a Performance Award consists of a Restricted Stock Unit, a Restricted Stock Award or other Award payable in Shares that is conditioned on the achievement of performance goals during a Performance Period, then the applicable provisions of this Plan shall also apply to such Award.
12.2   Terms and Conditions.   Each Performance Award shall contain provisions regarding (a) the target and maximum amount payable to the Participant, (b) the performance criteria and level of achievement versus these criteria which shall determine the amount of such payment, (c) the period as to which performance shall be measured for establishing the amount of any payment, (d) the timing of any payment earned by virtue of performance, (e) restrictions on the alienation or transfer of the Performance Award prior to actual payment, (f) forfeiture provisions, and (g) such further terms and conditions, in each case not inconsistent with the Plan, as may be determined from time to time by the Committee. In the event the Committee provides for dividends or dividend equivalents to be payable with respect to any Performance Awards denominated in Shares, actual payment of such dividends or dividend equivalents shall be conditioned upon the performance goals underlying the Performance Award being met.
12.3   Performance Criteria. The Committee shall establish the performance criteria and level of achievement versus these criteria which shall determine the amount payable under a Performance Award, which criteria may be based on Company financial or operational performance and/or personal performance evaluations. Performance criteria may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee.
12.4   Timing and Form of Payment.   The Committee shall determine the timing of payment of any Performance Award. The Committee may provide for or, subject to such terms and conditions as the Committee may specify, may permit a Participant to elect (in a manner consistent with Section 409A of the Code) for the payment of any Performance Award to be deferred to a specified date or event.
12.5   Extraordinary Events.   At, or at any time after, the time an Award is granted, the Committee, in its sole discretion, may provide for the manner in which performance will be measured against the performance criteria (or may adjust the performance criteria ) to reflect the impact of specific corporate transactions, accounting or tax law changes, asset write-downs, significant litigation or claim adjustment, foreign exchange
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gains and losses, disposal of a segment of a business, discontinued operations, refinancing or repurchase of bank loans or debt securities, unbudgeted capital expenditures and other unusual or infrequently occurring events.
13.   Other Stock-Based Awards.

Awards of shares of Common Stock, stock appreciation rights, phantom stock and other awards that are valued in whole or in part by reference to, or otherwise based on, Common Stock, may also be made, from time to time, to Eligible Individuals as may be selected by the Committee. Such awards may be made alone or in addition to or in connection with any Option, Restricted Stock Unit or any other award granted hereunder. The Committee may determine the terms and conditions of any such award. Each award shall be evidenced by an Award Agreement that shall specify the number of shares of Common Stock subject to the award, any consideration therefor, any vesting or performance requirements and such other terms and conditions as the Committee shall determine.
14.   Effect of Termination of Service on Awards.

14.1   Termination of Employment.   The Committee shall establish the effect of a Termination of Employment on the rights and benefits under each award under this Plan and in so doing may make distinctions based upon, inter alia, the cause of termination and type of award. If the Participant is not an employee of the Company or one of its Subsidiaries and provides other services to the Company or one of its Subsidiaries, the Committee shall be the sole judge for purposes of this Plan (unless a contract or the Award Agreement otherwise provides) of whether the Participant continues to render services to the Company or one of its Subsidiaries and the date, if any, upon which such services shall be deemed to have terminated.
14.2   Termination of Employment Without Cause.   Unless otherwise provided in an Award Agreement, upon the Termination of Employment of a Participant with the Company, a Subsidiary or Affiliate, other than by reason of Cause, death or Disability, any Option or SAR granted to such Participant which has vested as of the date upon which the termination occurs shall be exercisable for a period not to exceed ninety (90) days after such termination. Upon such termination, (i) the Participant’s unvested Options or SARs shall expire and the Participant shall have no further right to exercises such Options or SARs and (ii) any Restricted Stock or RSU that is subject to restrictions at the time of termination shall be forfeited and reacquired by the Company. Notwithstanding the provisions of this Section 14.2, the Committee may provide, by rule or regulation, in any Award Agreement, or in any individual case, in its sole discretion, that following the Termination of Employment of a Participant with the Company, a Subsidiary or Affiliate, other than a termination resulting from Cause, a Participant may (a) exercise an Option, in whole or in part, at any time subsequent to such termination of employment or service and prior to termination of the Option pursuant to Section 7.6 above, either subject to or without regard to any vesting or other limitation on exercise imposed pursuant to the applicable Award Agreement and (b) any restrictions or forfeiture conditions relating to the vesting of a Restricted Stock Award or Restricted Stock Unit shall be waived in whole or in part in the event of such termination.
14.3   Termination of Employment for Cause.   Upon Termination of Employment of a Participant with the Company, a Subsidiary or Affiliate, as the case may be, for Cause, (i) any Option or SAR granted to the Participant shall expire immediately and the Participant shall have no further right to exercise such Option or SAR, as the case may be and (ii) any Restricted Stock or RSU that is subject to restrictions at the time of termination shall be forfeited and reacquired by the Company. The Committee shall determine whether Cause exists for purposes of this Plan.
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14.4   Termination of Employment by Disability or Death.   Unless otherwise provided in an Award Agreement, if a Participant’s employment or service with the Company, the Subsidiary or Affiliate, as the case may be, terminates by reason of Disability or death, all outstanding Options and SARs held by the Participant at the time of death or Disability (the “Date of Termination by Death or Disability”) shall immediately vest and, (i) in the case of termination by Disability, the Participant, or (ii) in the case of termination by death, the Participant’s estate, the devisee named in the Participant’s valid last will and testament or the Participant’s heir at law who inherits the Option (whichever is applicable), has the right, at any time prior to the one (1) year anniversary of the Date of Termination by Death or Disability to exercise, in whole or in part, any portion of the Options or SARs held by the Participant on the Date of Termination by Death or Disability. Unless otherwise provided in an Award Agreement, if a Participant’s employment or service with the Company, the Subsidiary or Affiliate, as the case may be, terminates by reason of Disability or death, any time-based restrictions applicable to any outstanding RSU or Restricted Stock shall be deemed waived.
14.5   Events Not Deemed Terminations of Service.   Unless the express policy of the Company or one of its Subsidiaries or Affiliates, as the case may be, or the Committee, otherwise provides, the employment relationship shall not be considered terminated in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence authorized by the Company or one of its Subsidiaries, or the Committee; provided that such leave is for a period not exceeding the period permitted by applicable law. In the case of any employee of the Company or one of its Subsidiaries on an approved leave of absence, continued vesting of the award while on leave from the employ of the Company or one of its Subsidiaries may be suspended until the employee returns to service, unless the Committee otherwise provides or Applicable Laws otherwise require. In no event shall an award be exercised after the expiration of the term set forth in the Award Agreement.
14.6   Effect of Change of Entity Status.   Unless otherwise provided in an Award Agreement or by the Committee, in its sole and absolute discretion, on a case-by case basis, for purposes of this Plan and any Award, if an entity ceases to be a Subsidiary or Affiliate of the Company, a termination of employment or service shall be deemed to have occurred with respect to each Eligible Individual in respect of such Subsidiary or Affiliate who does not continue as an Eligible Individual in respect of another entity within the Company or another Subsidiary or Affiliate that continues as such after giving effect to the transaction or other event giving rise to the change in status.
15.   Awards to Non-Employee Directors.

15.1   Annual Grants to Non-Employee Directors.   The Committee may make an annual grant of Non-qualified Stock Options, Restricted Stock and/or RSUs to all Non-Employee Directors, in an amount to be determined by the Committee in its sole discretion and subject to the applicable limitations of the Plan.
15.2   Additional Awards to Non-Employee Directors.   In addition to any other grants made to Non-Employee Directors under this Section 15.1, the Committee may from time to time grant Options, Restricted Stock, Restricted Stock Units, Stock Bonuses and Other Stock-Based Awards to any Non-Employee Director, in its sole discretion, and subject to the applicable limitations of the Plan.
15.3   Exercise Price.   The price per share of the shares subject to each Option or SAR granted to a Non-Employee Director shall equal 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted.
15.4   Vesting.   Except as set forth in the Award Agreement, subject to the provisions of this Section 15, (i) any Options, SARs, Restricted Stock or RSUs granted to a Non-Employee Director pursuant to Section 15.1 or Section 15.2 shall vest and become exercisable in accordance with the terms set forth in the applicable Award Agreement, as determined by the Committee in its sole discretion; provided, however,
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any Option or SAR granted to a Non-Employee Director may in the sole discretion of the Committee vest and become immediately exercisable and any Restricted Stock or RSU which were granted pursuant to time-based restrictions may have such restrictions waived upon the retirement of the Non-Employee Director in accordance with the Company’s retirement policy applicable to directors.
15.5   Vesting of Restricted Stock or Restricted Stock Units.   Reasonably promptly after the vesting of a Restricted Stock Award or a RSU, the Company shall cause to be issued and delivered, either physically or electronically, to the Independent Director to whom such shares were granted, either (i) a certificate evidencing such shares of Common Stock or (ii) an electronic issuance evidencing such shares of Common Stock; provided, however, that to the extent that the Non-Employee Director is then subject to Stock Ownership Guidelines and that such shares are subject to transfer restrictions pursuant to such Stock Ownership Guidelines then such shares (a) shall be issued with a legend indicating that “THE TRANSFERABILITY OF THIS CERTIFICATE AND THE SHARES OF STOCK REPRESENTED HEREBY IS SUBJECT TO THE RESTRICTIONS, TERMS AND CONDITIONS (INCLUDING FORFEITURE AND RESTRICTIONS AGAINST TRANSFER) CONTAINED IN THE GREEN BRICK PARTNERS, INC. STOCK OWNERSHIP GUIDELINES” or (b)if delivered electronically, the Company may make such provisions as it deems necessary to ensure that each share of Common Stock is subject to the same terms and conditions as shares that are represented by a physical stock certificate.
15.6   Term.   Unless a shorter term is otherwise provided in the applicable Award Agreement, the term of any Non-qualified Stock Option, SAR, or RSU granted to an Independent Director shall be ten (10) years from the date the Option, SAR, or RSU is granted.
15.7   Effect of Termination of Service.   Unless otherwise provided in an Award Agreement, upon a termination of the Non-Employee Director’s services with the Company for any reason, any unvested Option or SAR shall immediately expire and any Restricted Stock or RSU that is subject to restrictions at the time of termination shall be forfeited and reacquired by the Company. Unless otherwise provided in an Award Agreement, vested portions of any Options granted to an Non-Employee Director are exercisable until the first to occur of the following events:
(i)   the expiration of twelve (12) months from the date of the Non-Employee Director’s death or a termination of the Independent Director’s services with the Company by reason of a Disability;
(ii)   the expiration of three (3) months from the date the Non-Employee Director’s services with the Company are terminated for any reason other than death or Disability; or
(iii)   the expiration of ten (10) years from the date the Option was granted.
16.   Recapitalization, Change in Control And Other Corporate Events.

16.1   Recapitalization.   If the outstanding shares of Common Stock are increased or decreased or changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, or reclassification, stock split, reverse split, combination of shares, exchange of shares, stock dividend, other distribution payable in capital stock of the Company or extraordinary cash dividend, or other increase or decrease in such shares effected without receipt of consideration by the Company occurring after the Effective Date, a corresponding appropriate and proportionate adjustment shall be made by the Committee (i) in the aggregate number and kind of shares of Common Stock available under the Plan, (ii) in the number and kind of shares of Common Stock issuable upon exercise or vesting of an outstanding Award or upon termination of the Restriction Period applicable to a Restricted Stock Unit granted under the Plan, (iii) in the exercise price per share of outstanding Options or SARs granted under the Plan and (iv) to the terms and conditions of any outstanding Awards (including, without limitation, any applicable performance targets or criteria with respect thereto).
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16.2   Reorganization.   Unless otherwise provided in an Award Agreement, in the event of a Reorganization of the Company, the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that some or all outstanding Awards shall become immediately exercisable, vested or entitled to payment. In the event of a Reorganization of the Company the Committee may, in its sole and absolute discretion, provide on a case-by-case basis that Options or SARs shall terminate upon the Reorganization, provided however, that any holder of Options or SARs shall have the right, immediately prior to the occurrence of such Reorganization and during such reasonable period as the Committee in its sole discretion shall determine and designate, to exercise any vested Option or SAR in whole or in part. In the event that the Committee does not terminate an Option or SAR upon a Reorganization of the Company then each outstanding Option or SAR shall upon exercise thereafter entitle the holder thereof to such number of shares of Common Stock or other securities or property to which a holder of shares of Common Stock would have been entitled to upon such Reorganization.
16.3   Change in Control.   Unless otherwise provided in an Award Agreement:
(i)   Acceleration of Vesting of Awards.   With respect to any Award, in connection with a Change in Control, the Committee may, in its discretion, either by the terms of the Award Agreement applicable to any Award or by resolution adopted prior to the occurrence of the Change in Control, (a) provide for the assumption or substitution of, or adjustment to, each outstanding Award, (b) accelerate the vesting of Awards and terminate any restrictions on Awards, and/or (c) provide for the cancellation of Awards for a cash payment per share/unit in an amount based on Fair Market Value of the Award with reference to the Change in Control, which amount may be zero (0) if applicable.
(ii)   Performance Awards.   In the event of a Change in Control, all incomplete Performance Periods in effect on the date the Change in Control occurs shall end on the date immediately prior to the date of such Change in Control, and the Committee shall determine the extent to which the applicable performance criteria with respect to each such Performance Period have been met based upon such audited or unaudited financial information or market returns then available as it deems relevant and the extent to which the Performance Award may be subject to ongoing service-based vesting requirements.
16.4   Successors.   The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to substantially all of the assets and business of the Company. The Company agrees that it will make appropriate provisions for the preservation of Participant’s rights under the Plan in any agreement or plan which it may enter into or adopt to effect any such merger, consolidation, reorganization or transfer of assets.
16.5   Adjustments.   Adjustments under this Section 16 related to stock or securities of the Company shall be made by the Committee whose determination in that respect shall be final, binding, and conclusive. No fractional shares of Common Stock or units of other securities shall be issued pursuant to any such adjustment, and any fractions resulting from any such adjustment shall be eliminated in each case by rounding downward to the nearest whole share or unit.
16.6   No Limitations.   The grant of an Award pursuant to the Plan shall not affect or limit in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge, consolidate, dissolve or liquidate, or to sell or transfer all or any part of its business or assets.
17.   Assignment or Transfer.

Except as otherwise provided under the Plan, no Award under the Plan or any rights or interests therein shall be transferable other than by will or the laws of descent and distribution. The Committee may, in its discretion, provide that an Award (other than an Incentive Stock Option) is transferable without the payment
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of any consideration to a Participant’s family member, whether directly or by means of a trust or otherwise, subject to such terms and conditions as the Committee may impose. For this purpose, “family member” has the meaning given to such term in the General Instructions to the Form S-8 registration statement under the Securities Act. All Awards under the Plan shall be exercisable, during the Participant’s lifetime, only by the Participant or a person who is a permitted transferee pursuant to this Section 17.
18.   Ownership and Transfer Restrictions.

The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of Shares received pursuant to any Award at it deems appropriate, including any restrictions as may be imposed pursuant to the Company’s Stock Ownership Guidelines or Insider Trading Policy. Any such restriction shall be set forth in the respective Award Agreement and may be referred to on the certificates evidencing such shares. The holder shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (i) two (2) years from the date of granting (including the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such holder or (ii) one (1) year after the transfer of such shares to such holder.
19.   Limitations on Re-Pricing and Exchange of Options and SARs.

The approval by a majority of the votes present and entitled to vote at a duly held meeting of the shareholders of the Company at which a quorum representing a majority of all outstanding voting stock is, either in person or by proxy, present and voting on the matter, or by written consent in accordance with applicable state law and the Articles of Incorporation and Bylaws of the Company shall be required prior to the Committee effecting any of the following, except for adjustments pursuant to Section 16 hereof: (i) re-pricing of any Option or SAR granted under the Plan by canceling and regranting Options or SARs or by lowering the exercise price, (ii) conducting a cash buyout of any underwater Options or SARs, (iii) replacing an underwater Option or SAR with another Award, or (iv) taking any other action that would be treated as a repricing under generally accepted accounting principles. For purposes of this Section 19, Options and SARs will be deemed to be “underwater” at any time when the Fair Market Value of the Common Stock is less than the exercise price of the Option or SAR.
20.   Disclaimer of Rights.

No provision in the Plan, any Award granted or any Award Agreement entered into pursuant to the Plan shall be construed to confer upon any individual the right to remain in the employ of the Company or to interfere in any way with the right and authority of the Company either to increase or decrease the compensation of any individual, including any Participant, at any time, or to terminate any employment or other relationship between any individual and the Company. A holder of an Award shall not be deemed for any purpose to be a shareholder of the Company with respect to such Award except to the extent that such Award shall have been exercised with respect thereto and, in addition, a stock certificate shall have been issued theretofore and delivered to the holder, or except as expressly provided by the Committee in writing. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 16 hereof.
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21.   Nonexclusivity of the Plan.

The adoption of the Plan shall not be construed as creating any limitations upon the right and authority of the Committee to adopt such other incentive compensation arrangements (which arrangements may be applicable either generally to a class or classes of individuals or specifically to a particular individual or individuals) as the Committee in its discretion determines desirable, including, without limitation, the granting of stock options or stock appreciation rights other than under the Plan.
22.   Securities Matters.

22.1   Compliance with Laws.   Notwithstanding anything herein to the contrary, the Company shall not be obligated to cause to be issued or delivered any shares of Common Stock pursuant to the Plan unless and until the Company is advised by its counsel that the issuance and delivery of such shares is in compliance with all Applicable Laws, regulations of governmental authority and the requirements of any securities exchange on which Common Stock are traded. The Committee may require, as a condition of the issuance and delivery of certificates evidencing Common Stock pursuant to the terms hereof, that the recipient of such shares make such covenants, agreements and representations, and that such certificates bear such legends, as the Committee, in its sole discretion, deems necessary or desirable. To the extent that there is not an effective registration statement available for the issuance of shares of Common Stock upon the vesting of a RSU or the exercise of an Option, the Company may, in its sole discretion, either (i) deliver shares that are subject to additional transferability restrictions pursuant to the Securities Act and may make such provisions as it deems necessary to ensure compliance by the Participant with such restrictions or (ii) defer the effectiveness of any exercise of an Option granted hereunder in order to allow the issuance of Common Stock pursuant thereto to be made pursuant to registration or an exemption from the registration or other methods for compliance available under federal or state securities laws. During the period that the effectiveness of the exercise of an Option has been deferred, the Participant may, by written notice, withdraw such exercise and obtain the refund of any amount paid with respect thereto.
22.2   Section 16 Compliance.   With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with all applicable conditions of Rule 16b-3 of the Exchange Act or its successors under the Exchange Act. To the extent any provision of the Plan, the grant of an Award, or action by the Committee fails to so comply, it shall be deemed null and void, to the extent permitted by Applicable Laws and deemed advisable by the Committee.
23.   Withholding Obligation.

The Committee may make such provisions and take such steps as it may deem necessary or appropriate for the withholding of any taxes that the Company is required by any Applicable Law or regulation of any governmental authority, whether federal, state or local, domestic or foreign, to withhold in connection with the exercise of any Option or SAR, the vesting of any Restricted Stock or RSU or the grant of Common Stock pursuant to an Award. The Award Agreement may provide, subject to any limitations set forth therein, that the following forms of consideration may be used by the Participant for payment of any withholding due: cash or check, other Shares which have a Fair Market Value on the date of surrender equal to the amount of withholding due; withholding of Shares deliverable upon exercise or vesting, which have a Fair Market Value on the date of surrender equal to the amount of withholding due; consideration received by the Company under a broker-assisted sale and remittance program, or “cashless” exercise/sale procedure, acceptable to the Committee; such other consideration and method of payment for the withholding due to the extent permitted by Applicable Laws; or any combination of the foregoing methods of payment. The amount of withholding tax paid with respect to an Award by the withholding of Shares otherwise deliverable pursuant to the Award or by delivering Shares already owned shall not exceed the
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maximum statutory withholding required with respect to that Award (or such other limit as the Committee shall impose, including without limitation, any limit imposed to avoid or limit any financial accounting expense relating to the Award).
24.   Plan Construction.

24.1   Rule 16b-3.   Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by Applicable Laws, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. Notwithstanding the foregoing, the Company shall have no liability to any Participant for Section 16 consequences of awards or events under awards if an award or event does not so qualify.
24.2   Code Section 409A Compliance.   The Board intends that, except as may be otherwise determined by the Committee, any awards under the Plan are either exempt from or satisfy the requirements of Section 409A of the Code and related regulations and Treasury pronouncements (“Section 409A”) to avoid the imposition of any taxes, including additional income or penalty taxes, thereunder. If the Committee determines that an award, Award Agreement, acceleration, adjustment to the terms of an award, payment, distribution, deferral election, transaction or any other action or arrangement contemplated by the provisions of the Plan would, if undertaken, cause a Participant’s award to violate Section 409A, unless the Committee expressly determines otherwise, such award, Award Agreement, payment, acceleration, adjustment, distribution, deferral election, transaction or other action or arrangement shall not be undertaken and the related provisions of the Plan and/or Award Agreement will be deemed modified or, if necessary, rescinded in order to comply with the requirements of Section 409A to the extent determined by the Committee without the consent of or notice to the Participant.
24.3   No Guarantee of Favorable Tax Treatment.   Although the Company intends that awards under the Plan will be exempt from, or will comply with, the requirements of Section 409A of the Code, the Company does not warrant that any award under the Plan will qualify for favorable tax treatment under Section 409A of the Code or any other provision of federal, state, local or foreign law. The Company shall not be liable to any Participant for any tax, interest or penalties the Participant might owe as a result of the grant, holding, vesting, exercise or payment of any award under the Plan.
25.   Amendment And Termination of the Plan.

25.1   Board Authorization.   The Board may, at any time, terminate or, from time to time, amend, modify or suspend this Plan, in whole or in part. No awards may be granted during any period that the Board suspends this Plan.
25.2   Shareholder Approval.   To the extent then required by Applicable Laws or any applicable listing agency or required under Sections 422 or 424 of the Code to preserve the intended tax consequences of this Plan, or deemed necessary or advisable by the Board, any amendment to this Plan shall be subject to shareholder approval.
25.3   Amendments to Awards.   Without limiting any other express authority of the Committee under (but subject to) the express limits of this Plan, the Committee by agreement or resolution may waive conditions of, or limitations on, Awards to Participants that the Committee in the prior exercise of its discretion has imposed, without the consent of a Participant, and, subject to the requirements of Sections 5 and 25.4, may make other changes to the terms and conditions of Awards. Any amendment or other action that would
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constitute a repricing, exchange or repurchase of an underwater Option or SAR as contemplated by Section 19 of the Plan is subject to the limitations set forth therein.
25.4   Limitations on Amendments to Plan and Awards.   No amendment, suspension or termination of this Plan or change of or affecting any outstanding award shall, without written consent of the Participant, affect in any manner materially adverse to the Participant any rights or benefits of the Participant or obligations of the Company under any Award granted under this Plan prior to the effective date of such change.
25.5   Suspension or Termination of Award.   In addition to the remedies of the Company elsewhere provided for herein, failure by a Participant to comply with any of the terms and conditions of the Plan or the Award Agreement executed by such Participant evidencing an award, unless such failure is remedied by such Participant within ten (10) days after having been notified of such failure by the Committee, shall be grounds for the cancellation and forfeiture of such award, in whole or in part, as the Committee may determine.
26.   Notices.

Any communication or notice required or permitted to be given under the Plan shall be in writing, and mailed by registered or certified mail or delivered by hand, if to the Company, to its principal place of business, attention: Compensation Committee, and if to the Participant, to the address of the Participant as appearing on the records of the Company.
27.   Stock-Based Awards in Substitution for Stock Options or Awards Granted by Other Company.

Awards may be granted to Eligible Individuals in substitution for or in connection with an assumption of Options, SARs, a Restricted Stock Award or other stock-based awards granted by other entities to persons who are or who will become Eligible Individuals in respect of the Company or one of its Subsidiaries, in connection with a distribution, merger or other reorganization by or with the granting entity or an affiliated entity, or the acquisition by the Company or one of its Subsidiaries, directly or indirectly, of all or a substantial part of the stock or assets of the employing entity. The awards so granted need not comply with other specific terms of this Plan, provided the awards reflect only adjustments giving effect to the assumption or substitution consistent with the conversion applicable to the Common Stock in the transaction and any change in the issuer of the security. Any shares that are delivered and any awards that are granted by, or become obligations of, the Company, as a result of the assumption by the Company of, or in substitution for, outstanding awards previously granted by an acquired company (or previously granted by a predecessor employer (or direct or indirect parent thereof) in the case of persons that become employed by the Company or one of its Subsidiaries in connection with a business or asset acquisition or similar transaction) shall not be counted against the Share Limit or other limits on the number of shares available for issuance under this Plan. Any adjustment, substitution or assumption made pursuant to this Section 27 shall be made in a manner that, in the good faith determination of the Committee, will not likely result in the imposition of additional taxes or interest under Section 409A of the Code.
28.   Treatment of Dividends and Dividend Equivalents on Unvested Awards.

In no event shall dividends or dividend equivalents be paid with respect to Options or Stock Appreciation Rights. Notwithstanding any other provision of the Plan to the contrary, with respect to any Award that provides for or includes a right to dividends or dividend equivalents, if dividends are declared during the period that an equity Award is outstanding, such dividends (or dividend equivalents) shall be accumulated
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but remain subject to (i) the relevant performance criteria in the case of a Performance Award and (ii) satisfaction of all other vesting requirement(s), in each case to the same extent as the applicable Award and shall only be paid at the time or times such vesting requirement(s) are satisfied.
29.   Clawback of Certain Benefits.

All Awards shall be subject to reduction, cancelation, forfeiture, or recoupment to the extent necessary to comply with (i) the Company’s Executive Officer Clawback Policy or any other clawback, forfeiture, or other similar policy as in effect at the time such Award was granted or (ii) as required by applicable law or the listing rules of the NYSE or other principal stock exchange on which the Common Stock is then listed. In addition, the Company may provide in an Award Agreement that if the Participant receives any amount in excess of the amount that the Participant should otherwise have received under the terms of the Award due to a determination by the Committee that a financial, operational or other metric upon which such Award was based was inaccurate, the Participant shall be required to repay any such excess amount or Shares to the Company.
30.   Governing Law; Severability.

30.1   Violations of Law.   The Company shall not be required to sell or issue any shares of Common Stock under any Award if the sale or issuance of such shares would constitute a violation by the individual holding the Award, the Participant or the Company of any provisions of any law or regulation of any governmental authority, including without limitation any federal or state securities laws or regulations. Any determination in this connection by the Committee shall be final, binding, and conclusive. The Company shall not be obligated to take any affirmative action in order to cause the exercisability or vesting of an Option, the exercise of an Option or the issuance of shares pursuant to the exercise of an Option or expiration of a Restriction Period to comply with any law or regulation of any governmental authority.
30.2   Governing Law.   This Plan shall be governed by, and construed and enforced in accordance with, the laws of the State of Delaware, without regard to conflicts of laws thereof.
30.3   Severability.   If any provision of the Plan or any Award Agreement shall be determined to be illegal or unenforceable by any court of law in any jurisdiction, the remaining provisions hereof and thereof shall be severable and enforceable in accordance with their terms, and all provisions shall remain enforceable in any other jurisdiction.
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0000646065_1 R1.0.0.6

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.KEEP THIS PORTION FOR YOUR RECORDSDETACH AND RETURN THIS PORTION ONLYTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateSCAN TOVIEW MATERIALS & VOTETo withhold authority to vote for anyindividual nominee(s), mark “For AllExcept” and write the number(s) of thenominee(s) on the line below.0 0 00 0 00 0 00000646065_1 R1.0.0.6For Withhold For AllAll All ExceptThe Board of Directors recommends you vote FORthe following:1. Election of DirectorsNominees01) Elizabeth K. Blake 02) Harry Brandler 03) James R. Brickman 04) David Einhorn 05) Kathleen Olsen06) Richard S. Press 07) Lila Manassa MurphyGREEN BRICK PARTNERS, INC.C/O BROADRIDGE CORPORATE ISSUER SOLUTIONSP.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery ofinformation. Vote by 11:59 P.M. ET on 06/10/2024. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to createan electronic voting instruction form.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ETon 06/10/2024. Have your proxy card in hand when you call and then follow theinstructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we haveprovided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood,NY 11717.The Board of Directors recommends you vote FOR proposals 2 and 3. For Against Abstain2. To ratify the appointment of RSM US LLP as our independent registered public accounting firm for the 2024fiscal year.3. To approve the 2024 Omnibus Incentive Plan.NOTE: Any other matters that may come before the meeting or any adjournments thereof will be voted in the bestjudgment of the proxies.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary,please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation orpartnership, please sign in full corporate or partnership name by authorized officer.

0000646065_2 R1.0.0.6Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.comGREEN BRICK PARTNERS, INC.Annual Meeting of StockholdersJune 11, 2024 at 10:00 A.M. Central TimeThis proxy is solicited by the Board of Directors.The stockholder(s) hereby appoint(s) James R. Brickman and Richard A. Costello, or either of them, as proxies, each with thepower to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side ofthis ballot, all of the shares of common stock of GREEN BRICK PARTNERS, INC. that the stockholder(s) is/are entitled tovote at the Annual Meeting of Stockholders to be held at 10:00 A.M. Central Time on June 11, 2024 in virtual only format atwww.virtualshareholdermeeting.com/GRBK2024, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations and will be voted in the bestjudgment of the proxies on any other matters that may come before the meeting or any adjournments thereof.Continued and to be signed on reverse side